                                                   THE VARIABLE ANNUITY CONTRACT

                                                                       ISSUED BY


                                         METLIFE INVESTORS USA INSURANCE COMPANY



                                                                             AND



                                        METLIFE INVESTORS USA SEPARATE ACCOUNT A



                                                                       SERIES VA

                                          (OFFERED ON AND AFTER OCTOBER 7, 2011)





                                                                  APRIL 29, 2013



This prospectus describes the flexible premium deferred variable annuity contract offered by MetLife Investors USA Insurance Company (MetLife Investors USA or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans.



The annuity contract has 63 investment choices - a Fixed Account that offers an interest rate guaranteed by us, and 62 Investment Portfolios listed below.






MET INVESTORS SERIES TRUST - GMIB MAX, EDB MAX, AND GWB PORTFOLIOS* (CLASS B):

     AllianceBernstein Global Dynamic Allocation Portfolio
     AQR Global Risk Balanced Portfolio
     BlackRock Global Tactical Strategies Portfolio
     Invesco Balanced-Risk Allocation Portfolio
     JPMorgan Global Active Allocation Portfolio
     MetLife Balanced Plus Portfolio
     MetLife Multi-Index Targeted Risk Portfolio
     Pyramis (Reg. TM) Government Income Portfolio
     Pyramis (Reg. TM) Managed Risk Portfolio
     Schroders Global Multi-Asset Portfolio



METROPOLITAN SERIES FUND - GMIB MAX, EDB MAX, AND GWB PORTFOLIO* (CLASS G):

     Barclays Aggregate Bond Index Portfolio
         (formerly Barclays Capital Aggregate Bond Index Portfolio)


* If you elect the GWB v1 rider, a GMIB Max rider, or a GMIB Max and an EDB Max rider, you must allocate your Purchase Payments and Account Value among these Investment Portfolios. (See "Purchase - Investment Allocation Restrictions for Certain Riders.") These Investment Portfolios are also available for investment if you do not elect the GWB v1 rider, a GMIB Max rider or an EDB Max rider.

MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C OR CLASS E):

     American Funds (Reg. TM) Growth Portfolio (Class C)
     BlackRock High Yield Portfolio
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
         (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) Goldman Sachs Mid Cap Value Portfolio
     Harris Oakmark International Portfolio
     Invesco Comstock Portfolio
         (formerly Van Kampen Comstock Portfolio)
     Invesco Small Cap Growth Portfolio
     Janus Forty Portfolio
     JPMorgan Core Bond Portfolio
         (formerly American Funds (Reg. TM) Bond Portfolio)
     Loomis Sayles Global Markets Portfolio
     Lord Abbett Bond Debenture Portfolio
     Lord Abbett Mid Cap Value Portfolio
     Met/Eaton Vance Floating Rate Portfolio
     Met/Franklin Low Duration Total Return Portfolio
     Met/Templeton International Bond Portfolio*
     MFS (Reg. TM) Emerging Markets Equity Portfolio
     MFS (Reg. TM) Research International Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     Pioneer Fund Portfolio
     Pioneer Strategic Income Portfolio (Class E)
     T. Rowe Price Large Cap Value Portfolio
     T. Rowe Price Mid Cap Growth Portfolio
     Third Avenue Small Cap Value Portfolio


* This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.")


METROPOLITAN SERIES FUND:

     Baillie Gifford International Stock Portfolio (Class B)
     BlackRock Money Market Portfolio (Class B)
     Davis Venture Value Portfolio (Class E)
     Frontier Mid Cap Growth Portfolio (Class B)
     Jennison Growth Portfolio (Class B)
     Met/Artisan Mid Cap Value Portfolio (Class B)
     Met/Dimensional International Small Company Portfolio (Class B) MetLife Mid Cap Stock Index Portfolio (Class G)
     MetLife Stock Index Portfolio (Class B)
     MFS (Reg. TM) Value Portfolio (Class B)
     MSCI EAFE (Reg. TM) Index Portfolio (Class G)
     Neuberger Berman Genesis Portfolio (Class B)
     Russell 2000 (Reg. TM) Index Portfolio (Class G)
     T. Rowe Price Large Cap Growth Portfolio (Class B)
     Van Eck Global Natural Resources Portfolio (Class B)*
     Western Asset Management U.S. Government Portfolio (Class B)


* This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.")



MET INVESTORS SERIES TRUST - ASSET ALLOCATION PORTFOLIOS (CLASS B OR, AS NOTED, CLASS C):

     American Funds (Reg. TM) Moderate Allocation Portfolio
         (Class C)
     American Funds (Reg. TM) Balanced Allocation Portfolio
         (Class C)
     American Funds (Reg. TM) Growth Allocation Portfolio
         (Class C)
     MetLife Defensive Strategy Portfolio
     MetLife Moderate Strategy Portfolio
     MetLife Balanced Strategy Portfolio
     MetLife Growth Strategy Portfolio
     MetLife Aggressive Strategy Portfolio
     SSgA Growth and Income ETF Portfolio
     SSgA Growth ETF Portfolio

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Investors USA Variable Annuity Contract.


To learn more about the MetLife Investors USA Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 29, 2013. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 91 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.


The contracts:

o  are not bank deposits

o  are not FDIC insured

o  are not insured by any federal government agency

o  are not guaranteed by any bank or credit union

o  may be subject to loss of principal


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 29, 2013

TABLE OF CONTENTS
                                        PAGE




INDEX OF SPECIAL TERMS..................  6
HIGHLIGHTS..............................  7
FEE TABLES AND EXAMPLES.................  9
1. THE ANNUITY CONTRACT................. 18
     Frequent or Large Transfers........ 18
2. PURCHASE............................. 19
     Purchase Payments.................. 19
     Termination for Low Account Value.. 20
     Allocation of Purchase Payments.... 20
     Investment Allocation Restrictions
       for Certain Riders............... 21
     Free Look.......................... 26
     Accumulation Units................. 26
     Account Value...................... 27
     Replacement of Contracts........... 27
     Owning Multiple Contracts.......... 28
3. INVESTMENT OPTIONS................... 28
     Investment Portfolios That Are
       Funds-of-Funds................... 31
     Transfers.......................... 31
     Dollar Cost Averaging Programs..... 34
     Three Month Market Entry Program... 36
     Automatic Rebalancing Program...... 36
     Voting Rights...................... 36
     Substitution of Investment Options. 36
4. EXPENSES............................. 37
     Product Charges.................... 37
     Account Fee........................ 38
     Guaranteed Minimum Income
       Benefit - Rider Charge........... 38
     Guaranteed Withdrawal Benefit -
       Rider Charge..................... 39
     Withdrawal Charge.................. 39
     Reduction or Elimination of the
       Withdrawal Charge................ 40
     Premium and Other Taxes............ 41
     Transfer Fee....................... 41
     Income Taxes....................... 41
     Investment Portfolio Expenses...... 41
5. ANNUITY PAYMENTS
     (THE INCOME PHASE)................. 41
     Annuity Date....................... 41
     Annuity Payments................... 41
     Annuity Options.................... 42
     Variable Annuity Payments.......... 44


     Fixed Annuity Payments............. 44
6. ACCESS TO YOUR MONEY................. 44
     Systematic Withdrawal Program...... 46
     Suspension of Payments or
       Transfers........................ 46
7. LIVING BENEFITS...................... 46
     Overview of Living Benefit Riders.. 46
     Guaranteed Minimum Income Benefit
       (GMIB)........................... 47
     Operation of the GMIB.............. 48
     GMIB Rate Table.................... 54
     Guaranteed Withdrawal Benefit...... 58
     Operation of the Guaranteed
       Withdrawal Benefit............... 58
     GWB Rate Table..................... 65
8. PERFORMANCE.......................... 67
9. DEATH BENEFIT........................ 67
     Upon Your Death.................... 67
     Standard Death Benefit - Principal
       Protection....................... 68
     Optional Death Benefit - Annual
       Step-Up.......................... 68
     Optional Death Benefit - Enhanced
       Death Benefit (EDB).............. 69
     Operation of the EDB............... 70
     EDB Rate Table..................... 75
     Optional Death Benefit -
       Compounded-Plus.................. 77
     Additional Death Benefit -
       Earnings Preservation Benefit.... 77
     General Death Benefit Provisions... 78
     Spousal Continuation............... 79
     Death of the Annuitant............. 79
     Controlled Payout.................. 79
10. FEDERAL INCOME TAX STATUS........... 79
     Taxation of Non-Qualified
       Contracts........................ 80
     Taxation of Qualified Contracts.... 82
     Puerto Rico Tax Considerations..... 85
     Tax Benefits Related to the Assets
       of the Separate Account.......... 86
     Possible Tax Law Changes........... 86
11. OTHER INFORMATION................... 86
     MetLife Investors USA.............. 86
     The Separate Account............... 86
     Distributor........................ 87
     Selling Firms...................... 87
     Requests and Elections............. 89
     Ownership.......................... 90
     Legal Proceedings.................. 91

  Financial Statements..................  91
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION................  91
APPENDIX A.............................. A-1
     Condensed Financial Information.... A-1
APPENDIX B.............................. B-1
     Participating Investment
       Portfolios....................... B-1
APPENDIX C.............................. C-1
     EDCA Examples with Multiple
       Purchase Payments................ C-1
APPENDIX D.............................. D-1
     Guaranteed Minimum Income Benefit
       (GMIB) Examples.................. D-1
APPENDIX E.............................. E-1
     Guaranteed Withdrawal Benefit
       Examples......................... E-1
APPENDIX F.............................. F-1
     Death Benefit Examples............. F-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.



                                                                         PAGE
Account Value............................................................ 27
Accumulation Phase....................................................... 18
Accumulation Unit........................................................ 26
Annual Benefit Payment................................................... 59
Annuitant................................................................ 90
Annuity Date............................................................. 41
Annuity Options.......................................................... 42
Annuity Payments......................................................... 41
Annuity Units............................................................ 42
Beneficiary.............................................................. 90
Business Day............................................................. 20
Contract Year............................................................ 20
Death Benefit Base....................................................... 70
Fixed Account............................................................ 18
Good Order............................................................... 89
GWB Withdrawal Rate...................................................... 59
Income Base.............................................................. 48
Income Phase............................................................. 18
Investment Portfolios.................................................... 28
Joint Owners............................................................. 90
Non-Qualified Contract................................................... 80
Owner.................................................................... 90
Purchase Payment......................................................... 19
Qualified Contract....................................................... 80
Remaining Guaranteed Withdrawal Amount................................... 59
Separate Account......................................................... 86
Total Guaranteed Withdrawal Amount....................................... 58

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make at least one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our Fixed Account and the Investment Portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose an optional death benefit and fixed and variable income options. You can also select a guaranteed minimum income benefit (GMIB) or a guaranteed withdrawal benefit (GWB). We are obligated to pay all money we owe under the contracts, including death benefits, income payments, and amounts due under a GMIB or GWB. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information - The Separate Account.")


The contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a withdrawal charge of up to 7%. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.


The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your contract. You and the Annuitant (the person on whose life we base Annuity Payments) do not have to be the same, unless you purchase a tax qualified contract or elect a GMIB (see "Living Benefits - Guaranteed Minimum Income Benefit (GMIB)").


You can have Annuity Payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable Annuity Payments, the amount of the variable Annuity Payments will depend upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. If you choose fixed Annuity Payments, the amount of each payment will not change during the Income Phase.


TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


STATE VARIATIONS. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject Purchase Payments, the right to assess transfer fees, requirements for unisex annuity rates, the general availability of certain riders, and the availability of certain features of riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. This prospectus describes all the material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Center.


FREE LOOK. You may cancel the contract within 10 days after receiving it (or whatever period is required in your state). If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. Unless otherwise required by state law, you will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your Purchase Payment depending upon the performance of the Investment Portfolios. You bear the risk of any decline in Account Value. We do not refund any charges or deductions assessed during the free look period. We will return your Purchase Payment if required by law.


TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a Non-Qualified Contract during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment until your investment is returned.


NON-NATURAL PERSONS AS OWNERS. If the Owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of this contract can also be a Beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. A contract generally may have two Owners (both of whom must be individuals). The contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA contract. Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the Owner of a Non-Qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits.


NON-NATURAL PERSONS AS BENEFICIARIES. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the contract will generally eliminate the Beneficiary's ability to stretch the contract or a spousal Beneficiary's ability to continue the contract and the living and/or death benefits.


INQUIRIES. If you need more information, please contact our Annuity Service Center at:


                    MetLife Investors Distribution Company

                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                 (800) 343-8496


ELECTRONIC DELIVERY. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Portfolios and other contract related documents.


Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES OF 0% TO 3.5% MAY ALSO BE DEDUCTED.



--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE



WITHDRAWAL CHARGE (Note 1)              7%
(as a percentage of Purchase Payments)
TRANSFER FEE (Note 2)                   $25
                                        $0 (First 12 per year)

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Note 1. If an amount withdrawn is determined to include the withdrawal of prior Purchase Payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses - Withdrawal Charge.")



      Number of Complete Years from     Withdrawal Charge
      Receipt of Purchase Payment       (% of Purchase Payment)
      -------------------------------   ------------------------
                    0                              7
                    1                              6
                    2                              6
                    3                              5
                    4                              4
                    5                              3
                    6                              2
             7 and thereafter                      0

Note 2. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. MetLife Investors USA is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.

--------------------------------------------------------------------------------


ACCOUNT FEE (Note 1)  $30


SEPARATE ACCOUNT ANNUAL EXPENSES (Note 2)

(referred to as Separate Account Product Charges)

 (as a percentage of average Account Value in the Separate Account)



Mortality and Expense Charge                 1.05%
Administration Charge                        0.25%
                                             ----
Total Separate Account Annual Expenses       1.30%
Death Benefit Rider Charges (Optional)
(Note 3)
(as a percentage of average Account
Value in the Separate Account)
Optional Death Benefit - Annual Step-Up      0.20%
Optional Death Benefit - Compounded-Plus     0.35%
Additional Death Benefit - Earnings          0.25%
  Preservation Benefit
Total Separate Account Annual Expenses
Including Highest Charges for Optional       1.90%
  Death Benefits (Note 4)

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Note 1. An account fee of $30 is charged on the last day of each Contract Year if the Account Value is less than $50,000. Different policies apply during the Income Phase of the contract. (See "Expenses.")


Note 2. Certain charges and expenses may not apply during the Income Phase of the contract. (See "Expenses.")


Note 3. See below for additional optional death benefit riders (EDB Max V, EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, and Enhanced Death Benefit II), for which the charge is assessed on the Death Benefit Base and deducted annually from the Account Value.


Note 4. This charge is determined by adding the Mortality and Expense Charge, the Administration Charge, the Optional Death Benefit - Compounded-Plus Charge, and the Additional Death Benefit - Earnings Preservation Benefit Charge.

ADDITIONAL OPTIONAL RIDER CHARGES (Note 1)



GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER
CHARGES (Note 2)
(as a percentage of the Income Base
  (Note 3))
  GMIB Max V - maximum charge       1.50%
  GMIB Max V - current charge       1.00%

  GMIB Max IV - maximum charge      1.50%
  GMIB Max IV - current charge      1.00%

  GMIB Max III - maximum charge     1.50%
  GMIB Max III - current charge     1.00%

  GMIB Max II - maximum charge      1.50%
  GMIB Max II - current charge      1.00%

  GMIB Plus IV - maximum charge     1.50%
  GMIB Plus IV - current charge     1.00%

  GMIB Plus III - maximum charge    1.50%
  GMIB Plus III - current charge    1.00%

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Note 1. Certain charges and expenses may not apply during the Income Phase of the contract. (See "Expenses.")



Note 2. You may only elect one GMIB rider at a time. The GMIB Max V rider is currently available for purchase in all states. The GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV, and GMIB Plus III riders are not available for purchase. Please see "Living Benefits - GMIB Rate Table" for information on when and where each GMIB rider is or was available.


Note 3. On the issue date, the Income Base is equal to your initial Purchase Payment. The Income Base is adjusted for subsequent Purchase Payments and withdrawals. See "Living Benefits - Guaranteed Minimum Income Benefit (GMIB)" for a definition of the term Income Base. The GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV, and GMIB Plus III rider charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. (See "Expenses.")

GUARANTEED WITHDRAWAL BENEFIT (GWB) RIDER CHARGES
(Note 4)
(as a percentage of the Total
  Guaranteed Withdrawal Amount (Note 5))

  GWB v1 - maximum charge                1.80%
  GWB v1 - current charge                0.90%

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Note 4. The GWB v1 rider is currently available for purchase in all states except California, Connecticut, Delaware, Florida, Illinois, Maryland, Minnesota, Mississippi, Montana, New Hampshire, New Jersey, Oregon, Pennsylvania, Rhode Island, South Dakota, Texas, Vermont, and West Virginia.


Note 5. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment. The Total Guaranteed Withdrawal Amount may be adjusted for subsequent Purchase Payments and withdrawals. See "Living Benefits - Guaranteed Withdrawal Benefit" for a definition of the term Total Guaranteed Withdrawal Amount. The GWB rider charge may increase upon an Automatic Annual Step-Up, but it will not exceed the maximum charge listed in this table. (See "Expenses.")

ENHANCED DEATH BENEFIT (EDB) RIDER CHARGES (Note 6)
(as a percentage of the Death Benefit
  Base (Note 7))

  EDB Max V -  maximum charge            1.50%
  EDB Max V (issue age 69 or younger) -  0.60%
  current charge
  EDB Max V (issue age 70-72) -          1.15%
  current charge

  EDB Max IV -  maximum charge           1.50%
  EDB Max IV (issue age 69 or younger)   0.60%
  -  current charge
  EDB Max IV (issue age 70-75) -         1.15%
  current charge

  EDB Max III -  maximum charge          1.50%
  EDB Max III (issue age 69 or younger)  0.60%
  -  current charge
  EDB Max III (issue age 70-75) -        1.15%
  current charge

  EDB Max II -  maximum charge           1.50%
  EDB Max II (issue age 69 or younger)   0.60%
  -  current charge
  EDB Max II (issue age 70-75) -         1.15%
  current charge

  Enhanced Death Benefit III -  maximum  1.50%
  charge
  Enhanced Death Benefit III (issue age  0.60%
  69 or younger) -  current charge
  Enhanced Death Benefit III (issue age  1.15%
  70-75) -  current charge

  Enhanced Death Benefit II -  maximum   1.50%
  charge
  Enhanced Death Benefit II (issue age   0.60%
  69 or younger) -  current charge
  Enhanced Death Benefit II (issue age   1.15%
  70-75) -  current charge

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Note 6. You may only elect one Enhanced Death Benefit rider at a time. The EDB Max V rider is currently available for purchase in all states. The EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, and Enhanced Death Benefit II riders are not available for purchase. Please see "Death Benefit - EDB Rate Table" for information on when and where each EDB rider is or was available. The EDB Max V rider may only be elected if the GMIB Max V rider is also elected. The EDB Max IV rider could only be elected if the GMIB Max IV rider was also elected. The EDB Max III rider could only be elected if the GMIB Max III rider was also elected. The EDB Max II rider could only be elected if the GMIB Max II rider was also elected. The Enhanced Death Benefit III rider could only be elected if the GMIB Plus IV rider was also elected. The Enhanced Death Benefit II rider could only be elected if the GMIB Plus III rider was also elected.


Note 7. The Death Benefit Base is initially set at an amount equal to your initial Purchase Payment. The Death Benefit Base is adjusted for subsequent Purchase Payments and withdrawals. For a definition of the term Death Benefit Base, see "Death Benefit - Optional Death Benefit - Enhanced Death Benefit
(EDB)." The EDB Max V, EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, and Enhanced Death Benefit II rider charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. (See "Expenses.")

--------------------------------------------------------------------------------

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.



                                          Minimum*    Maximum**
                                          -------     -------

Total Annual Portfolio Expenses           0.53%         9.71%
(expenses that are deducted from
  Investment Portfolio assets, including
  management fees, 12b-1/service fees,
  and other expenses)

--------

* The minimum Total Annual Portfolio Expenses shown in this table are the expenses of the MetLife Stock Index Portfolio for the year ended December 31, 2012, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Portfolio Expenses of the MetLife Stock Index Portfolio are 0.52%.


** The maximum Total Annual Portfolio Expenses shown in this table are the expenses of the MetLife Multi-Index Targeted Risk Portfolio for the year ended December 31, 2012, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Portfolio Expenses of the MetLife Multi-Index Targeted Risk Portfolio are 0.86%.

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FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION - DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an Investment Portfolio)


The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.





                                                                                                                          NET
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL     TOTAL
                                                                                    FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ --------------- ---------- ---------- ----------- ------------- ----------
MET INVESTORS SERIES TRUST
 AllianceBernstein Global Dynamic          0.62%        0.25%          0.04%      0.01%      0.92%       0.01%         0.91%
  Allocation Portfolio
 American Funds (Reg. TM) Growth           0.00%        0.55%          0.02%      0.35%      0.92%          -          0.92%
  Portfolio
 AQR Global Risk Balanced Portfolio        0.61%        0.25%          0.12%      0.06%      1.04%       0.01%         1.03%
 BlackRock Global Tactical Strategies      0.66%        0.25%          0.02%      0.21%      1.14%       0.02%         1.12%
  Portfolio
 BlackRock High Yield Portfolio            0.60%        0.25%          0.05%      0.01%      0.91%          -          0.91%
 Clarion Global Real Estate Portfolio      0.60%        0.25%          0.06%      0.00%      0.91%          -          0.91%
 ClearBridge Aggressive Growth Portfolio   0.61%        0.25%          0.03%      0.00%      0.89%          -          0.89%
 Goldman Sachs Mid Cap Value Portfolio     0.71%        0.25%          0.04%      0.00%      1.00%          -          1.00%
 Harris Oakmark International Portfolio    0.77%        0.25%          0.06%      0.00%      1.08%       0.02%         1.06%
 Invesco Balanced-Risk Allocation          0.66%        0.25%          0.12%      0.06%      1.09%          -          1.09%
  Portfolio
 Invesco Comstock Portfolio                0.57%        0.25%          0.03%      0.00%      0.85%       0.02%         0.83%
 Invesco Small Cap Growth Portfolio        0.85%        0.25%          0.02%      0.00%      1.12%       0.01%         1.11%
 Janus Forty Portfolio                     0.63%        0.25%          0.03%      0.00%      0.91%       0.01%         0.90%
 JPMorgan Core Bond Portfolio              0.55%        0.25%          0.09%      0.00%      0.89%       0.13%         0.76%
 JPMorgan Global Active Allocation         0.79%        0.25%          0.28%      0.00%      1.32%       0.07%         1.25%
  Portfolio
 Loomis Sayles Global Markets Portfolio    0.70%        0.25%          0.09%      0.00%      1.04%          -          1.04%
 Lord Abbett Bond Debenture Portfolio      0.51%        0.25%          0.03%      0.00%      0.79%          -          0.79%
 Lord Abbett Mid Cap Value Portfolio       0.65%        0.25%          0.04%      0.06%      1.00%       0.00%         1.00%
 Met/Eaton Vance Floating Rate Portfolio   0.60%        0.25%          0.08%      0.00%      0.93%          -          0.93%
 Met/Franklin Low Duration Total Return    0.50%        0.25%          0.07%      0.00%      0.82%       0.02%         0.80%
  Portfolio
 Met/Templeton International Bond          0.60%        0.25%          0.13%      0.00%      0.98%          -          0.98%
  Portfolio
 MetLife Balanced Plus Portfolio           0.25%        0.25%          0.01%      0.43%      0.94%       0.01%         0.93%
 MetLife Multi-Index Targeted Risk         0.18%        0.25%          9.02%      0.26%      9.71%       8.85%         0.86%
  Portfolio
 MFS (Reg. TM) Emerging Markets Equity     0.91%        0.25%          0.16%      0.00%      1.32%       0.02%         1.30%
  Portfolio
 MFS (Reg. TM) Research International      0.68%        0.25%          0.07%      0.00%      1.00%       0.05%         0.95%
  Portfolio
 PIMCO Inflation Protected Bond            0.47%        0.25%          0.11%      0.00%      0.83%          -          0.83%
  Portfolio
 PIMCO Total Return Portfolio              0.48%        0.25%          0.03%      0.00%      0.76%          -          0.76%
 Pioneer Fund Portfolio                    0.64%        0.25%          0.04%      0.00%      0.93%       0.03%         0.90%
 Pioneer Strategic Income Portfolio        0.57%        0.15%          0.06%      0.00%      0.78%          -          0.78%
 Pyramis (Reg. TM) Government Income       0.42%        0.25%          0.03%      0.00%      0.70%          -          0.70%
  Portfolio
 Pyramis (Reg. TM) Managed Risk            0.45%        0.25%          0.27%      0.48%      1.45%       0.17%         1.28%
  Portfolio
 Schroders Global Multi-Asset Portfolio    0.67%        0.25%          0.32%      0.14%      1.38%       0.14%         1.24%
 T. Rowe Price Large Cap Value Portfolio   0.57%        0.25%          0.02%      0.00%      0.84%          -          0.84%
 T. Rowe Price Mid Cap Growth Portfolio    0.75%        0.25%          0.03%      0.00%      1.03%          -          1.03%
 Third Avenue Small Cap Value Portfolio    0.74%        0.25%          0.03%      0.00%      1.02%       0.01%         1.01%

                                                                                                                          NET
                                                                                  ACQUIRED     TOTAL     CONTRACTUAL     TOTAL
                                                                                    FUND       ANNUAL      EXPENSE      ANNUAL
                                          MANAGEMENT   12B-1/SERVICE     OTHER    FEES AND   PORTFOLIO     SUBSIDY     PORTFOLIO
                                             FEES           FEES       EXPENSES   EXPENSES    EXPENSES   OR DEFERRAL   EXPENSES
                                         ------------ --------------- ---------- ---------- ----------- ------------- ----------
METROPOLITAN SERIES FUND
 Baillie Gifford International Stock       0.81%        0.25%          0.10%      0.00%      1.16%       0.10%         1.06%
  Portfolio
 Barclays Aggregate Bond Index Portfolio   0.25%        0.30%          0.04%      0.00%      0.59%       0.01%         0.58%
 BlackRock Money Market Portfolio          0.33%        0.25%          0.02%      0.00%      0.60%       0.01%         0.59%
 Davis Venture Value Portfolio             0.70%        0.15%          0.03%      0.00%      0.88%       0.05%         0.83%
 Frontier Mid Cap Growth Portfolio         0.73%        0.25%          0.05%      0.00%      1.03%       0.02%         1.01%
 Jennison Growth Portfolio                 0.61%        0.25%          0.03%      0.00%      0.89%       0.07%         0.82%
 Met/Artisan Mid Cap Value Portfolio       0.81%        0.25%          0.04%      0.00%      1.10%          -          1.10%
 Met/Dimensional International Small       0.81%        0.25%          0.17%      0.00%      1.23%       0.01%         1.22%
 Company Portfolio
 MetLife Mid Cap Stock Index Portfolio     0.25%        0.30%          0.07%      0.02%      0.64%       0.00%         0.64%
 MetLife Stock Index Portfolio             0.25%        0.25%          0.03%      0.00%      0.53%       0.01%         0.52%
 MFS (Reg. TM) Value Portfolio             0.70%        0.25%          0.03%      0.00%      0.98%       0.13%         0.85%
 MSCI EAFE (Reg. TM) Index Portfolio       0.30%        0.30%          0.11%      0.01%      0.72%       0.00%         0.72%
 Neuberger Berman Genesis Portfolio        0.82%        0.25%          0.04%      0.00%      1.11%       0.01%         1.10%
 Russell 2000 (Reg. TM) Index Portfolio    0.25%        0.30%          0.08%      0.09%      0.72%       0.00%         0.72%
 T. Rowe Price Large Cap Growth            0.60%        0.25%          0.04%      0.00%      0.89%       0.01%         0.88%
  Portfolio
 Van Eck Global Natural Resources          0.78%        0.25%          0.04%      0.02%      1.09%       0.01%         1.08%
  Portfolio
 Western Asset Management U.S.             0.47%        0.25%          0.03%      0.00%      0.75%       0.02%         0.73%
  Government Portfolio
MET INVESTORS SERIES TRUST -
 ASSET ALLOCATION PORTFOLIOS
 American Funds (Reg. TM) Moderate         0.06%        0.55%          0.01%      0.37%      0.99%          -          0.99%
  Allocation Portfolio
 American Funds (Reg. TM) Balanced         0.06%        0.55%          0.01%      0.38%      1.00%          -          1.00%
  Allocation Portfolio
 American Funds (Reg. TM) Growth           0.07%        0.55%          0.01%      0.38%      1.01%          -          1.01%
  Allocation Portfolio
 MetLife Defensive Strategy Portfolio      0.06%        0.25%          0.01%      0.58%      0.90%          -          0.90%
 MetLife Moderate Strategy Portfolio       0.06%        0.25%          0.00%      0.60%      0.91%          -          0.91%
 MetLife Balanced Strategy Portfolio       0.05%        0.25%          0.01%      0.65%      0.96%          -          0.96%
 MetLife Growth Strategy Portfolio         0.06%        0.25%          0.00%      0.69%      1.00%          -          1.00%
 MetLife Aggressive Strategy Portfolio     0.09%        0.25%          0.01%      0.72%      1.07%          -          1.07%
 SSgA Growth and Income ETF Portfolio      0.31%        0.25%          0.01%      0.24%      0.81%          -          0.81%
 SSgA Growth ETF Portfolio                 0.32%        0.25%          0.03%      0.25%      0.85%          -          0.85%



The information shown in the table above was provided by the Investment Portfolios and we have not independently verified that information. Net Total Annual Portfolio Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Investment Portfolio's 2013 prospectus. "0.00%" in the Contractual Expense Subsidy or Deferral column indicates that there is such an arrangement in effect for a Investment Portfolio, but that the expenses of the Investment Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Investment Portfolio's board of directors or trustees, are not shown.


Certain Investment Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.


THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


CHART 1. Chart 1 assumes you select the GMIB Max V rider (assuming the maximum 1.50% charge applies in all Contract Years) and the EDB Max V rider (assuming the maximum 1.50% charge applies in all Contract Years), which is the most expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                               Time Periods
                    1 year         3 years        5 years        10 years
                 ------------   ------------   ------------   -------------
    maximum       (a)$2,140      (a)$4,591      (a)$6,699      (a)$10,874
    minimum       (b)$1,224      (b)$2,150      (b)$3,105       (b)$5,816

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                               Time Periods
                    1 year         3 years        5 years        10 years
                 ------------   ------------   ------------   -------------
    maximum       (a)$1,440      (a)$4,051      (a)$6,339      (a)$10,874
    minimum         (b)$524      (b)$1,610      (b)$2,745       (b)$5,816

CHART 2. Chart 2 assumes you do not select optional death benefit riders, a Guaranteed Minimum Income Benefit rider, or the Guaranteed Withdrawal Benefit rider, which is the least expensive way to purchase the contract.


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                               Time Periods
                    1 year         3 years        5 years       10 years
                 ------------   ------------   ------------   ------------
    maximum       (a)$1,828      (a)$3,720      (a)$5,347      (a)$8,611
    minimum         (b)$912      (b)$1,193      (b)$1,476      (b)$2,381

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                               Time Periods
                    1 year         3 years        5 years       10 years
                 ------------   ------------   ------------   ------------
    maximum       (a)$1,128      (a)$3,180      (a)$4,987      (a)$8,611
    minimum         (b)$212        (b)$653      (b)$1,116      (b)$2,381



The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the Accumulation Unit value history appears in Appendix A of this prospectus as well as in the SAI.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.


The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you decide to begin receiving Annuity Payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving Annuity Payments, your contract switches to the INCOME PHASE.


The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


The contract is called a variable annuity because you can choose among the Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Portfolio(s) you select. The amount of the Annuity Payments you receive during the Income Phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the Investment Portfolio(s) you select for the Income Phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion. However, there are certain optional features that provide guarantees that can reduce your investment risk (see "Living Benefits").


In most states, the contract also contains a FIXED ACCOUNT (contact your registered representative regarding your state). The Fixed Account is not offered by this prospectus. The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your contract is issued but will not be less than 1%. Your registered representative can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. The Fixed Account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed Annuity Payment option during the Income Phase, payments are made from our general account assets.


The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract will remain level for the entire Income Phase. (Please see "Annuity Payments (The Income Phase)" for more information.)


As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (a change of ownership may terminate certain optional riders). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under "Other Information - Ownership."


Under the Internal Revenue Code (the "Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


FREQUENT OR LARGE TRANSFERS


We have policies and procedures that attempt to detect frequent transfers in situations where there is potential for pricing inefficiencies and where, therefore, the transfers may adversely affect contract Owners and other persons who have interests in the contracts. We employ various means to monitor transfer activity, such as periodically examining the frequency and size of an Owner's transfers into and out of Investment Portfolios that we believe present the potential for pricing inefficiencies. Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers.


Large transfers may increase brokerage and administrative costs of the Investment Portfolios and may disrupt portfolio management strategy. We do not monitor for large transfers except where a portfolio manager of a particular Investment Portfolio has brought large transfer activity to our attention, including "block transfers" where transfer requests have been submitted on behalf of multiple contract Owners by a third party, such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above.


Our policies and procedures on frequent or large transfers are discussed in more detail in "Investment Options - Transfers - Restrictions on Frequent Transfers" and "Investment Options - Transfers - Restrictions on Large Transfers." We may revise these policies and procedures in our sole discretion at any time without prior notice.




2. PURCHASE

The contract may not be available for purchase through your broker dealer ("selling firm") during certain periods. There are a number of reasons why the contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the contract. You may wish to speak to your registered representative about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a contract, and a delay in such process could result in your not being able to purchase a contract. In addition, certain optional riders described in this prospectus may not be available through your selling firm, which you may also wish to discuss with your registered representative. Your selling firm may offer the contract with a lower maximum issue age for the contract and certain riders than other selling firms.


We reserve the right to reject any application.


PURCHASE PAYMENTS


A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments. Initial and subsequent Purchase Payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent Purchase Payments. The manner in which subsequent Purchase Payments may be restricted is discussed below.


GENERAL REQUIREMENTS FOR PURCHASE PAYMENTS. The following requirements apply to initial and subsequent Purchase Payments:


o The minimum initial Purchase Payment we will accept is $5,000 when the contract is purchased as a Non-Qualified Contract.


o If you are purchasing the contract as part of an IRA (Individual Retirement Annuity) or other qualified plan, the minimum initial Purchase Payment we will accept is $2,000.


o If you want to make an initial Purchase Payment of $1 million or more, or a subsequent Purchase Payment that would cause your total Purchase Payments to exceed $1 million, you will need our prior approval.


o The minimum subsequent Purchase Payment is $500 unless you have elected an electronic funds transfer program approved by us, in which case the minimum subsequent Purchase Payment is $100 per month.


o  We will accept a different amount if required by federal tax law.


o We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")


o We will not accept Purchase Payments made with cash, money orders, or travelers checks.


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. We may restrict your ability to make subsequent Purchase Payments. We will notify you in advance if we impose restrictions on subsequent Purchase Payments. You and your financial representative should carefully consider whether our ability to restrict subsequent Purchase Payments is consistent with your investment objectives.


o We reserve the right to reject any Purchase Payment and to limit future Purchase Payments. This means that we may restrict your ability to make subsequent

   Purchase Payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent Purchase Payments in accordance with our established administrative procedures.


o Certain riders have current and potential restrictions on subsequent Purchase Payments that are described in more detail below. For more information, see these subsections below: "Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders" and "Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II."


TERMINATION FOR LOW ACCOUNT VALUE


We may terminate your contract by paying you the Account Value in one sum if, prior to the Annuity Date, you do not make Purchase Payments for two consecutive Contract Years, the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the Account Value on or after the end of such two year period is less than $2,000. (A CONTRACT YEAR is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) Accordingly, no contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA, SEP, SIMPLE IRA or other Qualified Contract. We will not terminate any contract that includes a Guaranteed Minimum Income Benefit or Guaranteed Withdrawal Benefit rider or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base of the Guaranteed Minimum Income Benefit rider, the Remaining Guaranteed Withdrawal Amount of the Guaranteed Withdrawal Benefit rider, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your Purchase Payment to the Fixed Account and/or any of the Investment Portfolios you have selected. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers.


We have reserved the right to restrict payments to the Fixed Account if any of the following conditions exist:


o the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate; or


o your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit); or


o  a transfer was made out of the Fixed Account within the previous 180 days.


Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee's administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information - Requests and Elections.")


We may restrict the investment options available to you if you select certain optional riders. These restrictions are intended to reduce the risk of investment losses that could require us to use our own assets to pay amounts due under the selected optional rider.


In the future, we may change the investment options that are available to you if you select certain optional riders. If you elect an optional rider and we later remove an investment option from the group of investment options available under that rider, you will not be required to reallocate Purchase Payments or Account Value that you had previously allocated to that investment option. However, you may not be able to allocate new Purchase Payments or transfer Account Value to that investment option.


If you choose the GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max V, EDB Max IV, EDB Max III, EDB Max II, or GWB v1 riders, we require you to allocate your Purchase Payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders" until the rider terminates.


If you choose the Guaranteed Minimum Income Benefit Plus IV (GMIB Plus IV), Enhanced Death Benefit III (EDB III), Guaranteed Minimum Income Benefit Plus III (GMIB Plus III), or Enhanced Death Benefit II (EDB II) riders, we require you to allocate your Purchase Payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II" until the rider terminates.


If you make additional Purchase Payments, we will allocate them in the same way as your first Purchase Payment unless you tell us otherwise. However, if you make an additional Purchase Payment while an EDCA or Dollar Cost Averaging (DCA) program is in effect, we will not allocate the additional Purchase Payment to the EDCA or DCA program, unless you tell us to do so. Instead, unless you give us other instructions, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the EDCA or DCA program. (See "Investment Options - Dollar Cost Averaging Programs.") You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time you submit a subsequent Purchase Payment. If you wish to allocate the payment to more than 18 Investment Portfolios (including the Fixed Account), we must have your request to allocate future Purchase Payments to more than 18 Investment Portfolios on record before we can apply your subsequent Purchase Payment to your chosen allocation. If there are Joint Owners, unless we are instructed to the contrary, we will accept allocation instructions from either Joint Owner.


INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS


INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR THE GMIB MAX, EDB MAX, AND GWB V1 RIDERS


If you elect the GMIB Max V or EDB Max V riders, or if you elected the GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max IV, EDB Max III or EDB Max II riders (all eight riders are referred to collectively as the "GMIB Max and EDB Max riders"), or if you elect the GWB v1 rider, you may allocate your Purchase Payments and Account Value among the following Investment Portfolios:


(a) AllianceBernstein Global Dynamic Allocation Portfolio


(b) AQR Global Risk Balanced Portfolio


(c) BlackRock Global Tactical Strategies Portfolio


(d) Invesco Balanced-Risk Allocation Portfolio


(e) JPMorgan Global Active Allocation Portfolio


(f) MetLife Balanced Plus Portfolio


(g) MetLife Multi-Index Targeted Risk Portfolio


(h) Pyramis (Reg. TM) Managed Risk Portfolio


(i) Schroders Global Multi-Asset Portfolio


In addition, you may allocate Purchase Payments and Account Value to the Barclays Aggregate Bond Index Portfolio and the Pyramis (Reg. TM) Government Income Portfolio. No other Investment Portfolios are available with the GMIB Max, EDB Max, or GWB v1 riders.


The Investment Portfolios listed above (other than the Barclays Aggregate Bond Index Portfolio and the Pyramis (Reg. TM) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max, EDB

Max, and GWB v1 riders. For example, certain of the Investment Portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max, EDB Max, or GWB v1 riders are not selected may offer the potential for higher returns. Before you select a GMIB Max, EDB Max, or GWB v1 rider, you and your financial representative should carefully consider whether the investment options available with the GMIB Max, EDB Max, and GWB v1 riders meet your investment objectives and risk tolerance.


You may also allocate Purchase Payments to the Enhanced Dollar Cost Averaging
(EDCA) program, provided that your destination portfolios are one or more of the Investment Portfolios listed above. If you elect the GMIB Max, EDB Max, or GWB v1 riders, you may not participate in the Dollar Cost Averaging (DCA) program.


RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER RIDER TERMINATES. If you elected a GMIB Max rider and it terminates, or if you elected both a GMIB Max rider and the corresponding EDB Max rider and both riders terminate, or if you elected the GWB v1 rider and it terminates, the investment allocation restrictions described above will no longer apply and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios, but not to the Fixed Account. However, if you elected both a GMIB Max rider and the corresponding EDB Max rider, and only the GMIB Max rider has terminated, the investment allocation restrictions described above under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders" will continue to apply. (For information on the termination of the GMIB Max, EDB Max, and GWB v1 riders, see the descriptions of the GMIB and GWB riders in the "Living Benefits" section and the description of the EDB riders in the "Death Benefit" section.)


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS - GMIB MAX AND EDB MAX. The following subsections describe potential and current restrictions on subsequent Purchase Payments for the GMIB Max and EDB Max riders. As of the date of this prospectus, only contracts issued with the GMIB Max II rider or the GMIB Max II and EDB Max II riders during the time period specified in the "Current Restrictions on Subsequent Purchase Payments" section below are subject to restrictions on subsequent Purchase Payments.


POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. (The following does not apply to contracts issued in Oregon. For information on Oregon, see the next paragraph.) In the future, we may choose not to permit Owners of existing contracts with a GMIB Max V, GMIB Max IV, GMIB Max III, or GMIB Max II rider to make subsequent Purchase Payments if: (a) that GMIB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of that GMIB Max rider offered to new customers (for example, if we change the rider charge; see your contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit Owners of existing contracts with an EDB Max V, EDB Max IV, EDB Max III, or EDB Max II rider to make subsequent Purchase Payments if: (a) that EDB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of that EDB Max rider offered to new customers (see your contract schedule for a list of the changes). We will notify Owners of contracts with a GMIB Max or EDB Max rider in advance if we impose restrictions on subsequent Purchase Payments. If we impose restrictions on subsequent Purchase Payments, contract Owners will still be permitted to transfer Account Value among the Investment Portfolios listed above.


POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS - OREGON ONLY. In Oregon, we may choose not to permit Owners of existing contracts with a GMIB Max or EDB Max rider to make subsequent Purchase Payments. We will not impose restrictions on subsequent Purchase Payments until at least 90 days after the contract has been issued. We will notify Owners of contracts with the affected GMIB Max and/or EDB Max riders in advance if we impose restrictions on subsequent Purchase Payments. If we impose restrictions on subsequent Purchase Payments, contract Owners will still be permitted to transfer Account Value among the Investment Portfolios listed above.


For contracts issued in all states, if we have imposed restrictions on
----------------------------------
subsequent Purchase Payments on your contract, we will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in "Purchase - Termination for Low Account Value"; or (b) the rider charge is greater than your Account Value.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. (The following does not apply to contracts issued in Oregon. For information on Oregon, see the next paragraph.) If we received your application and necessary information, in Good Order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on December 2, 2011, and you elected the GMIB Max II rider or the GMIB Max II and EDB Max II riders, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on April 27, 2012. However, we will accept a subsequent Purchase Payment received after April 27, 2012 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in Good Order, before the close of the New York Stock Exchange on March 30, 2012.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS - OREGON ONLY. For contracts issued in Oregon only, if we received your application and necessary information, in Good Order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on December 2, 2011 and you elected the GMIB Max II rider, we will not accept subsequent Purchase Payments from you after the later of: (1) the close of the New York Stock Exchange on April 27, 2012; or (2) 90 days after the contract was issued. However, we will accept a subsequent Purchase Payment received after the later of (1) or (2) above if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in Good Order, before the later of (1) or (2) above.


RESTRICTION ON SUBSEQUENT PURCHASE PAYMENTS - GWB V1. While the GWB v1 rider is in effect, you are limited to making Purchase Payments within the GWB Purchase Payment Period (see "Living Benefits - GWB Rate Table"). However, we will permit you to make a subsequent Purchase Payment after the GWB Purchase Payment Period when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in "Purchase - Termination for Low Account Value"; or (b) the GWB v1 rider charge is greater than your Account Value. If the GWB v1 rider is cancelled (see "Living Benefits - Operation of the Guaranteed Withdrawal Benefit - Cancellation and Guaranteed Principal Adjustment") or terminated (see "Living Benefits - Operation of the Guaranteed Withdrawal Benefit - Termination of the GWB Rider"), the restriction on subsequent Purchase Payments no longer applies.


CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If you elect a GMIB Max, EDB Max, or GWB v1 rider and you are a California purchaser aged 60 or older, you may allocate your Purchase Payments to the BlackRock Money Market Portfolio during the free look period. (See the "Free Look" section below.) After the free look period expires, your Account Value will automatically be transferred to one or more of the Investment Portfolios listed above, according to the allocation instructions you have given us. If you allocate your Purchase Payments to the BlackRock Money Market Portfolio and the contract is cancelled during the free look period, we will give you back your Purchase Payments. If you do not allocate your Purchase Payments to the BlackRock Money Market Portfolio and the contract is cancelled during the free look period, you will only be entitled to a refund of the contract's Account Value, which may be less than the Purchase Payments made to the contract.


INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR GMIB PLUS IV, EDB III, GMIB PLUS III, AND EDB II ALLOCATION. If you elect the GMIB Plus IV rider, the Enhanced Death Benefit III rider, the GMIB Plus III rider, or the Enhanced Death Benefit II rider, you must comply with certain investment allocation restrictions. SPECIFICALLY, YOU MUST ALLOCATE ACCORDING TO
EITHER (A) OR (B) BELOW:
------


(A) You must allocate:


o 100% of your Purchase Payments or Account Value among the AllianceBernstein Global Dynamic Allocation Portfolio, American Funds (Reg. TM) Balanced Allocation Portfolio, American Funds (Reg. TM) Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Balanced Plus Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Multi-Index Targeted Risk Portfolio, Pyramis (Reg. TM) Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, SSgA Growth and Income ETF Portfolio, BlackRock Money Market Portfolio, and/or the Fixed Account (you may also allocate Purchase Payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Portfolios; you may not allocate Purchase Payments to the Dollar Cost Averaging program).


OR


(B) You must allocate:


o AT LEAST 30% of Purchase Payments or Account Value to Platform 1 portfolios and/or to the Fixed Account;


o  UP TO 70% of Purchase Payments or Account Value to Platform 2 portfolios;


o  UP TO 15% of Purchase Payments or Account Value to Platform 3 portfolios;
     and


o  UP TO 15% of Purchase Payments or Account Value to Platform 4 portfolios.


(See the "EDCA" section below for information on allocating Purchase Payments to the EDCA account under option (B). You may not allocate Purchase Payments to the Dollar Cost Averaging program under option (B).)


The investment options in each Platform are:


Platform 1
----------


     Fixed Account
     Barclays Aggregate Bond Index Portfolio
     BlackRock Money Market Portfolio
     JPMorgan Core Bond Portfolio
     Met/Franklin Low Duration Total Return Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     Pyramis (Reg. TM) Government Income Portfolio
     Western Asset Management U.S. Government Portfolio


Platform 2
----------


     AllianceBernstein Global Dynamic Allocation Portfolio
     American Funds (Reg. TM) Balanced Allocation Portfolio
     American Funds (Reg. TM) Growth Allocation Portfolio
     American Funds (Reg. TM) Growth Portfolio
     American Funds (Reg. TM) Moderate Allocation Portfolio
     AQR Global Risk Balanced Portfolio
     Baillie Gifford International Stock Portfolio
     BlackRock Global Tactical Strategies Portfolio
     BlackRock High Yield Portfolio
     ClearBridge Aggressive Growth Portfolio
     Davis Venture Value Portfolio
     Harris Oakmark International Portfolio
     Invesco Balanced-Risk Allocation Portfolio
     Invesco Comstock Portfolio
     Janus Forty Portfolio
     Jennison Growth Portfolio
     JPMorgan Global Active Allocation Portfolio
     Loomis Sayles Global Markets Portfolio
     Lord Abbett Bond Debenture Portfolio
     MetLife Aggressive Strategy Portfolio
     MetLife Balanced Plus Portfolio
     MetLife Balanced Strategy Portfolio
     MetLife Defensive Strategy Portfolio
     MetLife Growth Strategy Portfolio
     MetLife Moderate Strategy Portfolio
     MetLife Multi-Index Targeted Risk Portfolio
     MetLife Stock Index Portfolio
     MFS (Reg. TM) Research International Portfolio
     MFS (Reg. TM) Value Portfolio
     MSCI EAFE (Reg. TM) Index Portfolio
     Pioneer Fund Portfolio
     Pioneer Strategic Income Portfolio
     Pyramis (Reg. TM) Managed Risk Portfolio
     Schroders Global Multi-Asset Portfolio
     SSgA Growth and Income ETF Portfolio
     SSgA Growth ETF Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Large Cap Value Portfolio


Platform 3
----------


     Frontier Mid Cap Growth Portfolio
     Goldman Sachs Mid Cap Value Portfolio
     Lord Abbett Mid Cap Value Portfolio
     Met/Artisan Mid Cap Value Portfolio
     MetLife Mid Cap Stock Index Portfolio
     T. Rowe Price Mid Cap Growth Portfolio


Platform 4
----------


     Clarion Global Real Estate Portfolio
     Invesco Small Cap Growth Portfolio
     Met/Dimensional International Small Company Portfolio
     Met/Eaton Vance Floating Rate Portfolio
     Met/Templeton International Bond Portfolio
     MFS (Reg. TM) Emerging Markets Equity Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000 (Reg. TM) Index Portfolio
     Third Avenue Small Cap Value Portfolio
     Van Eck Global Natural Resources Portfolio


YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.


Certain selling firms do not offer option (B) at the time your initial Purchase Payment is allocated. Please contact our Annuity Service Center if you wish to change your allocation selection to option (B).


We determine whether an investment option is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment option in the event that an investment option is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate Purchase Payments or Account Value that you allocated to an investment option before we changed its classification, unless you make a new Purchase Payment or request a transfer among investment options (other than pursuant to rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the investment option changed). If you make a new Purchase Payment or request a transfer among investment options, you will be required to take the new classification into account in the allocation of your entire Account Value. We will provide you with prior written notice of any changes in classification of investment options.


REBALANCING. If you choose to allocate according to (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of Purchase Payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a Business Day, the reallocation will occur on the next Business Day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.


The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.


SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments must be allocated in accordance with the above limitations. When allocating according to (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent Purchase Payment, if the new allocation instructions differ from those previously received for the contract. Allocating according to (B) does not permit you to specify different allocations for individual Purchase Payments. Due to the rebalancing and reallocation requirements of (B), the entire account will be immediately reallocated according to the most recently provided allocation instructions.


Example:
-------


   Your Account Value is $100,000 and allocated 70% to the Pioneer Fund Portfolio and 30% to the PIMCO Total Return Portfolio using Option B of the Portfolio Flexibility Program. You make a subsequent Purchase Payment of $5,000 and provide instructions to allocate 100% of that payment to the BlackRock Money Market Portfolio. As a result of the new allocation instructions, your entire Account Value of $105,000 will then be reallocated to the BlackRock Money Market Portfolio.


EDCA. If you choose to allocate according to (B) above and you choose to allocate a Purchase Payment to the EDCA account, that entire Purchase Payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous Purchase Payments before allocating a Purchase Payment to the EDCA account, all transfers from an EDCA account must be allocated to the same investment options as your most recent allocations for Purchase Payments.


CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your Purchase Payment allocation instructions under (B) above at any time by providing notice to us, at our Annuity Service Center, or by any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for Purchase Payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future Purchase Payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.


TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS - GMIB PLUS IV, EDB III, GMIB PLUS III, EDB II


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. If applicable in your state and except as noted below, until further notice we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 17, 2012 if your contract was issued with one or more of the following riders: GMIB Plus IV, EDB III, GMIB Plus III, EDB II. You still will be permitted to transfer Account Value among the Investment Portfolios available with your contract and rider. If subsequent Purchase Payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.


We will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the minimum described in the "Purchase - Termination for Low Account Value" section; or (b) the rider charge is greater than your Account Value.


In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.


If your contract was issued in one of the following states, this restriction
----------------------------------------------------------------------------
does not apply and you may continue to make subsequent Purchase Payments at
--------------
this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, Oregon, Pennsylvania, Texas, Utah, or Washington.


FREE LOOK


If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state). We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, we will not assess a withdrawal charge. Unless otherwise required by state law, you will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your Purchase Payment depending upon the performance of the Investment Portfolios you allocated your Purchase Payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. We do not refund any charges or deductions assessed during the free look period. In certain states, we are required to give you back your Purchase Payment if you decide to cancel your contract during the free look period. (For additional information applicable to California purchasers aged 60 and older who elect a GMIB Max, EDB Max, or GWB v1 rider, see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders - California Free Look Requirements for Purchasers Age 60 and Over.")


ACCUMULATION UNITS


The portion of your Account Value allocated to the Separate Account will go up or down depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of this portion of your Account Value, we use a unit of measure we call an ACCUMULATION UNIT. (An Accumulation Unit works like a share of a mutual fund.)


Every Business Day as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for each of the Investment Portfolios by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:


1) dividing the net asset value per share of the Investment Portfolio at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Portfolio as of that day, by the net asset value per share of the Investment Portfolio for the previous Business Day, and

2) multiplying it by one minus the Separate Account product charges (including any rider charge for the Annual Step-Up Death Benefit, the Compounded-Plus Death Benefit, and/or the Additional Death Benefit-Earnings Preservation Benefit) for each day since the last Business Day and any charges for taxes.


The value of an Accumulation Unit may go up or down from day to day.


When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to an Investment Portfolio by the value of the Accumulation Unit for that Investment Portfolio.


Purchase Payments and transfer requests are credited to a contract on the basis of the Accumulation Unit value next determined after receipt of a Purchase Payment or transfer request. Purchase Payments or transfer requests received before the close of the New York Stock Exchange will be credited to your
------
contract that day, after the New York Stock Exchange closes. Purchase Payments or transfer requests received after the close of the New York Stock Exchange,
                              -----
or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next Business
Day).


EXAMPLE:


   On Monday we receive an additional Purchase Payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Mid Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Lord Abbett Mid Cap Value Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 Accumulation Units for the Lord Abbett Mid Cap Value Portfolio.


ACCOUNT VALUE


ACCOUNT VALUE is equal to the sum of your interests in the Investment Portfolios, the Fixed Account, and the EDCA account. Your interest in each Investment Portfolio is determined by multiplying the number of Accumulation Units for that portfolio by the value of the Accumulation Unit.


REPLACEMENT OF CONTRACTS


EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging program or the Three Month Market Entry Program (see "Investment Options - Dollar Cost Averaging Programs"). Any additional Purchase Payments contributed to the new contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.


OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.


OWNING MULTIPLE CONTRACTS


You may be considering purchasing this contract when you already own a variable annuity contract. You should carefully consider whether purchasing an additional contract in this situation is appropriate for you by comparing the features of the contract you currently own, including the death benefits, living benefits, and other guarantees provided by the contract, to the features of this contract. You should also compare the fees and charges of your current contract to the fees and charges of this contract, which may be higher than your current contract. You may also wish to discuss purchasing a contract in these circumstances with your registered representative.




3. INVESTMENT OPTIONS

The contract offers 62 INVESTMENT PORTFOLIOS, which are listed below. Additional Investment Portfolios may be available in the future.


YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS USA INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP:// WWW.SEC.GOV. APPENDIX B CONTAINS A SUMMARY OF ADVISERS, SUBADVISERS, AND INVESTMENT OBJECTIVES FOR EACH INVESTMENT PORTFOLIO.


The investment objectives and policies of certain of the Investment Portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.


Shares of the Investment Portfolios may be offered to insurance company Separate Accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various Owners participating in, and the interests of qualified plans investing in the Investment Portfolios may conflict. The Investment Portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Investment Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the Investment Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.


We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolio Expenses" for information on the management fees paid by the Investment Portfolios and the Statement of Additional Information for the Investment Portfolios for information on the management fees paid by the adviser to the subadvisers.)


Certain Investment Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Investment Portfolio's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolio Expenses" and "Distributor.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Investment Portfolio's 12b-1 Plan decrease the Investment Portfolio's investment return.


We select the Investment Portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than to those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from contract Owners. In some cases, we have included Investment Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Investment Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Investment Portfolios.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series (Reg. TM). (See "Other Information - Distributor.")



MET INVESTORS SERIES TRUST - GMIB MAX, EDB MAX, AND GWB PORTFOLIOS (CLASS B)

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors USA, is the investment manager of Met Investors Series Trust. MetLife Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following Class B portfolios are available under the contract. If you elect the GWB v1 rider, a GMIB Max rider, or a GMIB Max and an EDB Max rider, you must allocate your Purchase Payments and Account Value among these Investment Portfolios and the Investment Portfolio listed below under "Metropolitan Series Fund - GMIB Max, EDB Max, and GWB Portfolio." (See "Purchase - Investment Allocation Restrictions for Certain Riders.") These Investment Portfolios are also available for investment if you do not elect the GWB v1 rider, a GMIB Max rider or an EDB Max rider.


     AllianceBernstein Global Dynamic Allocation Portfolio
     AQR Global Risk Balanced Portfolio
     BlackRock Global Tactical Strategies Portfolio
     Invesco Balanced-Risk Allocation Portfolio
     JPMorgan Global Active Allocation Portfolio

     MetLife Balanced Plus Portfolio
     MetLife Multi-Index Targeted Risk Portfolio
     Pyramis (Reg. TM) Government Income Portfolio
     Pyramis (Reg. TM) Managed Risk Portfolio
     Schroders Global Multi-Asset Portfolio



METROPOLITAN SERIES FUND - GMIB MAX, EDB MAX, AND GWB PORTFOLIO (CLASS G)

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors USA, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following Class G portfolio is available under the contract. If you elect the GWB v1 rider, a GMIB Max rider, or a GMIB Max and an EDB Max rider, you must allocate your Purchase Payments and Account Value among this Investment Portfolio and the Investment Portfolios listed above under "Met Investors Series Trust - GMIB Max, EDB Max, and GWB Portfolios." (See "Purchase - Investment Allocation Restrictions for Certain Riders.") This Investment Portfolio is also available for investment if you do not elect the GWB v1 rider, a GMIB Max rider or an EDB Max rider.


     Barclays Aggregate Bond Index Portfolio
         (formerly Barclays Capital Aggregate Bond Index Portfolio)



MET INVESTORS SERIES TRUST

In addition to the portfolios listed above under "Met Investors Series Trust - GMIB Max, EDB Max, and GWB Portfolios," the following Class B or, as noted, Class C or Class E portfolios are available under the contract:


     American Funds (Reg. TM) Growth Portfolio (Class C)
     BlackRock High Yield Portfolio
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
         (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) Goldman Sachs Mid Cap Value Portfolio
     Harris Oakmark International Portfolio
     Invesco Comstock Portfolio
         (formerly Van Kampen Comstock Portfolio)
     Invesco Small Cap Growth Portfolio
     Janus Forty Portfolio
     JPMorgan Core Bond Portfolio
         (formerly American Funds (Reg. TM) Bond Portfolio)
     Loomis Sayles Global Markets Portfolio
     Lord Abbett Bond Debenture Portfolio
     Lord Abbett Mid Cap Value Portfolio
     Met/Eaton Vance Floating Rate Portfolio
     Met/Franklin Low Duration Total Return Portfolio
     Met/Templeton International Bond Portfolio*
     MFS (Reg. TM) Emerging Markets Equity Portfolio
     MFS (Reg. TM) Research International Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     Pioneer Fund Portfolio
     Pioneer Strategic Income Portfolio (Class E)
     T. Rowe Price Large Cap Value Portfolio
     T. Rowe Price Mid Cap Growth Portfolio
     Third Avenue Small Cap Value Portfolio


* This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.")



METROPOLITAN SERIES FUND


In addition to the portfolio listed above under "Metropolitan Series Fund - GMIB Max, EDB Max, and GWB Portfolio," the following portfolios are available under the contract:


     Baillie Gifford International Stock Portfolio (Class B)
     BlackRock Money Market Portfolio (Class B)
     Davis Venture Value Portfolio (Class E)
     Frontier Mid Cap Growth Portfolio (Class B)
     Jennison Growth Portfolio (Class B)
     Met/Artisan Mid Cap Value Portfolio (Class B)
     Met/Dimensional International Small Company Portfolio (Class B) MetLife Mid Cap Stock Index Portfolio (Class G)
     MetLife Stock Index Portfolio (Class B)
     MFS (Reg. TM) Value Portfolio (Class B)
     MSCI EAFE (Reg. TM) Index Portfolio (Class G)
     Neuberger Berman Genesis Portfolio (Class B)
     Russell 2000 (Reg. TM) Index Portfolio (Class G)
     T. Rowe Price Large Cap Growth Portfolio (Class B)
     Van Eck Global Natural Resources Portfolio (Class B)*
     Western Asset Management U.S. Government Portfolio (Class B)


* This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.")

MET INVESTORS SERIES TRUST - ASSET ALLOCATION PORTFOLIOS

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B or, as noted, Class C portfolios are available under the contract:


     American Funds (Reg. TM) Moderate Allocation Portfolio
         (Class C)
     American Funds (Reg. TM) Balanced Allocation Portfolio
         (Class C)
     American Funds (Reg. TM) Growth Allocation Portfolio
         (Class C)
     MetLife Defensive Strategy Portfolio
     MetLife Moderate Strategy Portfolio
     MetLife Balanced Strategy Portfolio
     MetLife Growth Strategy Portfolio
     MetLife Aggressive Strategy Portfolio
     SSgA Growth and Income ETF Portfolio
     SSgA Growth ETF Portfolio


INVESTMENT PORTFOLIOS THAT ARE FUNDS-OF-FUNDS


The following Investment Portfolios available within Met Investors Series Trust are "funds of funds":


     American Funds (Reg. TM) Balanced Allocation Portfolio
     American Funds (Reg. TM) Growth Allocation Portfolio
     American Funds (Reg. TM) Moderate Allocation Portfolio
     BlackRock Global Tactical Strategies Portfolio
     MetLife Aggressive Strategy Portfolio
     MetLife Balanced Plus Portfolio
     MetLife Balanced Strategy Portfolio
     MetLife Defensive Strategy Portfolio
     MetLife Growth Strategy Portfolio
     MetLife Moderate Strategy Portfolio
     MetLife Multi-Index Targeted Risk Portfolio
     Pyramis (Reg. TM) Managed Risk Portfolio
     SSgA Growth and Income ETF Portfolio
     SSgA Growth ETF Portfolio


"Fund of funds" Investment Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth and Income ETF Portfolio and the SSgA Growth ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Investment Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Investment Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Investment Portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Investment Portfolios, if such underlying portfolios or Underlying ETFs are available under the contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the contract.


TRANSFERS


GENERAL. You can transfer a portion of your Account Value among the Fixed Account and the Investment Portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of frequent or large transfers, or other transfers we determine are or would be to the disadvantage of other contract Owners. (See "Restrictions on Frequent Transfers" and "Restrictions on Large Transfers" below.) We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


You can make a transfer to or from any Investment Portfolio or the Fixed Account, subject to the limitations below. All transfers made on the same Business Day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the Business Day. The following apply to any transfer:


o Your request for transfer must clearly state which Investment Portfolio(s) or the Fixed Account are involved in the transfer.


o  Your request for transfer must clearly state how much the transfer is for.


o The minimum amount you can transfer is $500 from an Investment Portfolio, or your entire interest in the Investment Portfolio, if less (this does not apply to pre-scheduled transfer programs).

o The minimum amount that may be transferred from the Fixed Account is $500, or your entire interest in the Fixed Account. Transfers out of the Fixed Account during the Accumulation Phase are limited to the greater of: (a) 25% of the Fixed Account value at the beginning of the Contract Year, or
     (b) the amount transferred out of the Fixed Account in the prior Contract Year. Currently we are not imposing these restrictions on transfers out of the Fixed Account, but we have the right to reimpose them at any time. You should be aware that, if transfer restrictions are imposed, it may take a while (even if you make no additional Purchase Payments or transfers into the Fixed Account) to make a complete transfer of your Account Value from the Fixed Account. When deciding whether to invest in the Fixed Account it is important to consider whether the transfer restrictions fit your risk tolerance and time horizon.


o You may not make a transfer to more than 18 Investment Portfolios (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 Investment Portfolios (including the Fixed Account) may be made by calling or writing our Annuity Service Center.


o If you have elected to add the GWB rider, a GMIB rider, or a GMIB rider and an Enhanced Death Benefit rider to your contract, you may only make transfers between certain Investment Portfolios. Please refer to the "Purchase-Investment Allocation Restrictions for Certain Riders" section.


During the Accumulation Phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another Investment Portfolio). In such a case, the redemption order would be processed at the source Investment Portfolio's next determined Accumulation Unit value. However, the purchase of the new Investment Portfolio would be effective at the next determined Accumulation Unit value for the new Investment Portfolio only after we receive the proceeds from the source Investment Portfolio, or we otherwise receive cash on behalf of the source Investment Portfolio.


For transfers during the Accumulation Phase, we have reserved the right to restrict transfers to the Fixed Account if any one of the following conditions exist:


o the credited interest rate on the Fixed Account is equal to the guaranteed minimum rate; or


o your Account Value in the Fixed Account equals or exceeds our published maximum for Fixed Account allocation (currently, there is no limit); or


o  a transfer was made out of the Fixed Account within the previous 180 days.


During the Income Phase, you cannot make transfers from a fixed Annuity Payment option to the Investment Portfolios. You can, however, make transfers during the Income Phase from the Investment Portfolios to a fixed Annuity Payment option and among the Investment Portfolios.


TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a Joint Owner, unless we are instructed otherwise, we will accept instructions from either you or the other Owner. (See "Other Information - Requests and Elections.")


All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the Business Day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or on a day when the New York Stock Exchange is not open, to be received on the next day the New York Stock Exchange is open (the next Business Day).


PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following: Dollar Cost Averaging, Three Month Market Entry and Automatic Rebalancing Programs.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from contract Owners to transfer Account Value may dilute the value of an Investment Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect contract Owners and other persons who may have an interest in the contracts (E.G., Annuitants and Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios (i.e., the Baillie Gifford International Stock Portfolio, BlackRock High Yield Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/Eaton Vance Floating Rate Portfolio, Met/Dimensional International Small Company Portfolio, Met/Templeton International Bond Portfolio, MFS (Reg. TM) Emerging Markets Equity Portfolio, MFS (Reg. TM) Research International Portfolio, MSCI EAFE (Reg. TM) Index Portfolio, Neuberger Berman Genesis Portfolio, Pioneer Strategic Income Portfolio, Russell 2000 (Reg. TM) Index Portfolio, Third Avenue Small Cap Value Portfolio, and Van Eck Global Natural Resources Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER INVESTMENT PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate frequent transfers in any Investment Portfolio and there are no arrangements in place to permit any contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Investment Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide to the Investment Portfolio promptly upon request certain information about the trading activity of individual contract Owners, and to execute instructions from the Investment Portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the frequent transfer policies established by the Investment Portfolio.


In addition, contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from contract Owners engaged in frequent trading, the Investment Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single contract Owner). You should read the Investment Portfolio prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Investment Portfolios and may disrupt portfolio management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Investment Portfolios except where the portfolio manager of a particular Investment Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either: (i) in writing with an original signature, or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


DOLLAR COST AVERAGING PROGRAMS


We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the Accumulation Phase.


If you make an additional Purchase Payment while a Dollar Cost Averaging (DCA) or Enhanced Dollar Cost Averaging (EDCA) program is in effect, we will not allocate the additional payment to the DCA or EDCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future Purchase Payments or provide new allocation instructions with the payment, we will allocate the additional Purchase Payment directly to the same destination Investment Portfolios you selected under the DCA or EDCA program. Any Purchase Payments received after the DCA or EDCA program has ended will be allocated as described in "Purchase - Allocation of Purchase Payments."


We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.


The two dollar cost averaging programs are:


1. STANDARD DOLLAR COST AVERAGING (DCA)


This program allows you to systematically transfer a set amount each month from the Fixed Account or from a money market Investment Portfolio to any of the other available Investment Portfolio(s) you select. We provide certain exceptions from our normal Fixed Account restrictions to accommodate the dollar cost averaging program. These transfers are made on a date you select or, if you do not select a date, on the date that a Purchase Payment or Account Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for Purchase Payments or Account Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month.


If you allocate an additional Purchase Payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GWB rider, a GMIB rider, or a GMIB rider and an Enhanced Death Benefit rider.


2. ENHANCED DOLLAR COST AVERAGING (EDCA) PROGRAM


The Enhanced Dollar Cost Averaging (EDCA) program allows you to systematically transfer amounts from a guaranteed account option, the EDCA account in the general account, to any available Investment Portfolio(s) you select. Except as discussed below, only new Purchase Payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.


When a subsequent Purchase Payment is allocated by you to your existing EDCA account, we create "buckets" within your EDCA account.


o The EDCA transfer amount will be increased by the subsequent Purchase Payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.


o Each allocation (bucket) resulting from a subsequent Purchase Payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.


o Allocations (buckets) resulting from each Purchase Payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.


(See Appendix C for further examples of EDCA with multiple Purchase Payments.)


The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The minimum interest rate depends on the date your contract is issued, but will not be less than 1%. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any Investment Portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.


The first transfer we make under the EDCA program is the date your Purchase Payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for Purchase Payments allocated on the 29th, 30th, or 31st day of a month. If the selected day is not a Business Day, the transfer will be deducted from the EDCA account on the selected day but will be applied to the Investment Portfolios on the next Business Day. EDCA interest will not be credited on the transfer amount between the selected day and the next Business Day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.


If you decide you no longer want to participate in the EDCA program, or if we receive notification of your death, your participation in the EDCA program will be terminated and all money remaining in your EDCA account will be transferred to the Investment Portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.


The EDCA program is not available in Oregon.


THREE MONTH MARKET ENTRY PROGRAM


Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.


AUTOMATIC REBALANCING PROGRAM


Once your money has been allocated to the Investment Portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.


An automatic rebalancing program is intended to transfer Account Value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.


We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current Purchase Payment allocations, unless you tell us otherwise.


The Automatic Rebalancing Program is available only during the Accumulation Phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. We will terminate your participation in the Automatic Rebalancing Program when we receive notification of your death. If you have selected the GMIB Plus IV, Enhanced Death Benefit III, GMIB Plus III, or Enhanced Death Benefit II riders, the Fixed Account is available for automatic rebalancing. If you have selected the GWB v1, GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, EDB Max V, EDB Max IV, EDB Max III, or EDB Max II riders, the Fixed Account is not available for automatic rebalancing.



EXAMPLE:

   Assume that you want your initial Purchase Payment split between two Investment Portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the ClearBridge Aggressive Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the ClearBridge Aggressive Growth Portfolio to increase those holdings to 60%.


VOTING RIGHTS


We are the legal owner of the Investment Portfolio shares. However, we believe that when an Investment Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


SUBSTITUTION OF INVESTMENT OPTIONS


If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion.




4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:


PRODUCT CHARGES


SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to certain death benefit riders). We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units (I.E., during the Accumulation Phase and the Income Phase - although death benefit charges no longer continue in the Income Phase).


MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.05% of the average daily net asset value of each Investment Portfolio.


This charge compensates us for mortality risks we assume for the Annuity Payment and death benefit guarantees made under the contract. These guarantees include making Annuity Payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.


ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each Investment Portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.


DEATH BENEFIT RIDER CHARGES. If you select one of the following death benefit riders, we will deduct a charge that compensates us for the costs and risks we assume in providing the benefit. This charge (assessed during the Accumulation Phase) is equal, on an annual basis, to the percentages below of the average daily net asset value of each Investment Portfolio:



      Annual Step-Up Death Benefit         0.20%
      Compounded-Plus Death Benefit        0.35%
      Additional Death Benefit -
Earnings
  Preservation Benefit                     0.25%

Please check with your registered representative regarding which death benefits are available in your state.


EDB Max V is currently available for purchase in all states. EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, and Enhanced Death Benefit II are not available for purchase.


The EDB Max V rider may only be selected if you also select the GMIB Max V rider. The EDB Max IV rider could only be selected if you also selected the GMIB Max IV rider. The EDB Max III rider could only be selected if you also selected the GMIB Max III rider. The EDB Max II rider could only be selected if you also selected the GMIB Max II rider. The Enhanced Death Benefit III rider could only be selected if you also selected the GMIB Plus IV rider. The Enhanced Death Benefit II rider could only be selected if you also selected the GMIB Plus III rider.


If you select an Enhanced Death Benefit rider, and you are age 69 or younger at issue, we will assess a charge during the Accumulation Phase equal to 0.60% of the Death Benefit Base. If you are age 70 or older at issue, we will assess a charge during the Accumulation Phase equal to 1.15% of the Death Benefit Base. (For a discussion of how the Death Benefit Base is determined, see "Death Benefit - Optional Death Benefit - Enhanced Death Benefit (EDB).")


If your Death Benefit Base is increased due to an Optional Step-Up, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of:
(a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up. Starting with the first contract anniversary, the charge is assessed for the prior Contract Year at each contract anniversary before any Optional Step-Up.


If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the Enhanced Death Benefit charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment. If an Enhanced Death Benefit rider is terminated because the contract is terminated; because the death benefit amount is determined; or because there are insufficient funds to deduct the rider charge from the Account Value, no Enhanced Death Benefit charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect.


The Enhanced Death Benefit rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.


ACCOUNT FEE


During the Accumulation Phase, every Contract Year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior Contract Year if your Account Value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the Account Value regardless of the amount of your Account Value. During the Accumulation Phase, the account fee is deducted pro rata from the Investment Portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.


A pro rata portion of the charge will be deducted from the Account Value on the Annuity Date if this date is other than a contract anniversary. If your Account Value on the Annuity Date is at least $50,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract.


GUARANTEED MINIMUM INCOME

BENEFIT - RIDER CHARGE


We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. There are six different versions of the GMIB under this contract: GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV, and GMIB Plus III. GMIB Max V is currently available for purchase in all states. GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV, and GMIB Plus III are not available for purchase.


If you select a GMIB rider, we will assess a charge during the Accumulation Phase equal to 1.00% of the Income Base (see "Living Benefits - Guaranteed Minimum Income Benefit (GMIB)" for a discussion of how the Income Base is determined) at the time the rider charge is assessed prior to any Optional Step-Up.


If your Income Base is increased due to an Optional Step-Up, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


The rider charge is assessed at the first contract anniversary, and then at each subsequent contract anniversary, up to and including the anniversary on or immediately preceding the date the rider is exercised.


If you: make a full withdrawal (surrender); begin to receive Annuity Payments at the Annuity Date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); or assign the contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date of the withdrawal, the beginning of Annuity Payments, the change of Owner/Annuitant, or the assignment. If a GMIB rider is terminated because of the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the contract); because the Guaranteed Principal Option is exercised; or because it is the 30th day following the contract anniversary prior to the

Owner's 91st birthday, no GMIB rider charge will be assessed based on the number of months from the last contract anniversary to the date the termination takes effect.


The GMIB rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/

account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.


GUARANTEED WITHDRAWAL BENEFIT - RIDER CHARGE


If you elect the Guaranteed Withdrawal Benefit (GWB) rider, a charge is deducted from your Account Value during the Accumulation Phase on each contract anniversary. The charge is a percentage of the Total Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefit - Operation of the Guaranteed Withdrawal Benefit") on the contract anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such contract anniversary.


The Guaranteed Withdrawal Benefit rider charge is 0.90% of the Total Guaranteed Withdrawal Amount.


If: you make a full withdrawal (surrender) of your Account Value; you apply all of your Account Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person); the contract terminates (except for a termination due to death); or you assign your contract, a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of the change.


If the Guaranteed Withdrawal Benefit rider is terminated because of the death of the Owner, Joint Owner or Annuitant (if the Owner is a non-natural person), or if the rider is cancelled pursuant to the cancellation provisions of the rider, no rider charge will be assessed based on the period from the most recent contract anniversary to the date the termination or cancellation takes effect.


The Guaranteed Withdrawal Benefit rider charge is not assessed while your Remaining Guaranteed Withdrawal Amount (see "Living Benefits - Guaranteed Withdrawal Benefit - Operation of the Guaranteed Withdrawal Benefit") equals zero.


The Guaranteed Withdrawal Benefit rider charge is deducted from your Account Value pro rata from each Investment Portfolio, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Account Value. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.


We reserve the right to increase the Guaranteed Withdrawal Benefit rider charge upon an Automatic Annual Step-Up. The increased rider charge will apply after the contract anniversary on which the Automatic Annual Step-Up occurs. If an Automatic Annual Step-Up occurs under the Guaranteed Withdrawal Benefit rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. The GWB Maximum Fee Rate is 1.80%.


WITHDRAWAL CHARGE


We impose a withdrawal charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments, a withdrawal charge is assessed against each Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:


1. Earnings in your contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); then


2. The free withdrawal amount described below (deducted from Purchase Payments not previously withdrawn, in the order such Purchase Payments were made, with the oldest Purchase Payment first, as described below); then


3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn.


The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Years from        Withdrawal Charge
Receipt of Purchase Payment       (% of Purchase Payment)
------------------------------   ------------------------
  0                                         7
  1                                         6
  2                                         6
  3                                         5
  4                                         4
  5                                         3
  6                                         2
  7 and thereafter                          0

For a partial withdrawal, the withdrawal charge is deducted from the remaining Account Value, if sufficient. If the remaining Account Value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.


If the Account Value is smaller than the total of all Purchase Payments, the withdrawal charge only applies up to the Account Value.


We do not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits, although we do assess the withdrawal charge in calculating GMIB payments, if applicable. In addition, we will not assess the withdrawal charge on required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract. We do not assess the withdrawal charge on earnings in your contract.


NOTE: For tax purposes, earnings from Non-Qualified Contracts are considered to come out first.


FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


GENERAL. We may elect to reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract, or if a prospective purchaser already had a relationship with us. We may not deduct a withdrawal charge under a contract issued to an officer, director, employee, or a family member of an officer, director, or employee of ours or any of our affiliates, and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer that is participating in the offering of the contract. In lieu of a withdrawal charge waiver, we may provide an Account Value credit.


NURSING HOME OR HOSPITAL CONFINEMENT RIDER. We will not impose a withdrawal charge if, after you have owned the contract for one year, you or your Joint Owner becomes confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the Annuity Date. We will not accept additional payments once this waiver is used. There is no charge for this rider. This rider is not available in Massachusetts. This rider is also not available for contracts issued in South Dakota based on applications and necessary information received in Good Order at our Annuity Service Center after the close of the New York Stock Exchange on December 31, 2012.


TERMINAL ILLNESS RIDER. After the first contract anniversary, we will waive the withdrawal charge if you or your Joint Owner are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your contract; and you have been the Owner continuously since the contract was issued (or have become the Owner as the spousal Beneficiary who continues the contract). This waiver terminates on the Annuity Date. We will not accept additional payments once this waiver is used. There is no charge for this rider. This rider is not available in Massachusetts.


The Nursing Home or Hospital Confinement rider and the Terminal Illness rider are not available for Owners who are age 81 or older (on the contract issue date). Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider and the Terminal Illness rider. They are specified in the rider(s) that are part of your contract.


PREMIUM AND OTHER TAXES


We reserve the right to deduct from Purchase Payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. Premium taxes generally range from 0 to 3.5%, depending on the state. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.


TRANSFER FEE


We currently allow unlimited transfers without charge during the Accumulation Phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the Investment Portfolio or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.


If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.


INCOME TAXES


We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.


INVESTMENT PORTFOLIO EXPENSES


There are deductions from and expenses paid out of the assets of each Investment Portfolio, which are described in the fee table in this prospectus and the Investment Portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Portfolio.




5.  ANNUITY PAYMENTS

        (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your Annuity Date must be the first day of a calendar month and must be at least 30 days after we issue the contract.


When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant's 90th birthday or 10 years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures).


PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED A LIVING BENEFIT RIDER SUCH AS A GUARANTEED MINIMUM INCOME BENEFIT OR GUARANTEED WITHDRAWAL BENEFIT, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY DEATH BENEFIT OR GUARANTEED PRINCIPAL ADJUSTMENT THAT MAY BE PROVIDED BY THE RIDER.


ANNUITY PAYMENTS


You (unless another payee is named) will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments.


During the Income Phase, you have the same investment choices you had just before the start of the Income Phase. At the Annuity Date, you can choose whether payments will be:


o  fixed Annuity Payments, or


o  variable Annuity Payments, or


o  a combination of both.


If you don't tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place just before the start of the Income Phase.


If you choose to have any portion of your Annuity Payments based on the Investment Portfolio(s), the dollar amount of your initial payment will vary and will depend upon three things:


1) the value of your contract in the Investment Portfolio(s) just before the start of the Income Phase,


2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and


3)    the Annuity Option elected.


Subsequent variable Annuity Payments will vary with the performance of the Investment Portfolios you selected. (For more information, see "Variable Annuity Payments" below.)


At the time you choose an Annuity Option, you select the AIR, which must be acceptable to us. Currently, you can select an AIR of 3% or 4%. You can change the AIR with 30 days notice to us prior to the Annuity Date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable Annuity Payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable Annuity Payments will decrease.



Your variable Annuity Payment is based on ANNUITY UNITS. An Annuity Unit is an accounting device used to calculate the dollar amount of Annuity Payments. (For more information, see "Variable Annuity Payments" below.)


When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable Annuity Payment, but subsequent variable Annuity Payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Investment Portfolios. On the other hand, a higher AIR will result in a higher initial variable Annuity Payment than a lower AIR, but later variable Annuity Payments will rise more slowly or fall more rapidly.


A transfer during the Income Phase from a variable Annuity Payment option to a fixed Annuity Payment option may result in a reduction in the amount of Annuity Payments.


If you choose to have any portion of your Annuity Payments be a fixed Annuity Payment, the dollar amount of each fixed Annuity Payment will not change, unless you make a transfer from a variable Annuity Payment option to the fixed Annuity Payment that causes the fixed Annuity Payment to increase. Please refer to the "Annuity Provisions" section of the Statement of Additional Information for more information.


Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments. Likewise, if your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.


ANNUITY OPTIONS


You can choose among income plans. We call those ANNUITY OPTIONS. You can change your Annuity Option at any time before the Annuity Date with 30 days notice to us.


If you do not choose an Annuity Option, Option 2, which provides a life annuity with 10 years of guaranteed Annuity Payments, will automatically be applied.


You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Annuity Payments begin, you cannot change the Annuity Option.


If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below).

For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.


OPTION 1. LIFE ANNUITY. Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant's death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity Payments if the Annuitant dies before the due date of the third payment, and so on.


OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.


OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor's death.


OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make Annuity Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the joint Annuitant, we have made Annuity Payments for less than ten years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10 year period.


OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an Annuity Option under which fixed or variable monthly Annuity Payments are made for a selected number of years as approved by us, currently not less than 10 years. This Annuity Option may be limited or withdrawn by us in our discretion.


We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.


You may withdraw the commuted value of the payments remaining under the variable Payments for a Designated Period Annuity Option (Option 5). You may not commute the fixed Payments for a Designated Period Annuity Option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving Annuitant. Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable Annuity Options, the calculation of the commuted value will be done using the AIR applicable to the contract. (See "Annuity Payments" above.) For fixed Annuity Options, the calculation of the commuted value will be done using the then current Annuity Option rates.


There may be tax consequences resulting from the election of an Annuity Payment option containing a commutation feature (I.E., an Annuity Payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")



Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Options 3 and 4 and/or the duration of the guarantee period under Options 2, 4, and 5.


Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner's life in certain circumstances.


In addition to the Annuity Options described above, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts.


In the event that you purchased the contract as a Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if Annuity Payments have already begun, the death benefit would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.


VARIABLE ANNUITY PAYMENTS


The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The first variable Annuity Payment will be based upon the Adjusted Contract Value, the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.


The dollar amount of variable Annuity Payments after the first payment is determined as follows:


o The dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the subaccount to which the transfer is made, and the number of Annuity Units will be adjusted for transfers to a fixed Annuity Option. Please see the Statement of Additional Information for details about making transfers during the Annuity Phase.


o The fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.


o The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.


ANNUITY UNIT. The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us. The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor (see the Statement of Additional Information for a definition) for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.


FIXED ANNUITY PAYMENTS


The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the Annuity Date will be used to determine a fixed Annuity Payment. The Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made. You may not make a transfer from the fixed Annuity Option to the variable Annuity Option.




6. ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your Beneficiary) can have access to the money in your contract:


(1)    by making a withdrawal (either a partial or a complete withdrawal);


(2)    by electing to receive Annuity Payments; or


(3)    when a death benefit is paid to your Beneficiary.

Under most circumstances, withdrawals can only be made during the Accumulation Phase.


You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.") If you own an annuity contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider if your contract lapses and there remains any Income Base may be considered an impermissible modification of the payment stream under certain circumstances.


When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:


o  less any applicable withdrawal charge;


o  less any premium or other tax;


o  less any account fee; and


o less any applicable pro rata GWB, GMIB, or Enhanced Death Benefit rider charge.


Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the Fixed Account, the EDCA account and the Investment Portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the Investment Portfolio, Fixed Account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.


We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (I.E., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


How to withdraw all or part of your Account Value:


o You must submit a request to our Annuity Service Center. (See "Other Information - Requests and Elections.")


o If you would like to have the withdrawal charge waived under the Nursing Home or Hospital Confinement Rider or the Terminal Illness Rider, you must provide satisfactory evidence of confinement to a nursing home or hospital or terminal illness. (See "Expenses - Reduction or Elimination of the Withdrawal Charge.")


o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).


o We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or Owner's death.


There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.


DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in "Expenses - Withdrawal Charge," if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the "Living Benefits" and "Death Benefit" sections. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.


SYSTEMATIC WITHDRAWAL PROGRAM


You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)


We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.


SUSPENSION OF PAYMENTS OR TRANSFERS


We may be required to suspend or postpone payments for withdrawals or transfers for any period when:


o the New York Stock Exchange is closed (other than customary weekend and holiday closings);


o  trading on the New York Stock Exchange is restricted;


o an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Portfolios is not reasonably practicable or we cannot reasonably value the shares of the Investment Portfolios; or


o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.


We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law, but not for more than six months.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.




7. LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS


We offer optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders - guaranteed income benefits and a guaranteed withdrawal benefit:


Guaranteed Income Benefits
--------------------------


o  GMIB Max (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II)


o  Guaranteed Minimum Income Benefit Plus (GMIB Plus IV and GMIB Plus III)


Our guaranteed income benefit riders are designed to allow you to invest your Account Value in the Investment Portfolios, while assuring a specified guaranteed level of minimum fixed Annuity Payments if you elect the Income Phase. The fixed Annuity Payment amount is guaranteed regardless of investment performance or the actual Account Value at the time you annuitize. Prior to exercising the rider and annuitizing your contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.


Guaranteed Withdrawal Benefit
-----------------------------


o  Guaranteed Withdrawal Benefit (GWB v1)


The Guaranteed Withdrawal Benefit rider is designed to allow you to invest your Account Value in the Investment Portfolios, while guaranteeing that at least the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider.


GUARANTEED MINIMUM INCOME BENEFIT (GMIB)


If you want to invest your Account Value in the Investment Portfolio(s) during the Accumulation Phase, but you also want to assure a specified guaranteed level of minimum fixed Annuity Payments during the Income Phase, we offer an optional rider for an additional charge, called the Guaranteed Minimum Income Benefit (GMIB). The purpose of the GMIB is to provide protection against market risk (the risk that the Account Value allocated to the Investment Portfolio(s) may decline in value or underperform your expectations).


As described in more detail in "Annuity Payments (The Income Phase)," you can choose to apply your Account Value to fixed Annuity Payments, variable Annuity Payments, or a combination of both. The dollar amount of your Annuity Payments will vary to a significant degree based on the market performance of the Investment Portfolio(s) to which you had allocated Account Value during the Accumulation Phase (and based on market performace during the Income Phase, in the case of variable Annuity Payments).


With the GMIB, the minimum amount of each fixed Annuity Payment you receive during the Income Phase is guaranteed regardless of the investment performance of the Investment Portfolios during the Accumulation Phase or your actual Account Value at the time you elect the Income Phase. Prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the Accumulation Phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.


In states where approved, you may purchase the GMIB if you are age 78 or younger on the effective date of your contract. You may not have this benefit and another living benefit (Guaranteed Withdrawal Benefit) in effect at the same time. Once elected, the GMIB rider may not be terminated except as stated below.


SUMMARY OF THE GMIB


THE FOLLOWING SECTION PROVIDES A SUMMARY OF HOW THE GMIB WORKS. A MORE DETAILED EXPLANATION OF THE OPERATION OF THE GMIB IS PROVIDED, IN THE SECTION BELOW CALLED "OPERATION OF THE GMIB."


Under the GMIB, we calculate an "Income Base" that determines, in part, the minimum amount you receive as fixed Annuity Payments under the GMIB rider if you elect the Income Phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see "Operation of the GMIB-Income Base"). We then will apply the Income Base calculated at the time the GMIB rider is exercised to the conservative GMIB Annuity Table specified in your GMIB rider in order to determine your minimum guaranteed lifetime fixed monthly Annuity Payments. (However, your actual payment may be higher than this minimum if, as discussed below, Annuity Payments during the Income Phase of the contract based on the Account Value would produce a higher payment).


IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. THE GMIB MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY. IF AT THE TIME YOU ELECT THE INCOME PHASE, APPLYING YOUR ACTUAL ACCOUNT VALUE TO THEN CURRENT ANNUITY PURCHASE RATES (INDEPENDENT OF THE GMIB RIDER) PRODUCES HIGHER ANNUITY PAYMENTS, YOU WILL RECEIVE THE HIGHER ANNUITY PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED.


DIFFERENT VERSIONS OF THE GMIB. From time to time, we introduce new versions of the GMIB. Each version of the GMIB we have offered with this contract, and the versions we may currently be offering (if any), are listed in the "GMIB Rate Table" immediately following the

"Operation of the GMIB" section below. The principal differences between the different versions of the GMIB described in this prospectus are the items listed in the GMIB Rate Table and the Investment Portfolios to which you are permitted to allocate Account Value while the GMIB rider is in effect (see "Operation of the GMIB - Investment Allocation Restrictions").


(See Appendix D for examples illustrating the operation of the GMIB.)


OPERATION OF THE GMIB


The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the "Annual Increase Rate," "Dollar-for-Dollar Withdrawal Percentage," and "Enhanced Payout Rate" sections), refer to the GMIB Rate Table below for the specific rates and other terms applicable to your version of the GMIB.


INCOME BASE. The INCOME BASE is the greater of (a) or (b) below.


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).


(b) Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase Payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


    (i) is Purchase Payments accumulated at the annual increase rate (as defined below) from the date the Purchase Payment is made; and


    (ii) is withdrawal adjustments (as defined below) accumulated at the annual increase rate.


The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.


ANNUAL INCREASE RATE. As noted above, we calculate an Income Base under the GMIB rider that helps determine the minimum amount you receive as an income payment upon exercising the rider. One of the factors used in calculating the Income Base is called the "annual increase rate."


Through the contract anniversary immediately prior to the Owner's 91st birthday, the annual increase rate is the greater of:


(a)    the GMIB Annual Increase Rate; or


(b)    the Required Minimum Distribution Rate (as defined below).


Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.


REQUIRED MINIMUM DISTRIBUTION RATE. The Required Minimum Distribution Rate equals the greater of:


(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;


(2a) if you enroll only in the Automated Required Minimum Distribution Program,
                   ----
       the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the Annual Increase Amount at the beginning of the Contract Year; or


(2b)    if you enroll in both the Systematic Withdrawal Program and the
                         ----
     Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


On the first contract anniversary, "at the beginning of the Contract Year" means on the issue date; on a later contract anniversary, "at the beginning of the Contract Year" means on the prior contract anniversary.


See "Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GMIB" below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.


If item (b) above (the Required Minimum Distribution Rate) is greater than item
(a) above (the GMIB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the Required Minimum Distribution Rate, the Required
               ------
Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of Annuity Payments under the GMIB.


During the 30-day period following the contract anniversary immediately prior to the Owner's 91st birthday, the annual increase rate is 0%.


DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE. One of the factors used in calculating withdrawal adjustments is called the "Dollar-for-Dollar Withdrawal Percentage." The Dollar-for-Dollar Withdrawal Percentage is the greater of:


(a)    the GMIB Dollar-for-Dollar Withdrawal Rate; or


(b) the Required Minimum Distribution Rate (as defined above under "Annual Increase Rate").


Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.


During the 30-day period following the contract anniversary immediately prior to the Owner's 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.


For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore
--------------------
the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A HIGHER DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE ALLOWS YOU TO WITHDRAW A LARGER AMOUNT EACH CONTRACT YEAR WHILE RECEIVING DOLLAR-FOR-DOLLAR TREATMENT OF THE WITHDRAWALS RATHER THAN A PROPORTIONAL ADJUSTMENT. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a "dollar-for-dollar treatment" withdrawal adjustment may be more favorable than a "proportional reduction" withdrawal adjustment.


WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


(a)    proportional reduction: if total withdrawals in a Contract Year are
       ----------------------
     greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or


(b)    dollar-for-dollar treatment: if total withdrawals in a Contract Year are
       ---------------------------
     not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.


These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE ANNUAL INCREASE AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE ANNUAL INCREASE AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE ANNUAL INCREASE AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF ANNUITY PAYMENTS UNDER THE GMIB RIDER. Complying with the two conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.


Example:
-------


o Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if you owned a GMIB rider with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first contract year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.


o Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if you took a withdrawal during the first Contract Year equal to 10% of the Account Value , that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.


In determining the GMIB annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.


OPTIONAL STEP-UP. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.


An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or older Joint Owner or Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.


You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.


Each Optional Step-Up:


(1) resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;


(2) resets the waiting period to exercise the rider to the tenth contract anniversary following the date the Optional Step-Up took effect;


(3)    may reset the rider charge to a rate that does not exceed the lower of:
     (a) the Maximum Optional Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.


On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.


GUARANTEED PRINCIPAL OPTION. On each contract anniversary starting with the tenth contract anniversary and through the contract anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable contract anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that contract anniversary.


By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:


(a) is Purchase Payments credited within 120 days of the date we issued the contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and


(b) the Account Value on the contract anniversary immediately preceding exercise of the Guaranteed Principal Option.


The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because Purchase Payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB rider may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the rider for this feature.

The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB RIDER CHARGES WILL APPLY THEREAFTER. The variable annuity contract, however, will continue. If you only elected a GMIB rider, the investment allocation restrictions described in "Purchase - Investment Allocation Restrictions for Certain Riders" will no longer apply, and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Investment Portfolios. (However, if you elected a GMIB Max rider, you will not be permitted to allocate subsequent Purchase Payments or transfer Account Value to the Fixed Account.) If you elected both a GMIB rider and an EDB rider, the investment allocation restrictions applicable to the EDB rider will continue to apply.


The Guaranteed Principal Option is not available with contracts issued with a GMIB rider in the state of Washington.


EXERCISING THE GMIB. If you exercise the GMIB rider, you must elect to receive Annuity Payments under one of the following fixed Annuity Options:


(1)    Life annuity with 5 years of Annuity Payments guaranteed.


(2) Joint and last survivor annuity with 5 years of Annuity Payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the Joint Annuitants, who are not spouses, is greater than 10 years. (See "Annuity Payments (The Income Phase).")


These options are described in the contract and the GMIB rider.


THE GMIB ANNUITY TABLE. When the contract is annuitized, Annuity Payments under the GMIB rider will be determined by applying the Income Base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the rider and the GMIB Rate Table.


As with other payout types, the amount you receive as an income payment also depends on the Annuity Option you select, your age, and your sex. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


If you exercise the GMIB rider, your Annuity Payments will be the greater of:


o the Annuity Payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or


o the Annuity Payment determined for the same Annuity Option in accordance with the base contract. (See "Annuity Payments (The Income Phase).")


If you choose not to receive Annuity Payments as guaranteed under the GMIB, you may elect any of the Annuity Options available under the contract.


IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING CONTRACT VALUE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.


If you take a full withdrawal of your Account Value, your contract is terminated by us due to its small Account Value and inactivity (see "Purchase - Termination for Low Account Value"), or your contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.


ENHANCED PAYOUT RATES. The GMIB payout rates are enhanced under the following circumstances.


If you select the GMIB and if:


o  you take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;



o your Account Value is fully withdrawn or decreases to zero at or after you reach the Minimum Enhanced Payout Withdrawal Age and there is an Income Base remaining; and

o the Annuity Option you select is the single life annuity with 5 years of Annuity Payments guaranteed;


then the annual Annuity Payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the Income Base (calculated on the date the payments are determined).


If an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the contract, the spouse may elect to continue the contract and the GMIB rider. If the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the Enhanced Payout Rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at the applicable Minimum Enhanced Payout Withdrawal Age and subsequently died, if that Owner's spouse continued the contract and the GMIB rider, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Enhanced Rate Withdrawal Age at the time the contract was continued. If the spouse elects to continue the contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the Enhanced Payout Rates is based on the spouse's age when the spouse begins to take withdrawals.


INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection of "Purchase
- Investment Allocation Restrictions for Certain Riders."


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent Purchase Payments that may apply for your version of the GMIB, see the applicable subsection of "Purchase
-  Investment Allocation Restrictions for Certain Riders."


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


OWNERSHIP. If you, the Owner, are a natural person, you must also be the Annuitant. If a non-natural person owns the contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB Annuity Payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit section of the prospectus, "you" always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.


GMIB AND DECEDENT CONTRACTS. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase a GMIB rider.


TERMINATING THE GMIB RIDER. Except as otherwise provided in the GMIB rider, the rider will terminate upon the earliest of:


    a) The 30th day following the contract anniversary prior to your 91st birthday;


    b) The date you make a complete withdrawal of your Account Value (if there is an Income Base remaining you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);


    c) The date you elect to receive Annuity Payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);


    d) Death of the Owner or Joint Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the contract), or death of the Annuitant if a non-natural person owns the contract;


    e) A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);


    f)    The effective date of the Guaranteed Principal Option; or


    g) The date you assign your contract (a pro rata portion of the rider charge will be assessed).


Under our current administrative procedures, we will waive the termination of the GMIB rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.


When the GMIB rider terminates, the corresponding GMIB rider charge terminates and the GMIB investment allocation restrictions will no longer apply (except for the restrictions applicable to the GMIB Max riders described under "Purchase - Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders - Restrictions on Investment Allocations After Rider Terminates").


USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GMIB


For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.


Used with the GMIB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Income Base on a proportionate basis. (Reducing the Income Base on a proportionate basis could have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.


Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Income Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar for Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.


If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Income Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of Annuity Payments under the GMIB rider.


To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.


GMIB RATE TABLE


USING THE GMIB RATE TABLE. The GMIB Rate Table indicates the date each version was first offered ("Date Introduced"). Only one version is offered in each state, currently. When a new version of the GMIB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version; in addition, certain broker-dealers may not offer a new version on the first date it is introduced.


If you have already purchased a contract, to determine which version of the GMIB (if any) you purchased with your contract, you should refer to the copy of the contract you received after you purchased it. If you would like another copy of your contract, including any applicable GMIB rider, please call our Annuity Service Center at (800) 343-8496. If you are purchasing a contract, to determine which version of the rider is currently being offered in your state, you should ask your registered representative.


If we introduce a new version of the rider, we generally will do so by updating the GMIB Rate Table. Changes to the GMIB Rate Table after the date of this prospectus, reflecting a new version of the rider, will be made in a supplement to the prospectus.


The GMIB Rate Table lists the following for each version of the GMIB:

o  the GMIB Annual Increase Rate, which is the minimum rate at which the Annual
       -------------------------
     Increase Amount is increased at each Contract Anniversary (see "Operation of the GMIB-Income Base");


o  the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if you
       --------------------------------------
     make withdrawals that do not exceed the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB - see "Operation of the GMIB-Withdrawal Adjustments.") For IRAs and other Qualified Contracts, also see "Operation of the GMIB-Required Minimum Distribution Rate.";


o  the Enhanced Payout Rates, which may be available upon exercise of the GMIB,
       ---------------------
     depending on your age at the time you took your first withdrawal (the Minimum Enhanced Payout Withdrawal Age) (see "Operation of the GMIB -Enhanced Payout Rates"); and


o  the GMIB Annuity Table Basis is specified in your rider and is used to
       ------------------------
     determine the amount of GMIB income payments, depending on your age, your sex, and the Annuity Option you select. Please note the annuity rates in the GMIB Annuity Table are conservative and a withdrawal charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your Annuity Date to then-current annuity purchase rates.

GMIB RATE TABLE



                    GMIB            GMIB         ENHANCED PAYOUT RATES
                                                    MINIMUM
                                 DOLLAR-FOR-       ENHANCED
                   ANNUAL          DOLLAR           PAYOUT     ENHANCED
      GMIB        INCREASE       WITHDRAWAL       WITHDRAWAL    PAYOUT       GMIB ANNUITY
      RIDER         RATE            RATE              AGE        RATE         TABLE BASIS
                                                                             Annuity 2000
                                                                         Mortality Table, 10
                                                                          years of mortality
                                                                         improvement based on
 GMIB Max V/1/   4.0%       4.0%                     60       4.0%
                                                                         projection Scale AA,
                                                                         10-year age set back
                                                                        with interest of 0.5%
                                                                              per annum
                            4.5% if first                                    Annuity 2000
                             withdrawal prior                            Mortality Table, 10
                                                     62       4.5%
                              to 5th contract                             years of mortality
                             anniversary/2/ or                           improvement based on
  GMIB Max IV    5.0%
                            5.0% if first                                projection Scale AA,
                             withdrawal on or                            10-year age set back
                                                     67       5.0%
                            after 5th contract                          with interest of 0.5%
                              anniversary/2/                                  per annum
                                                                             Annuity 2000
                                                                         Mortality Table, 10
                                                                          years of mortality
                                                                         improvement based on
  GMIB Max III   5.0%       5.0%                     62       5.0%
                                                                         projection Scale AA,
                                                                         10-year age set back
                                                                        with interest of 1.0%
                                                                              per annum
                                                                             Annuity 2000
                                                                         Mortality Table, 10
                                                     62       5.0%
                                                                          years of mortality
                                                                         improvement based on
  GMIB Max II    5.5%       5.5%
                                                                         projection Scale AA,
                                                                         10-year age set back
                                                     67       5.5%
                                                                        with interest of 1.0%
                                                                              per annum
                                                                             Annuity 2000
                                                                         Mortality Table, 10
                                                                          years of mortality
                                                                         improvement based on
  GMIB Plus IV   4.5%       4.5%                     60       4.5%
                                                                         projection Scale AA,
                                                                         10-year age set back
                                                                        with interest of 1.0%
                                                                              per annum
                                                                             Annuity 2000
                                                     60       5.0%         Mortality Table,
 GMIB Plus III   5.0%       5.0%                                         10-year age set back
                                                                        with interest of 1.5%
                                                     62       5.5%            per annum


--------

(1) The GMIB Max V rider is currently available for purchase in all states.


(2) For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and
    --------------------
therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal on or after the fifth contract anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows you to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of Annuity Payments under GMIB Max IV (see "Operation of the GMIB-Withdrawal Adjustments").







GMIB VERSION AVAILABILITY BY STATE




                      ALL STATES
      RIDER           EXCEPT FL,
     VERSION          NV, NJ, OR             FLORIDA              NEVADA             NEW JERSEY             OREGON
   GMIB Max V    02/04/13 - current   02/25/13 - current   02/25/13 - current   02/25/13 - current    02/04/13 - current
                     08/20/12 -           08/20/12 -           11/12/12 -           11/19/12 -
  GMIB Max IV                                                                                        11/12/12 - 02/03/13
                      02/03/13             02/24/13             02/24/13             02/24/13
                     01/03/12 -           01/03/12 -           02/27/12 -           01/03/12 -
  GMIB Max III                                                                                       01/03/12 - 11/09/12
                      08/17/12             08/17/12             11/09/12             11/16/12
                     10/10/11 -           10/10/11 -                                10/10/11 -
  GMIB Max II                                                      N/A                               10/10/11 - 12/30/11
                      12/30/11             12/30/11                                  12/30/11
                     10/10/11 -           10/10/11 -                                10/10/11 -
  GMIB Plus IV                                                     N/A                               10/10/11 - 02/24/12
                      02/24/12             02/24/12                                  02/24/12
                                                               10/10/11 -
 GMIB Plus III           N/A                  N/A                                       N/A                  N/A
                                                                02/24/12

GUARANTEED WITHDRAWAL BENEFIT


If you want to invest your Account Value in the Investment Portfolio(s) during the Accumulation Phase, but also want to assure that your entire Purchase Payment will be guaranteed to be returned to you, we offer an optional rider for an additional charge, called the Guaranteed Withdrawal Benefit (GWB). The purpose of the GWB rider is to provide protection against market risk (the risk that the Account Value allocated to the Investment Portfolio(s) may decline in value or underperform your expectations).


The GWB rider is designed to allow you to invest your Account Value in the Investment Portfolios, while guaranteeing that at least the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider. You may begin taking withdrawals under the GWB rider immediately or at a later time. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the Purchase Payments you made during the time period specified in your rider has been returned to you.


In states where approved, you may purchase the GWB rider if you are age 80 or younger on the effective date of your contract. You may not have this benefit and another living benefit (GMIB) or an Enhanced Death Benefit rider in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below.


SUMMARY OF THE GUARANTEED WITHDRAWAL BENEFIT RIDER


THE FOLLOWING SECTION PROVIDES A SUMMARY OF HOW THE GUARANTEED WITHDRAWAL BENEFIT (GWB) RIDER WORKS. A MORE DETAILED EXPLANATION OF THE OPERATION OF THE GWB IS PROVIDED IN THE SECTION BELOW CALLED "OPERATION OF THE GUARANTEED WITHDRAWAL BENEFIT."


The GWB guarantees that the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals over time. THE GWB DOES NOT GUARANTEE WITHDRAWALS FOR YOUR LIFETIME.


Under the GWB, we calculate a "Total Guaranteed Withdrawal Amount" (TGWA) that determines, in part, the maximum amount you may receive as withdrawals each year ("Annual Benefit Payment") without reducing your guarantee. The TGWA is multiplied by the applicable withdrawal rate to determine your Annual Benefit Payment. The rider guarantee may be reduced if your annual withdrawals are greater than the Annual Benefit Payment.


IT IS IMPORTANT TO RECOGNIZE THAT THE TGWA IS NOT AVAILABLE TO BE TAKEN AS A LUMP SUM AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT PORTFOLIO. However, if you cancel the Guaranteed Withdrawal Benefit rider after a waiting period of at least 15 years, the Guaranteed Principal Adjustment will increase your Account Value to the Purchase Payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. (See "Operation of the Guaranteed Withdrawal Benefit - Cancellation and Guaranteed Principal Adjustment" below.)


While the GWB rider is in effect, you may only make subsequent Purchase Payments during the GWB Purchase Payment Period. (See "Restrictions on Subsequent Purchase Payments" below.)


(See Appendix E for examples illustrating the operation of the GWB.)


OPERATION OF THE GUARANTEED WITHDRAWAL BENEFIT


The following section describes how the Guaranteed Withdrawal Benefit (GWB) operates. When reading the following descriptions of the operation of the GWB (for example, the "Total Guaranteed Withdrawal Amount," "Annual Benefit Payment," and "Payment Enhancement Feature" sections), refer to the GWB Rate Table at the end of this section of the prospectus for the specific rates and other terms applicable to your GWB rider.


TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Guaranteed Withdrawal Benefit rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional Purchase Payment received during the GWB Purchase Payment Period (see "Restriction on Subsequent Purchase Payments" below). If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess

Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable withdrawal charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. DEPENDING ON THE RELATIVE AMOUNTS OF THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING THE TOTAL AMOUNT YOU ARE GUARANTEED TO RECEIVE OVER TIME UNDER THE GWB RIDER (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.


REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by additional Purchase Payments received during the GWB Purchase Payment Period (see "Restrictions on Subsequent Purchase Payments" below), and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charges) reduces the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING THE REMAINING AMOUNT YOU ARE GUARANTEED TO RECEIVE OVER TIME UNDER THE GWB RIDER (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the GWB rider (see "Additional Information" below).


ANNUAL BENEFIT PAYMENT. The initial ANNUAL BENEFIT PAYMENT is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the GWB WITHDRAWAL RATE. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of the Automatic Annual Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate. (See "Payment Enhancement Feature" below for a feature which may allow you to increase your Annual Benefit Payment during a Contract Year if you are confined to a nursing home.)


You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see "Access To Your Money - Systematic Withdrawal Program"). While the GWB rider is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and you may terminate your participation at any time.


IT IS IMPORTANT TO NOTE:


o We will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your

     Purchase Payments even if your Account Value declines to zero due to market performance, so long as you do not take Excess Withdrawals.


o IF YOU HAVE ELECTED THE GWB, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE GWB, BECAUSE THE GWB WITHDRAWAL RATE IS DETERMINED BY WHEN YOU TAKE YOUR FIRST WITHDRAWAL (SEE THE GWB RATE TABLE). AS SHOWN IN THE GWB RATE TABLE, WAITING TO TAKE YOUR FIRST WITHDRAWAL WILL RESULT IN A HIGHER GWB WITHDRAWAL RATE. The GWB Withdrawal Rate is used to determine the amount of your Annual Benefit Payment, as described above. Once your GWB Withdrawal Rate has been determined, it will never increase or decrease.


MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE GWB WITHDRAWAL RATE.


IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT.


You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 4% of your Total Guaranteed Withdrawal Amount, you cannot withdraw 2% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 6% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.


Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of Purchase Payments that exceed the free withdrawal amount. (See
"Expenses-Withdrawal Charge.")


REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. If your contract is an IRA or other contract subject to Section 401(a)(9) of the Internal Revenue Code, and the required distributions are larger than the Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).


If:


(1) you are enrolled in the Automated Required Minimum Distribution Program, or in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program;


(2)    you do not take additional withdrawals outside of these two programs;
     and


(3) your remaining Annual Benefit Payment for the Contract Year is equal to zero;


we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which you are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.

See "Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With GWB" below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.


AUTOMATIC ANNUAL STEP-UP. On each contract anniversary prior to the Owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).


The Automatic Annual Step-Up:


o resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $5,000,000, regardless of whether or not you have taken any withdrawals;


o resets the Annual Benefit Payment equal to the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount after the step-up; and


o  may reset the GWB rider charge to a rate that does not exceed the lower of:
     (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up.


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the step-ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make Purchase Payments that would cause your Account Value to approach $5,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.


PAYMENT ENHANCEMENT FEATURE. The Payment Enhancement Feature may allow you to increase your Annual Benefit Payment for a Contract Year if you are confined to a nursing home. Beginning in the fourth Contract Year, you may request that your GWB Withdrawal Rate be multiplied by the Payment Enhancement Rate once each Contract Year, if:


(1)    you are confined to a nursing home for at least 90 consecutive days;


(2) your request is received by the contract anniversary immediately prior to the oldest Owner's 81st birthday (however, if we received a request from you by this contract anniversary and we approved it, you are
                                           ------------------
     permitted to submit additional requests after this contract anniversary);


(3) you have not taken withdrawals in that Contract Year in excess of the Annual Benefit Payment at the time the request is approved;


(4) the request and proof satisfactory to us of confinement are received by us at our Annuity Service Office while you are confined;


(5) your Account Value is greater than zero at the time the request is approved; and


(6)    the GWB rider has not been terminated.


In the case of Joint Owners, the Payment Enhancement Feature applies to either Joint Owner. If the Owner is not a natural person, the Payment Enhancement Feature applies to the Annuitant.


If you meet the requirements, your Annual Benefit Payment for that Contract Year is recalculated to the greater of:


(a) the GWB Withdrawal Rate multiplied by the Payment Enhancement Rate, and then multiplied by the Total Guaranteed Withdrawal Amount; or;


(b)    your Annual Benefit Payment before the acceptance of your request.


Your remaining Annual Benefit Payment in that year is the new Annual Benefit Payment less any withdrawals already taken in that Contract Year.


The Payment Enhancement Feature may allow you to receive a larger Annual Benefit Payment for a Contract Year without taking an Excess Withdrawal (see "Managing Your Withdrawals" above). The Payment Enhancement

Feature does not increase the Total Guaranteed Withdrawal Amount (the minimum
             ---
total amount you are guaranteed to receive over time under the GWB rider) or the Remaining Guaranteed Withdrawal Amount (the remaining amount you are guaranteed to receive over time under the GWB rider).


At the end of the Contract Year, your GWB Withdrawal Rate will be reset to what it was prior to the acceptance of your request. In subsequent Contract Years, you may request that your GWB Withdrawal Rate be increased by the Payment Enhancement Rate if you meet the conditions above.


The Payment Enhancement Feature is only available if the oldest Owner is age 75 or younger at the contract issue date. As of the date of this prospectus, the Payment Enhancement Feature is available in all states in which the GWB rider is available for purchase.


CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the GWB rider on the contract anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable contract anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center). The cancellation will take effect upon our receipt of your request. If cancelled, the GWB rider will terminate, we will no longer deduct the GWB rider charge, and the investment allocation restrictions and subsequent Purchase Payment restrictions described in "Purchase - Investment Allocation Restrictions Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders" will no longer apply. The variable annuity contract, however, will continue.


If you cancel the GWB rider on the 15th contract anniversary or any contract anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:


(a) is Purchase Payments credited within 120 days of the date that we issued the contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and


(b)    is the Account Value on the date of cancellation.


The Guaranteed Principal Adjustment will be added to each applicable Investment Portfolio in the ratio the portion of the Account Value in such Investment Portfolio bears to the total Account Value in all Investment Portfolios. The Guaranteed Principal Adjustment will never be less than zero.


IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. CONTRACT OWNERS WHO ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS (IF PERMITTED UNDER THE GWB RIDER; SEE "RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS" BELOW) SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. HOWEVER, BECAUSE PURCHASE PAYMENTS MADE AFTER 120 DAYS WILL INCREASE YOUR ACCOUNT VALUE, SUCH PURCHASE PAYMENTS MAY HAVE A SIGNIFICANT IMPACT ON WHETHER OR NOT A GUARANTEED PRINCIPAL ADJUSTMENT IS DUE. THEREFORE, THE GWB MAY NOT BE APPROPRIATE FOR YOU IF YOU INTEND TO MAKE ADDITIONAL PURCHASE PAYMENTS AFTER THE 120-DAY PERIOD AND ARE PURCHASING THE GWB FOR ITS GUARANTEED PRINCIPAL ADJUSTMENT FEATURE.


INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GWB investment allocation restrictions, see "Purchase - Investment Allocation Restrictions for Certain Riders - Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, EDB Max, and GWB v1 Riders."


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. While the GWB rider is in effect, you are limited to making Purchase Payments within the GWB Purchase Payment Period (see the GWB Rate Table). If the GWB rider is cancelled (see "Cancellation and Guaranteed Principal Adjustment" above) or terminated (see "Termination of the GWB Rider" below), this restriction on subsequent Purchase Payments no longer applies.


WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from Purchase Payments as described in "Expenses - Withdrawal Charge" (also see "Expenses - Withdrawal Charge - Free Withdrawal Amount" and "Access to Your Money - Systematic Withdrawal Program").

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB RIDER IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE GWB RIDER AT THE TIME OF THE WITHDRAWAL, IF THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.


GWB AND DECEDENT CONTRACTS. If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may purchase the GWB rider.


If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase the GWB rider.


TERMINATION OF THE GWB RIDER. The GWB rider will terminate upon the earliest of:


(1) the date of a full withdrawal of the Account Value (you are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met) (a pro rata portion of the rider charge will be assessed);


(2) the date all of the Account Value is applied to an Annuity Option (a pro rata portion of the rider charge will be assessed);


(3) the date there are insufficient funds to deduct the GWB rider charge from the Account Value and your contract is thereby terminated (whatever Account Value is available will be applied to pay the rider charge and you are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the contract);


(4) the death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the primary Beneficiary is the spouse, the spouse is age 80 or younger, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;


(5) a change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);


(6)    the effective date of the cancellation of the rider;


(7) the termination of the contract to which the rider is attached, other than due to death (a pro rata portion of the rider charge will be assessed); or


(8) the date you assign your contract (a pro rata portion of the rider charge will be assessed).


Under our current administrative procedures, we will waive the termination of the GWB rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.


Once the rider is terminated, the GWB rider charge will no longer be deducted, the GWB investment allocation restrictions will no longer apply, and the GWB restrictions on subsequent Purchase Payments will no longer apply.


ADDITIONAL INFORMATION. The GWB rider may affect the death benefit available under your contract. If the Owner or Joint Owner should die while the GWB rider is in effect, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit. Otherwise, the provisions of that contractual death benefit will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the GWB rider because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB rider charge; or (3) the contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the contract, you may not make additional Purchase Payments under the contract.


GUARANTEED WITHDRAWAL BENEFIT AND ANNUITIZATION. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see "Annuity Payments (The Income Phase)"), or you must make a complete withdrawal of your Account Value.


If you annuitize at the latest date permitted, you must elect one of the following options:


1)    Annuitize the Account Value under the contract's annuity provisions.


2) Elect to receive the Annual Benefit Payment under the GWB rider paid each year until the RGWA is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the RGWA to zero.


If you do not select an Annuity Option or elect to receive payments under the GWB rider, we will annuitize your contract under the Life Annuity with 10 Years of Annuity Payments Guaranteed Annuity Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the GWB rider.


USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GWB


For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.


Used with the GWB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Total Guaranteed Withdrawal Amount (TGWA) and Remaining Guaranteed Withdrawal Amount (RGWA) on a proportionate basis. (Reducing the TGWA and RGWA on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GWB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual, or annual basis.


Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the TGWA and RGWA on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GWB Withdrawal Rate each Contract Year. Any amounts above the GWB Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the GWB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GWB Withdrawal Rate multiplied by the TGWA, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.


If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the TGWA, RGWA, and Annual Benefit Payment being reduced.


To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.


GWB RATE TABLE


The GWB Rate Table lists the following for the GWB:


o  the GWB Withdrawal Rate: if you take withdrawals that do not exceed the GWB
       -------------------
     Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount, those withdrawals will not reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment. (Taking withdrawals that do exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount will reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment, and may have a significant negative impact on the value of the benefits available under the GWB - see "Operation of the Guaranteed Withdrawal Benefit-Managing Your Withdrawals.") For IRAs and other Qualified Contracts, also see "Operation of the Guaranteed Withdrawal Benefit-Required Minimum Distributions.";


o  the GWB Purchase Payment Period, which is the period of time following the
       ---------------------------
     contract issue date during which you may make subsequent Purchase Payments (see "Operation of the Guaranteed Withdrawal Benefit - Restrictions on Subsequent Purchase Payments"); and


o  the Payment Enhancement Rate, which is the percentage by which the GWB
       ------------------------
     Withdrawal Rate will be increased if you request and meet the requirements of the Payment Enhancement Feature under the GWB rider (see "Operation of the Guaranteed Withdrawal Benefit-Payment Enhancement Feature").


DIFFERENT VERSIONS OF THE GWB. From time to time, we may introduce new versions of the GWB. If we introduce a new version of the rider, we generally will do so by updating the GWB Rate Table to show the new version, together with any prior versions, the dates each rider version was offered, and the specific rates and other terms applicable to each version. Changes to the GWB Rate Table after the date of this prospectus, reflecting a new version of the rider, will be made in a supplement to the prospectus.

GWB RATE TABLE



                                                                       GWB
                  DATE        DATE                 GWB               PURCHASE    PAYMENT
     GWB         FIRST        LAST             WITHDRAWAL            PAYMENT   ENHANCEMENT
    RIDER      AVAILABLE   AVAILABLE              RATE                PERIOD      RATE
                                            if first
                                           withdrawal
                                        taken before 5th  5.0%
                                            contract
                                          anniversary
                                            if first
                                           withdrawal
                                                                    120 days
                                       taken on or after
                                                                      from
                                          5th contract
   GWB v1/1/   04/29/13        -                          6.0%      contract      150%
                                        anniversary but
                                                                      issue
                                          before 10th
                                                                      date
                                            contract
                                          anniversary
                                            if first
                                           withdrawal
                                       taken on or after  7.0%
                                         10th contract
                                          anniversary

--------

(1) The GWB v1 rider is currently available for purchase in all states except California, Connecticut, Delaware, Florida, Illinois, Maryland, Minnesota, Mississippi, Montana, New Hampshire, New Jersey, Oregon, Pennsylvania, Rhode Island, South Dakota, Texas, Vermont, and West Virginia.

8. PERFORMANCE


We periodically advertise subaccount performance relating to the Investment Portfolios. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including certain death benefit rider charges) and the Investment Portfolio expenses. It does not reflect the deduction of any applicable account fee, withdrawal charge, or applicable optional rider charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account product charges (including certain death benefit rider charges), account fee, withdrawal charges, applicable optional rider charges, and the Investment Portfolio expenses.


For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Portfolios for the periods commencing from the date on which the particular Investment Portfolio was made available through the Separate Account.


In addition, the performance for the Investment Portfolios may be shown for the period commencing from the inception date of the Investment Portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.


We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


We may advertise the living benefit and death benefit riders using illustrations showing how the benefit works with historical performance of specific Investment Portfolios or with a hypothetical rate of return (which rate will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying Investment Portfolios.


You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.




9. DEATH BENEFIT

UPON YOUR DEATH


If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary (or Beneficiaries). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, depending on availability in your state, you can select the optional Annual Step-Up Death Benefit rider or the EDB Max V or EDB Max IV rider. You can also select the Additional Death Benefit - Earnings Preservation Benefit, either individually or with the Annual Step-Up Death Benefit rider. If you are age 79 or younger at the effective date of your contract, you may select the Annual Step-Up Death Benefit rider or the Earnings Preservation Benefit. If you are age 72 or younger at the effective date of your contract, you may select the EDB Max V rider. The EDB Max V rider is currently available for purchase in all states. The EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, Enhanced Death Benefit II, and Compounded-Plus Death Benefit riders are not available for purchase.


The EDB Max V rider may only be elected if you have elected the GMIB Max V rider. The EDB Max IV rider could only be elected if you elected the GMIB Max IV rider. The EDB Max III rider could only be elected if you elected the GMIB Max III rider. The EDB Max II rider could only be elected if you elected the GMIB Max II rider. The Enhanced Death Benefit III rider could only be elected if you elected the GMIB Plus IV rider. The Enhanced Death Benefit II rider could only be elected if you elected the GMIB Plus III rider. The Earnings Preservation Benefit may not be elected with an Enhanced Death Benefit rider (EDB Max V, EDB Max IV, EDB Max III, EDB Max II, Enhanced Death Benefit III, Enhanced Death Benefit II). The Earnings Preservation Benefit rider could be elected with the Compounded-Plus Death Benefit rider.


The death benefits are described below. There may be versions of each rider that vary by issue date and state availability. In addition, a version of a rider may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If you have already been issued a contract, please check your contract and riders for the specific provisions applicable to you.


The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Investment Portfolios until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the Investment Portfolios on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.


If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.


If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit. If there are Joint Owners, the age of the older Owner will be used to determine the death benefit amount.


If we are presented with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging program, the Automatic Rebalancing Program, the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Program), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.


ENHANCED DEATH BENEFIT AND DECEDENT CONTRACTS


If you are purchasing this contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the Beneficiary and you are "stretching" the distributions under the IRS required distribution rules, you may not purchase an Enhanced Death Benefit rider.


STANDARD DEATH BENEFIT - PRINCIPAL PROTECTION


The death benefit will be the greater of:


(1)    the Account Value; or


(2) total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge).


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date."


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.


(See Appendix F for examples of the Principal Protection death benefit rider.)


OPTIONAL DEATH BENEFIT - ANNUAL STEP-UP


You may select the Annual Step-Up death benefit rider if you are age 79 or younger at the effective date of your contract. If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:


(1)    the Account Value; or


(2) total Purchase Payments, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge); or


(3)    the highest anniversary value, as defined below.


On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:


o Subsection (2) is changed to provide: "The Account Value as of the effective date of the change of Owner, increased by Purchase Payments received after the date of change of Owner, and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date."


o For subsection (3), the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the change of Owner. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the Owner's 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit is equal to the greatest of (1), (2) or (3).


(See Appendix F for examples of the Annual Step-Up death benefit rider.)


OPTIONAL DEATH BENEFIT - ENHANCED DEATH BENEFIT (EDB)


In states where approved, you may select the Enhanced Death Benefit (EDB) rider (subject to investment allocation restrictions) if you are age 72 or younger (for EDB Max V), or age 75 or younger (for all other versions of the EDB), at the effective date of your contract. If you select the EDB rider, you may not select the Additional Death Benefit-Earnings Preservation Benefit. The EDB rider is referred to in your contract and rider as the "Guaranteed Minimum Death Benefit" or GMDB.


EDB VERSIONS MUST BE ELECTED WITH CORRESPONDING GMIB RIDERS. Each version of the EDB rider may only be elected if you have elected the corresponding GMIB rider:


o  EDB Max V may only be elected with GMIB Max V;


o  EDB Max IV could only have been elected with GMIB Max IV;


o  EDB Max III could only have been elected with GMIB Max III;


o  EDB Max II could only have been elected with GMIB Max II;


o  EDB III could only have been elected with GMIB Plus IV; and


o  EDB II could only have been elected with GMIB Plus III.


You should understand that by electing both a GMIB rider and an EDB rider, you will be paying for and receiving both an income benefit and a death benefit and the cost of the combined riders will be higher than the cost of either a GMIB rider or other available death benefit riders individually. Please note that other standard or optional death benefit riders are available under this contract that are not required to be purchased in combination with a GMIB rider. You should also understand that once GMIB

Annuity Payments begin under a GMIB rider, the EDB rider will be terminated.


SUMMARY OF THE EDB


THE FOLLOWING SECTION PROVIDES A SUMMARY OF HOW THE EDB WORKS. A MORE DETAILED EXPLANATION OF THE OPERATION OF THE EDB IS PROVIDED, IN THE SECTION BELOW CALLED "OPERATION OF THE EDB."


Under the EDB, we calculate a "Death Benefit Base" that, if greater than the Account Value at the time the death benefit is calculated, determines the death benefit amount. The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.


DIFFERENT VERSIONS OF THE EDB. From time to time, we introduce new versions of the EDB. Each version of the EDB we have offered with this contract, and the versions we may currently be offering (if any), are listed in the "EDB Rate Table" immediately following the "Operation of the EDB" section below. The principal differences between the different versions of the EDB described in this prospectus are the items listed in the EDB Rate Table and the Investment Portfolios to which you are permitted to allocate Account Value while the EDB rider is in effect (see "Operation of the EDB - Investment Allocation Restrictions").


(See Appendix F for examples illustrating the operation of the EDB.)


OPERATION OF THE EDB


The following section describes how the EDB operates. When reading the following descriptions of the operation of the EDB (for example, the "Annual Increase Rate" and "Dollar-for-Dollar Withdrawal Percentage" sections), refer to the EDB Rate Table below for the specific rates and other terms applicable to your version of the EDB.


If you select an EDB rider, the amount of the death benefit will be the greater of:


(1)    the Account Value; or


(2)    the Death Benefit Base.


DEATH BENEFIT BASE. The DEATH BENEFIT BASE is the greater of (a) or (b) below.


(a) Highest Anniversary Value: On the date we issue your contract, the "Highest Anniversary Value" is equal to your initial Purchase Payment. Thereafter, the Highest Anniversary Value will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable withdrawal charge) divided by the Account Value immediately preceding such withdrawal. On each contract anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.


The Highest Anniversary Value does not change after the contract anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent Purchase Payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).


(b) Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial Purchase Payment. All Purchase Payments received within 120 days of the date we issue your contract will be treated as part of the initial Purchase Payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


    (i) is Purchase Payments accumulated at the annual increase rate (as defined below) from the date the Purchase Payment is made; and


    (ii) is withdrawal adjustments (as defined below) accumulated at the annual increase rate.


The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.


The Annual Increase Amount does not change after the contract anniversary immediately preceding the Owner's 91st birthday, except that it is increased for each subsequent Purchase Payment and reduced by the withdrawal adjustments described below.


ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit Base under the EDB rider that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."


Through the contract anniversary immediately prior to the Owner's 91st birthday, the annual increase rate is the greater of:


(a)    the EDB Annual Increase Rate; or


(b)    the Required Minimum Distribution Rate (as defined below).


Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.


REQUIRED MINIMUM DISTRIBUTION RATE. The Required Minimum Distribution Rate equals the greater of:


(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;


(2a) if you enroll only in the Automated Required Minimum Distribution Program,
                   ----
       the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the Annual Increase Amount at the beginning of the Contract Year; or


(2b)    if you enroll in both the Systematic Withdrawal Program and the
                         ----
     Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


On the first contract anniversary, "at the beginning of the Contract Year" means on the issue date; on a later contract anniversary, "at the beginning of the Contract Year" means on the prior contract anniversary.


See "Use of Automated Required Minimum Distribution Program and Systematic Withdrawal Program With EDB" below for more information on the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program.


If item (b) above (the Required Minimum Distribution Rate) is greater than item
(a) above (the EDB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the Required Minimum Distribution Rate, the Required
               ------
Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the EDB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of the death benefit under the EDB.


After the contract anniversary immediately prior to the Owner's 91st birthday, the annual increase rate is 0%.


DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE. One of the factors used in calculating withdrawal adjustments is called the "Dollar-for-Dollar Withdrawal Percentage." The Dollar-for-Dollar Withdrawal Percentage is the greater of:


(a)    the EDB Dollar-for-Dollar Withdrawal Rate; or


(b) the Required Minimum Distribution Rate (as defined above under "Annual Increase Rate").


Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code.


After the contract anniversary immediately prior to the Owner's 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.


For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore
-------------------
the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the EDB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A HIGHER DOLLAR-FOR-DOLLAR WITHDRAWAL PERCENTAGE ALLOWS YOU TO WITHDRAW A LARGER AMOUNT EACH CONTRACT YEAR WHILE RECEIVING DOLLAR-FOR-DOLLAR TREATMENT OF THE WITHDRAWALS RATHER THAN A PROPORTIONAL ADJUSTMENT. As discussed below, depending on the relative amounts of the Annual Increase Amount and the

Account Value, a "dollar-for-dollar treatment" withdrawal adjustment may be more favorable than a "proportional reduction" withdrawal adjustment.


WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


(a)    proportional reduction: (1) if total withdrawals in a Contract Year are
       ----------------------
     greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above); or (2) if the withdrawals occur on or after the contract anniversary immediately prior to your 91st birthday; or (3) if the withdrawals are not paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable withdrawal charge); or


(b)    dollar-for-dollar treatment: (1) if total withdrawals in a Contract Year
       ---------------------------
     are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage;
     (2) if the withdrawals occur before the contract anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are paid to you (or to the Annuitant, if the contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.


As described in (a) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. DEPENDING ON THE RELATIVE AMOUNTS OF THE ANNUAL INCREASE AMOUNT AND THE ACCOUNT VALUE, SUCH A PROPORTIONAL REDUCTION MAY RESULT IN A SIGNIFICANT REDUCTION IN THE ANNUAL INCREASE AMOUNT (PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE ANNUAL INCREASE AMOUNT), AND COULD HAVE THE EFFECT OF REDUCING OR ELIMINATING THE VALUE OF THE DEATH BENEFIT UNDER THE EDB RIDER. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.


Example:
-------


o Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if you owned a EDB rider with a 4.5% EDB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first contract year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.


o Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if you took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.


TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.


OPTIONAL STEP-UP. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the EDB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE OR (B) THE CURRENT RATE

THAT WE WOULD CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.


An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or older Joint Owner, or the Annuitant if the contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your contract has both a GMIB rider and an EDB rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described above, on one or both riders.


You may elect either: (1) a one-time Optional Step-Up at any contract anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)


We must receive your request to exercise the Optional Step-Up in writing, at our Annuity Service Center, or any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Step-Up to occur on that contract anniversary.


Each Optional Step-Up:


(1) resets the Annual Increase Amount to the Account Value on the contract anniversary following the receipt of an Optional Step-Up election;


(2)    may reset the rider charge to a rate that does not exceed the lower of:
     (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.


In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable contract anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Service Center no less than seven calendar days prior to the applicable contract anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Service Center that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next contract anniversary after we receive your request for reinstatement.


On the date of the Optional Step-Up, the Account Value on that day will be treated as a single Purchase Payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All Purchase Payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Optional Step-Up.


INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the investment allocation restrictions for your version of the EDB, see the applicable subsection of "Purchase - Investment Allocation Restrictions for Certain Riders."


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. For a detailed description of the restrictions or potential restrictions on subsequent Purchase Payments that may apply for your version of the EDB, see the applicable subsection of "Purchase - Investment Allocation Restrictions for Certain Riders."


TERMINATING THE EDB RIDER. Except as otherwise provided in the EDB rider, the rider will terminate upon the earliest of:


    a) The date you make a total withdrawal of your Account Value (a pro rata portion of the rider charge will be assessed);


    b) The date there are insufficient funds to deduct the rider charge from your Account Value;


    c) The date you elect to receive Annuity Payments under the contract (a pro rata portion of the rider charge will be assessed);


    d) A change of the Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);


    e) The date you assign your contract (a pro rata portion of the rider charge will be assessed);


    f) The date the death benefit amount is determined (excluding the determination of the death benefit under the spousal continuation option); or


    g)    Termination of the contract to which this rider is attached.


Under our current administrative procedures, we will waive the termination of the EDB rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or Purchase Payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.


USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM AND SYSTEMATIC WITHDRAWAL PROGRAM WITH EDB


For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.


Used with the EDB rider, our Automated Required Minimum Distribution Program can help you fulfill minimum distribution requirements with respect to your contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of death benefit provided by the EDB rider.) The Automated Required Minimum Distribution Program calculates minimum distribution requirements with respect to your contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.


Alternatively, you may choose to enroll in both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the EDB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the EDB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the Automated Required Minimum Distribution Program. For example, if you elect the EDB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, you should also enroll in the Automated Required Minimum Distribution Program and elect to receive your Automated Required Minimum Distribution Program payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.


If you enroll in either the Automated Required Minimum Distribution Program or both the Automated Required Minimum Distribution Program and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB rider.


To enroll in the Automated Required Minimum Distribution Program and/or the Systematic Withdrawal Program, please contact our Annuity Service Center.


THE EDB RIDER AND ANNUITIZATION. Since the Annuity Date at the time you purchase the contract is the later of age 90 of the Annuitant or 10 years from contract issue, you must make an election if you would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures). If you elect to extend your Annuity Date to the latest date permitted, and that date is reached, your contract must be annuitized (see "Annuity Payments (The Income Phase)"), or you must make a complete withdrawal of your Account Value. Generally, once your contract is annuitized, you are ineligible to receive the death benefit selected. However, for contracts purchased with an EDB rider, if you annuitize at the latest date permitted, you must elect one of the following options:


    (1) Annuitize the Account Value under the contract's annuity provisions; or


    (2) Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed Annuity Option rates for this contract at the time of purchase or the current Annuity Option rates applicable to this class of contract. If you die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less Annuity Payments already paid to the Owner.


If you fail to select one of the above options, we will annuitize your contract under the Life with 10 Years of Annuity Payments Guaranteed Annuity Option, unless the payment under option (2) above is greater, in which case we will apply option (2) to your contract.


EDB RATE TABLE


USING THE EDB RATE TABLE. The EDB Rate Table indicates the date each version was first offered ("Date Introduced"). Only one version is offered in each state, currently. When a new version of the EDB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version; in addition, certain broker-dealers may not offer a new version on the first date it is introduced.


If you have already purchased a contract, to determine which version of the EDB (if any) you purchased with your contract, you should refer to the copy of the contract you received after you purchased it. If you would like another copy of your contract, including any applicable EDB rider, please call our Annuity Service Center at (800) 343-8496. If you are purchasing a contract, to determine which version of the rider is currently being offered in your state, you should ask your registered representative.


If we introduce a new version of the rider, we generally will do so by updating the EDB Rate Table. Changes to the EDB Rate Table after the date of this prospectus, reflecting a new version of the rider, will be made in a supplement to the prospectus.


The EDB Rate Table lists the following for each version of the EDB:


o  the EDB Annual Increase Rate, which is the minimum rate at which the Annual
       ------------------------
     Increase Amount is increased at each Contract Anniversary (see "Operation of the EDB-Income Base");


o  the EDB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if you
       -------------------------------------
     make withdrawals that do not exceed the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the EDB - see "Operation of the EDB-Withdrawal Adjustments.") For IRAs and other Qualified Contracts, also see "Operation of the EDB-Required Minimum Distribution Rate."

EDB RATE TABLE



                        EDB
                       ANNUAL                      EDB
         EDB          INCREASE         DOLLAR-FOR-DOLLAR WITHDRAWAL
        RIDER           RATE                       RATE
     EDB Max V/1/    4.0%      4.0%
                                 4.5% if first withdrawal prior to 5th
                               contract anniversary/2/ or 5.0% if first
      EDB Max IV     5.0%
                                  withdrawal on or after 5th contract
                                            anniversary/2/
     EDB Max III     5.0%      5.0%
      EDB Max II     5.5%      5.5%
       EDB III       4.5%      4.5%
        EDB II       5.0%      5.0%

--------

(1) The EDB Max V rider is currently available for purchase in all states.


(2) For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and
    -------------------
therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if you wait to take your first withdrawal on or after the fifth contract anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows you to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of the death benefit under EDB Max IV (see "Operation of the EDB-Withdrawal Adjustments").







EDB VERSION AVAILABILITY BY STATE




                     ALL STATES
     RIDER           EXCEPT FL,
    VERSION          NV, NJ, OR             FLORIDA              NEVADA             NEW JERSEY             OREGON
   EDB Max V    02/04/13 - current   02/25/13 - current   02/25/13 - current   02/25/13 - current    02/04/13 - current
                    08/20/12 -           08/20/12 -           11/12/12 -           11/19/12 -
   EDB Max IV                                                                                       11/12/12 - 02/03/13
                     02/03/13             02/24/13             02/24/13             02/24/13
                    01/03/12 -           01/03/12 -           02/27/12 -           01/03/12 -
  EDB Max III                                                                                       01/03/12 - 11/09/12
                     08/17/12             08/17/12             11/09/12             11/16/12
                    10/10/11 -           10/10/11 -                                10/10/11 -
   EDB Max II                                                     N/A                                       N/A
                     12/30/11             12/30/11                                  12/30/11
                    10/10/11 -           10/10/11 -                                10/10/11 -
    EDB III                                                       N/A                                       N/A
                     02/24/12             02/24/12                                  02/24/12
                                                              10/10/11 -
     EDB II             N/A                  N/A                                       N/A                  N/A
                                                               02/24/12

OPTIONAL DEATH BENEFIT - COMPOUNDED-PLUS


The Compounded-Plus death benefit rider is no longer available for purchase. The Compounded-Plus death benefit rider was available for contract Owners age 79 or younger at the effective date of the contract. If you select the Compounded-Plus death benefit rider, the death benefit will be the greater of:


(1)    the Account Value; or


(2)    the greater of (a) or (b) below:


    (a) Highest Anniversary Value: On the date we issue your contract, the highest anniversary value is equal to your initial Purchase Payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the Account Value on the date of the recalculation.


    (b) Annual Increase Amount: On the date we issue your contract, the annual increase amount is equal to your initial Purchase Payment. Thereafter, the annual increase amount is equal to (i) less (ii), where:


         (i) is Purchase Payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary immediately prior to your 81st birthday, and 0% per year thereafter; and


         (ii) is withdrawal adjustments accumulated at the annual increase rate. A withdrawal adjustment is equal to the value of the annual increase amount immediately prior to a withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable withdrawal charge).


If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1) or (2); however, for purposes of calculating the enhanced death benefit under (2) above:


    (a) for the highest anniversary value, the highest anniversary value will be recalculated to equal your Account Value as of the effective date of the Owner change; and


    (b) for the annual increase amount, the current annual increase amount will be reset to equal your Account Value as of the effective date of the Owner change. For purposes of the calculation of the annual increase amount thereafter, the Account Value on the effective date of the Owner change will be treated as the initial Purchase Payment and Purchase Payments received and partial withdrawals taken prior to the change of Owner will not be taken into account.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount is equal to the greater of (1) or (2).


(See Appendix F for examples of the Compounded-Plus death benefit rider.)


ADDITIONAL DEATH BENEFIT - EARNINGS PRESERVATION BENEFIT


You may select the Additional Death Benefit - Earnings Preservation Benefit if you are age 79 or younger at the effective date of your contract. The Earnings Preservation Benefit pays an additional death benefit that is intended to help pay part of the income taxes due at the time of death of the Owner or Joint Owner. In certain situations, this benefit may not be available for qualified plans (check with your registered representative for details). If you select the Earnings Preservation Benefit, you may not select an Enhanced Death Benefit rider.


Before the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the "benefit percentage" (determined in accordance with the table below) times the result of (a) - (b), where:


(a) is the death benefit under your contract; and


(b) is total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against Purchase Payments not withdrawn.


On or after the contract anniversary immediately prior to your 81st birthday, the additional death benefit is equal to the "benefit percentage" (determined in accordance with the table below) times the result of (a) - (b), where:


(a) is the death benefit on the contract anniversary immediately prior to your 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable withdrawal charge); and


(b) is total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract, and then against Purchase Payments not withdrawn.



                            Benefit
   Issue Age             Percentage
----------------------
   Ages 69 or younger    40%
   Ages 70-79            25%
   Ages 80 and above      0%

If the Owner is a natural person and the Owner is changed to someone other than a spouse, the additional death benefit is as defined above; however, for the purposes of calculating subsection (b) above "total Purchase Payments not withdrawn" will be reset to equal the Account Value as of the effective date of the Owner change, and Purchase Payments received and partial withdrawals taken prior to the change of Owner will not be taken into account.


In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the additional death benefit will be determined and payable upon receipt of due proof of death of the first spousal Beneficiary. Alternatively, the spousal Beneficiary may elect to have the additional death benefit determined and added to the Account Value upon the election, in which case the additional death benefit rider will terminate (and the corresponding death benefit rider charge will also terminate).


GENERAL DEATH BENEFIT PROVISIONS


The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the Beneficiary.


Please check with your registered representative regarding the availability of the following in your state.


If the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death).


A Beneficiary must elect the death benefit to be paid under one of the payment options (unless the Owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.


We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Your Beneficiary may choose any optional death benefit available under the new contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's Beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated Beneficiary is permitted under our procedures to make additional Purchase Payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified Contracts or Non-Qualified Contracts, depending on which type of contract you own, held in the name of the decedent. Any such additional Purchase Payments would be subject to applicable withdrawal charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the Beneficiary under an Annuity Option may only be elected during the 60 day period beginning with the date we receive due proof of death.


If the Owner or a Joint Owner, who is not the Annuitant, dies during the Income Phase, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Income Phase, the Beneficiary becomes the Owner.


SPOUSAL CONTINUATION


If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the death benefit amount over the Account Value will be allocated to each applicable Investment Portfolio and/or the Fixed Account in the ratio that the Account Value in the Investment Portfolio and/or the Fixed Account bears to the total Account Value. The terms and conditions of the contract that applied prior to the Owner's death will continue to apply, with certain exceptions described in the contract.


For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit, which may include a highest anniversary value and/or an annual increase amount (depending on whether you elected an optional death benefit), are reset on the date the spouse continues the contract. If the contract includes both a GMIB rider and an Enhanced Death Benefit rider, the Annual Increase Amount for the GMIB rider is also reset on the date the spouse continues the contract.


Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs (see "Federal Income Tax Status").


Under the Internal Revenue Code (the "Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


DEATH OF THE ANNUITANT


If the Annuitant, not an Owner or Joint Owner, dies during the Accumulation Phase, you automatically become the Annuitant. You can select a new Annuitant if you do not want to be the Annuitant (subject to our then current underwriting standards). However, if the Owner is a non- natural person (for example, a trust), then the death of the primary Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.


Upon the death of the Annuitant after Annuity Payments begin, the death benefit, if any, will be as provided for in the Annuity Option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.


CONTROLLED PAYOUT


You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Annuity Payments for life or over a period of time that does not exceed your Beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.




10. FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.


When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED CONTRACT. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.


If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED CONTRACT.


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


TAXATION OF NON-QUALIFIED CONTRACTS


NON-NATURAL PERSON. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the Account Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.


WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.


It is conceivable that certain benefits or the charges for certain benefits such as the GWB rider or any of the guaranteed death benefits (including, but not limited to, the Earnings Preservation Benefit) could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


The tax treatment of withdrawals under a Guaranteed Withdrawal Benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal, if greater than the Account Value. This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the gross Account Value rather than the Remaining Guaranteed Withdrawal Amount at the time of the withdrawal to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GWB exceeds the gross Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.


We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).


ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:


o  made on or after the taxpayer reaches age 59 1/2;


o  made on or after the death of an Owner;


o  attributable to the taxpayer's becoming disabled;


o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary; or


o under certain immediate income annuities providing for substantially equal payments made at least annually.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.


ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the contract has been fully recovered, however, the full amount of each Annuity Payment is subject to tax as ordinary income. In general, the amount of each payment under a variable Annuity Payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the Annuity Payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax adviser as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed Annuity Option and variable Investment Portfolios, as well as transfers between Investment Portfolios after the annuity starting date. Consult your tax adviser.


Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts (Health Care and Education Reconciliation Act of 2010). For purposes of this tax, net investment income will include income from Non-Qualified Contracts (as well as interest, dividends, and certain other items).


The new 3.8% Medicare tax is imposed on the lesser of:


1.    the taxpayer's "net investment income" (from Non-Qualified
     Contracts, interest, dividends, etc., offset by specified allowable deductions); or


2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).


"Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in sections 401(a), 403(a), 403(b), 408, 408A, or 457(b) of the Internal Revenue Code (the Code)), but such income will increase modified adjusted gross income in Item 2.


The IRS has issued proposed guidance regarding this income surtax. You should consult your tax adviser regarding the applicability of this tax to income you would receive under this annuity contract.


Starting in 2011, if your contract allows and you elect to apply less than the entire Account Value of your contract to a pay-out option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the Annuity Payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax Purchase Payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your contract.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as Annuity Payments.


See the Statement of Additional Information as well as "Death Benefit - General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an

Annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


MULTIPLE CONTRACTS. The tax law provides that deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same Owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax adviser.


OWNERSHIP OF THE INVESTMENTS. In certain circumstances, Owners of variable annuity contracts have been considered to be the Owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract Owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract Owner from being treated as the Owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS


The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in section 408 of the Code, permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2013, $5,500 plus, for an Owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The Internal Revenue Service (IRS) has approved the forms of the IRA and SIMPLE IRA endorsements, when used with the contract and certain of its riders (including enhanced death benefits), but your contract may differ from the approved version because of differences in riders or state insurance law requirements. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.


SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2013 (plus, for an employee age 50 or older, $2,500). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in section 408A of the Code, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the Account Value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Income tax regulations issued in July 2007 require certain fundamental changes to these arrangements, including: (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


The regulations are now in effect, including a prohibition on use of new life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions. Please note that, in light of the regulations, this contract is not available for purchase via a "90-24" transfer.


Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.


Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.


SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using a contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have required minimum distribution (RMD) rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Account Value, as well as all living benefits) must be added to the Account Value in computing the amount required to be distributed over the applicable period.


The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.


For RMDs following the death of the Annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an Annuity Payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of Annuity Payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.


o The retroactive imposition of the 10% penalty tax on Annuity Payments received prior to the taxpayer attaining age 59 1/2.


o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any Annuity Payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the contract and prior to exercising any commutation feature under an Annuity Payment option.


FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT


We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract Owners because we are the Owner of the assets from which the tax benefits are derived.


POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.




11. OTHER INFORMATION

METLIFE INVESTORS USA


MetLife Investors USA Insurance Company (MetLife Investors USA) is a stock life insurance company founded on September 13, 1960, and organized under the laws of the State of Delaware. Its principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. Our name was changed to Security First Life Insurance Company on September 27, 1979. We changed our name to MetLife Investors USA Insurance Company on January 8, 2001. On December 31, 2002, MetLife Investors USA became an indirect subsidiary of MetLife, Inc., a listed company on the New York Stock Exchange. On October 11, 2006, MetLife Investors USA became a wholly-owned subsidiary of MetLife Insurance Company of Connecticut. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.


THE SEPARATE ACCOUNT


We have established a SEPARATE ACCOUNT, MetLife Investors USA Separate Account A (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under Delaware insurance law on May 29, 1980. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Account Value.


We are obligated to pay all money we owe under the contracts - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account is also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife Investors USA is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment advisers to certain of the Investment Portfolios offered with the contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife Investors USA has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and is not subject to registration or regulation as a pool operator under the CEA.


DISTRIBUTOR


We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


Distributor, and in certain cases, we, have entered into selling agreements with other affiliated and unaffiliated selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


All of the Investment Portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the Investment Portfolios. (See "Fee Tables and Examples - Investment Portfolio Expenses" and the fund prospectuses.) These payments range from 0.15% to 0.55% of Separate Account assets invested in the particular Investment Portfolio.


We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of Purchase Payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the contract: the American Funds (Reg.
TM) Growth Portfolio, the American Funds (Reg. TM) Moderate Allocation Portfolio, the American Funds (Reg. TM) Balanced Allocation Portfolio, and the American Funds (Reg. TM) Growth Allocation Portfolio.


SELLING FIRMS


As noted above, Distributor, and in certain cases, we, have entered into selling agreements with affiliated and unaffiliated selling firms for the sale of the contracts. Affiliated selling firms include MetLife Securities, Inc. (MetLife Securities); New England Securities Corporation; Tower Square Securities, Inc.; and Walnut Street Securities, Inc. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under "Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all affiliated and unaffiliated selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 8% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.20% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract Owner elects to begin receiving regular income payments (referred to as "Annuity Payments"). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts. With respect to the contracts, the compensation paid to affiliated selling firms is generally not expected to exceed, on a present value basis, the aggregate amount of commission that is paid by Distributor to all other selling firms as noted above.


SALES BY OUR AFFILIATES. As previously noted, we and Distributor may offer the contracts through retail selling firms that are affiliates of ours. The amount of compensation the affiliated selling firms pass on to their sales representatives is determined in accordance with their own internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For sales representatives of certain affiliates, the amount of this additional compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.


Sales representatives of our affiliate, MetLife Securities, receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payment received by the sales representative is equal to a percentage of the gross dealer concession. For MetLife Securities sales represenatives other than those in its MetLife Resources (MLR) division, the percentage is determined by a formula that takes into consideration the amount of proprietary products that the sales representative sells and services. The percentage could be as high as 100%. (MLR sales representatives receive compensation based on premiums and Purchase Payments applied to all products sold and serviced by the representative.) In addition, MetLife sales representatives may be entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife Securities sales representatives are entitled, the sales representatives have an incentive to favor the sale of the contracts over other similar products issued by non-affiliates. In addition, because the MetLife Securities sales managers' compensation is based upon the sales made by the sales representatives they supervise, the MetLife Securities sales managers also have an incentive to favor the sale of proprietary products.


We may also make certain payments to the business unit responsible for the operation of the distribution systems through which the contracts are sold. These amounts are part of the total compensation paid for the sale of the contracts.


Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the contracts offered by this prospectus) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the contracts offered by this prospectus). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with our affiliates, Tower Square Securities, Inc. and Walnut Street Securities, Inc., as well as unaffiliated selling firms identified in the Statement of Additional Information. We and Distributor may enter into similar arrangements with other affiliates, such as MetLife Securities and New England Securities Corporation.


The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional Information - "Distribution" for a list of selling firms that received compensation during 2012, as well as the range of additional compensation paid.)


REQUESTS AND ELECTIONS


We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.


Requests for service may be made:


o  Through your registered representative


o By telephone at (800) 343-8496, between the hours of 7:30AM and 5:30PM Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday


o  In writing to our Annuity Service Center


o  By fax at (515) 457-4400 or


o  By Internet at www.metlifeinvestors.com


Some of the requests for service that may be made by telephone or Internet include transfers of Account Value (see "Investment Options - Transfers - Transfers By Telephone or Other Means") and changes to the allocation of future Purchase Payments (see "Purchase - Allocation of Purchase Payments"). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.


A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your registered representative before submitting the form or request.


We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.


CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


OWNERSHIP


OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.


These rights include the right to:


o  change the Beneficiary.


o change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).


o  assign the contract (subject to limitation).


o  change the payment option.


o exercise all other rights, benefits, options and privileges allowed by the contract or us.


The Owner is as designated at the time the contract is issued, unless changed. Any change of Owner is subject to our underwriting rules in effect at the time of the request.


JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.


BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).


ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call (800) 343-8496 to make such changes.


ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base Annuity Payments. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code or under a GMIB rider (see "Living

Benefits - Guaranteed Minimum Income Benefit (GMIB)").


ASSIGNMENT. You can assign a Non-Qualified Contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.


If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.


LEGAL PROCEEDINGS


In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the contracts.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI.



TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Company

     Independent Registered Public Accounting Firm

     Custodian

     Distribution

     Calculation of Performance Information

     Annuity Provisions

     Tax Status of the Contracts

     Condensed Financial Information

     Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The following charts list the Condensed Financial Information (the Accumulation Unit value information for the Accumulation Units outstanding) for contracts issued as of December 31, 2012. See "Purchase - Accumulation Units" in the prospectus for information on how Accumulation Unit values are calculated. Chart 1 presents Accumulation Unit values for the lowest possible combination of Separate Account product charges and death benefit rider charges, and Chart 2 presents Accumulation Unit values for the highest possible combination of such charges. The Statement of Additional Information (SAI) contains the Accumulation Unit values for all other possible combinations of Separate Account product charges and death benefit rider charges. (See Page 2 for how to obtain a copy of the SAI.)


CHART 1




                                      1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                     NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT            UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD           END OF PERIOD
                                                           ---------------   ---------------   --------------------
 MET INVESTORS SERIES TRUST
 ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.435354          9.742614         87,472,237.4879
   01/01/2012                             to  12/31/2012        9.742614         10.585963        152,978,381.8960
=============                            ==== ==========       =========         =========        ================
 AMERICAN FUNDS (Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        9.182069          9.580447         88,414,204.6982
   01/01/2012                             to  12/31/2012        9.580447         10.735389         85,232,171.0952
=============                            ==== ==========       =========         =========        ================
 AMERICAN FUNDS (Reg. TM) BOND SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011       10.697353         10.843343          9,321,045.1516
   01/01/2012                             to  12/31/2012       10.843343         11.228709          8,506,997.8243
=============                            ==== ==========       =========         =========        ================
 AMERICAN FUNDS (Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        8.417697          8.870103         33,789,739.8558
   01/01/2012                             to  12/31/2012        8.870103         10.169637         32,240,225.3491
=============                            ==== ==========       =========         =========        ================
 AMERICAN FUNDS (Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        8.195941          8.690929         17,807,338.5059
   01/01/2012                             to  12/31/2012        8.690929         10.071748         16,242,611.5614
=============                            ==== ==========       =========         =========        ================
 AMERICAN FUNDS (Reg. TM) INTERNATIONAL SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        7.330378          7.611678         11,131,746.8079
   01/01/2012                             to  12/31/2012        7.611678          8.823283         10,243,124.1380
=============                            ==== ==========       =========         =========        ================
 AMERICAN FUNDS (Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        9.700617         10.050728         49,359,885.5178
   01/01/2012                             to  12/31/2012       10.050728         10.995520         47,394,261.0616
=============                            ==== ==========       =========         =========        ================
 AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.207299         10.612678         92,377,226.2777
   01/01/2012                             to  12/31/2012       10.612678         11.580699        182,954,259.3071
=============                            ==== ==========       =========         =========        ================

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                       1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                     NUMBER OF
                                                             ACCUMULATION      ACCUMULATION         ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT            UNITS
                                                             BEGINNING OF         END OF           OUTSTANDING AT
                                                                PERIOD            PERIOD           END OF PERIOD
                                                           ---------------   ---------------   ---------------------
 BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.276263          9.574992         150,119,851.8443
   01/01/2012                             to  12/31/2012        9.574992         10.314536         267,185,872.6713
=============                            ==== ==========      ==========        ==========         ================
 BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       20.082763         21.280670           2,063,412.1328
   01/01/2012                             to  12/31/2012       21.280670         24.479242           2,173,964.9521
=============                            ==== ==========      ==========        ==========         ================
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.538497         13.380587           2,036,653.1730
   01/01/2012                             to  12/31/2012       13.380587         16.639355           1,979,620.9871
=============                            ==== ==========      ==========        ==========         ================
 GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       13.235086         14.454596           1,852,406.6525
   01/01/2012                             to  12/31/2012       14.454596         16.851844           1,790,691.5035
=============                            ==== ==========      ==========        ==========         ================
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       17.005975         17.042734           5,791,977.6310
   01/01/2012                             to  12/31/2012       17.042734         21.742292           5,578,264.7818
=============                            ==== ==========      ==========        ==========         ================
 INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
   04/30/2012                             to  12/31/2012        1.010730          1.048710         406,581,215.1460
=============                            ==== ==========      ==========        ==========         ================
 INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.403514         15.673293           2,352,540.4881
   01/01/2012                             to  12/31/2012       15.673293         18.290124           2,197,109.9668
=============                            ==== ==========      ==========        ==========         ================
 JANUS FORTY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011      140.840751        146.053290             104,844.0340
   01/01/2012                             to  12/31/2012      146.053290        176.615267             124,871.9776
=============                            ==== ==========      ==========        ==========         ================
 JENNISON LARGE CAP EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY RAINIER LARGE CAP EQUITY SUB-ACCOUNT (CLASS B))
   10/07/2011                             to  12/31/2011        7.136933          7.543923           1,668,809.3386
   01/01/2012                             to  12/31/2012        7.543923          8.389614           1,593,996.0493
=============                            ==== ==========      ==========        ==========         ================
 JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
   04/30/2012                             to  12/31/2012        1.012784          1.050758         210,248,693.9742
=============                            ==== ==========      ==========        ==========         ================
 LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        7.165699          7.776185           5,492,614.1341
   01/01/2012                             to  12/31/2012        7.776185          9.095753           5,155,379.8146
=============                            ==== ==========      ==========        ==========         ================
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.071141         12.743706           2,764,511.7597
   01/01/2012                             to  12/31/2012       12.743706         14.707991           2,711,798.8262
=============                            ==== ==========      ==========        ==========         ================

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                      1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   -------------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       23.052425         24.409263         1,517,330.8051
   01/01/2012                             to  12/31/2012       24.409263         27.211687         1,463,897.7166
=============                            ==== ==========       =========         =========       ================
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       22.170662         24.690661         1,134,352.2745
   01/01/2012                             to  12/31/2012       24.690661         27.951905         1,058,435.7372
=============                            ==== ==========       =========         =========       ================
 MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.020129         10.300527         1,016,810.4853
   01/01/2012                             to  12/31/2012       10.300527         10.912106         1,178,875.3482
=============                            ==== ==========       =========         =========       ================
 MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.723365          9.773621           760,289.1640
   01/01/2012                             to  12/31/2012        9.773621         10.070996         1,373,041.7623
=============                            ==== ==========       =========         =========       ================
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        8.069675          8.759302         4,950,200.1876
   01/01/2012                             to  12/31/2012        8.759302          9.848736         4,414,960.7997
=============                            ==== ==========       =========         =========       ================
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        8.811628          9.407894        12,466,850.7097
   01/01/2012                             to  12/31/2012        9.407894         10.783002        11,794,065.5368
=============                            ==== ==========       =========         =========       ================
 MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.975895         12.023913         1,387,277.0915
   01/01/2012                             to  12/31/2012       12.023913         13.563466         1,410,153.4088
=============                            ==== ==========       =========         =========       ================
 METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.196727          9.389789       146,291,235.5407
   01/01/2012                             to  12/31/2012        9.389789         10.482770       272,622,115.9848
=============                            ==== ==========       =========         =========       ================
 METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
   11/12/2012                             to  12/31/2012        0.987648          1.013870        10,533,926.9939
=============                            ==== ==========       =========         =========       ================
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.838962         10.137634         6,209,556.0465
   01/01/2012                             to  12/31/2012       10.137634         11.896795         6,117,748.3955
=============                            ==== ==========       =========         =========       ================
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.719068         12.911869         2,998,295.0149
   01/01/2012                             to  12/31/2012       12.911869         14.873560         2,791,702.8217
=============                            ==== ==========       =========         =========       ================
 MLA MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY LAZARD MID CAP SUB-ACCOUNT (CLASS B))
   10/07/2011                             to  12/31/2011       13.468473         14.711750         1,493,215.8776
   01/01/2012                             to  12/31/2012       14.711750         15.288290         1,454,142.1046
=============                            ==== ==========       =========         =========       ================

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                      1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                     NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT            UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD           END OF PERIOD
                                                           ---------------   ---------------   --------------------
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.940174         15.230028         13,844,801.7556
   01/01/2012                             to  12/31/2012       15.230028         16.405011         14,454,848.7169
=============                            ==== ==========       =========         =========        ================
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       16.472907         16.846289         30,697,925.6382
   01/01/2012                             to  12/31/2012       16.846289         18.169131         31,441,621.8671
=============                            ==== ==========       =========         =========        ================
 PIONEER FUND SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       16.639737         17.932990            301,345.6205
   01/01/2012                             to  12/31/2012       17.932990         19.536993            275,482.8319
=============                            ==== ==========       =========         =========        ================
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS E)
   10/07/2011                             to  12/31/2011       25.306308         25.945508            762,831.1800
   01/01/2012                             to  12/31/2012       25.945508         28.542174          1,001,452.1467
=============                            ==== ==========       =========         =========        ================
 PYRAMIS (Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.618592         10.762701         22,924,667.0074
   01/01/2012                             to  12/31/2012       10.762701         10.957512         54,029,597.9339
=============                            ==== ==========       =========         =========        ================
 RCM TECHNOLOGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        6.176759          6.216407          2,892,882.2026
   01/01/2012                             to  12/31/2012        6.216407          6.879245          2,767,817.1081
=============                            ==== ==========       =========         =========        ================
 SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
   04/30/2012                             to  12/31/2012        1.010762          1.068883        123,242,009.3195
=============                            ==== ==========       =========         =========        ================
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.076533         11.715944         41,996,490.6075
   01/01/2012                             to  12/31/2012       11.715944         13.049283         39,621,347.3592
=============                            ==== ==========       =========         =========        ================
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.290687         10.936433         11,813,491.2283
   01/01/2012                             to  12/31/2012       10.936433         12.417139         11,404,053.4972
=============                            ==== ==========       =========         =========        ================
 T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       42.518049         46.908933          1,343,801.4715
   01/01/2012                             to  12/31/2012       46.908933         54.624034          1,259,984.4053
=============                            ==== ==========       =========         =========        ================
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.570662         10.275240          9,475,129.6951
   01/01/2012                             to  12/31/2012       10.275240         11.529560          9,265,659.0795
=============                            ==== ==========       =========         =========        ================
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       15.094416         16.085167          2,967,182.7139
   01/01/2012                             to  12/31/2012       16.085167         18.732062          2,790,437.3336
=============                            ==== ==========       =========         =========        ================

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                      1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   -------------------
 TURNER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.913291         13.332640         1,193,463.1923
   01/01/2012                             to  12/31/2012       13.332640         13.951718         1,145,420.7714
=============                            ==== ==========       =========         =========         ==============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.273523         10.070573         3,635,992.5356
   01/01/2012                             to  12/31/2012       10.070573         11.772115         3,660,409.0134
=============                            ==== ==========       =========         =========         ==============
 METROPOLITAN SERIES FUND
 BARCLAYS CAPITAL AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
   10/07/2011                             to  12/31/2011       16.444844         16.645052         2,281,058.8774
   01/01/2012                             to  12/31/2012       16.645052         17.017605         2,518,688.5814
=============                            ==== ==========       =========         =========         ==============
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.577474         10.545875         8,658,626.5751
   01/01/2012                             to  12/31/2012       10.545875         10.408921         7,797,131.7039
=============                            ==== ==========       =========         =========         ==============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   10/07/2011                             to  12/31/2011       11.225261         12.286766         9,297,772.1111
   01/01/2012                             to  12/31/2012       12.286766         13.667612         8,687,278.1193
=============                            ==== ==========       =========         =========         ==============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.803022         12.288750         3,580,250.9853
   01/01/2012                             to  12/31/2012       12.288750         14.016187         5,266,191.8150
=============                            ==== ==========       =========         =========         ==============
 MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       13.376418         14.725087         2,462,486.9054
   01/01/2012                             to  12/31/2012       14.725087         16.217189         2,262,710.0241
=============                            ==== ==========       =========         =========         ==============
 MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.263740         14.286034           721,654.5882
   01/01/2012                             to  12/31/2012       14.286034         16.625196           706,488.8791
=============                            ==== ==========       =========         =========         ==============
 METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
   10/07/2011                             to  12/31/2011       15.213986         16.724655         1,131,956.7707
   01/01/2012                             to  12/31/2012       16.724655         19.357826         1,117,088.2789
=============                            ==== ==========       =========         =========         ==============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.088110         12.079865         5,404,180.5489
   01/01/2012                             to  12/31/2012       12.079865         13.762624         5,471,722.6410
=============                            ==== ==========       =========         =========         ==============
 MSCI EAFE (Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
  (FORMERLY MORGAN STANLEY EAFE (Reg. TM) SUB-ACCOUNT (CLASS G))
   10/07/2011                             to  12/31/2011       10.907585         11.029218         1,715,338.8147
   01/01/2012                             to  12/31/2012       11.029218         12.838985         1,794,653.1621
=============                            ==== ==========       =========         =========         ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                      1.30% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   -------------------
 RUSSELL 2000 (Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
   10/07/2011                             to  12/31/2011       14.878056         16.796145         1,114,709.9698
   01/01/2012                             to  12/31/2012       16.796145         19.221546         1,110,495.9500
=============                            ==== ==========       =========         =========       ================
 VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.850373         15.508279         2,037,256.8484
   01/01/2012                             to  12/31/2012       15.508279         15.701587         2,190,737.7068
=============                            ==== ==========       =========         =========       ================
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       18.239426         18.351099         1,993,868.7375
   01/01/2012                             to  12/31/2012       18.351099         18.664872         2,062,395.5090
=============                            ==== ==========       =========         =========       ================
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.237746         10.859463        10,617,078.6573
   01/01/2012                             to  12/31/2012       10.859463         12.512996         9,600,012.6941
=============                            ==== ==========       =========         =========       ================
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.135973         11.647420       127,703,620.4261
   01/01/2012                             to  12/31/2012       11.647420         13.097782       120,366,323.5889
=============                            ==== ==========       =========         =========       ================
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.810605         12.218191        36,217,134.5490
   01/01/2012                             to  12/31/2012       12.218191         13.375464        35,492,679.4109
=============                            ==== ==========       =========         =========       ================
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.689555         11.280553        66,269,056.8510
   01/01/2012                             to  12/31/2012       11.280553         12.884423        62,176,669.1203
=============                            ==== ==========       =========         =========       ================
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.594289         12.055244        66,435,970.8570
   01/01/2012                             to  12/31/2012       12.055244         13.373515        62,283,963.1356
=============                            ==== ==========       =========         =========       ================

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2




                                     1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   ------------------
 MET INVESTORS SERIES TRUST
 ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.410238          9.703277           29,323.6722
   01/01/2012                             to  12/31/2012        9.703277         10.479837          115,205.7078
=============                            ==== ==========       =========         =========        ==============
 AMERICAN FUNDS (Reg. TM) BALANCED ALLOCATION SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        8.993622          9.370880        5,028,743.3085
   01/01/2012                             to  12/31/2012        9.370880         10.437432        4,546,110.1333
=============                            ==== ==========       =========         =========        ==============
 AMERICAN FUNDS (Reg. TM) BOND SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011       10.477938         10.606284          561,967.7485
   01/01/2012                             to  12/31/2012       10.606284         10.917179          583,545.9192
=============                            ==== ==========       =========         =========        ==============
 AMERICAN FUNDS (Reg. TM) GROWTH ALLOCATION SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        8.244899          8.676032        2,852,080.9342
   01/01/2012                             to  12/31/2012        8.676032          9.887340        2,769,297.9821
=============                            ==== ==========       =========         =========        ==============
 AMERICAN FUNDS (Reg. TM) GROWTH SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        8.027656          8.500740        1,058,882.9740
   01/01/2012                             to  12/31/2012        8.500740          9.792130          978,125.4605
=============                            ==== ==========       =========         =========        ==============
 AMERICAN FUNDS (Reg. TM) INTERNATIONAL SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        7.179875          7.445105          532,602.1463
   01/01/2012                             to  12/31/2012        7.445105          8.578318          479,478.1111
=============                            ==== ==========       =========         =========        ==============
 AMERICAN FUNDS (Reg. TM) MODERATE ALLOCATION SUB-ACCOUNT (CLASS C)
   10/07/2011                             to  12/31/2011        9.501569          9.830917        3,038,277.7591
   01/01/2012                             to  12/31/2012        9.830917         10.690383        2,784,306.0771
=============                            ==== ==========       =========         =========        ==============
 AQR GLOBAL RISK BALANCED SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.178489         10.568132           51,843.5385
   01/01/2012                             to  12/31/2012       10.568132         11.462767          412,464.5659
=============                            ==== ==========       =========         =========        ==============
 BLACKROCK GLOBAL TACTICAL STRATEGIES SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.251565          9.536325          217,110.1482
   01/01/2012                             to  12/31/2012        9.536325         10.211120          387,423.3866
=============                            ==== ==========       =========         =========        ==============
 BLACKROCK HIGH YIELD SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       18.342167         19.409454          184,725.9053
   01/01/2012                             to  12/31/2012       19.409454         22.192562          194,335.0518
=============                            ==== ==========       =========         =========        ==============
 CLARION GLOBAL REAL ESTATE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.990889         12.778545        1,191,729.0761
   01/01/2012                             to  12/31/2012       12.778545         15.795183        1,103,759.1087
=============                            ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                     1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 GOLDMAN SACHS MID CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.657102         13.804291         633,592.9201
   01/01/2012                             to  12/31/2012       13.804291         15.996935         554,403.4402
=============                            ==== ==========      ==========        ==========       ==============
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       16.015378         16.027821       1,154,485.2312
   01/01/2012                             to  12/31/2012       16.027821         20.324615       1,056,194.2737
=============                            ==== ==========      ==========        ==========       ==============
 INVESCO BALANCED-RISK ALLOCATION SUB-ACCOUNT (CLASS B)
   04/30/2012                             to  12/31/2012        1.010630          1.044394       3,594,597.3931
=============                            ==== ==========      ==========        ==========       ==============
 INVESCO SMALL CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       13.564484         14.739946         526,928.0550
   01/01/2012                             to  12/31/2012       14.739946         17.097538         456,433.6971
=============                            ==== ==========      ==========        ==========       ==============
 JANUS FORTY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011      117.945342        122.141806           7,009.8517
   01/01/2012                             to  12/31/2012      122.141806        146.812700           7,415.9671
=============                            ==== ==========      ==========        ==========       ==============
 JENNISON LARGE CAP EQUITY SUB-ACCOUNT (CLASS B)
  (FORMERLY RAINIER LARGE CAP EQUITY SUB-ACCOUNT (CLASS B))
   10/07/2011                             to  12/31/2011        6.970167          7.357485         170,978.4485
   01/01/2012                             to  12/31/2012        7.357485          8.133087         114,368.3566
=============                            ==== ==========      ==========        ==========       ==============
 JPMORGAN GLOBAL ACTIVE ALLOCATION SUB-ACCOUNT (CLASS B)
   04/30/2012                             to  12/31/2012        1.012684          1.046433       1,385,994.1922
=============                            ==== ==========      ==========        ==========       ==============
 LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        6.725828          7.288773       1,533,710.7806
   01/01/2012                             to  12/31/2012        7.288773          8.474367       1,469,170.0876
=============                            ==== ==========      ==========        ==========       ==============
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.682998         12.316924         452,896.3742
   01/01/2012                             to  12/31/2012       12.316924         14.129974         435,450.3626
=============                            ==== ==========      ==========        ==========       ==============
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       21.638263         22.880277         684,098.2260
   01/01/2012                             to  12/31/2012       22.880277         25.353812         669,153.3596
=============                            ==== ==========      ==========        ==========       ==============
 LORD ABBETT MID CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       20.367508         22.651279         503,987.0530
   01/01/2012                             to  12/31/2012       22.651279         25.488970         490,973.4236
=============                            ==== ==========      ==========        ==========       ==============
 MET/EATON VANCE FLOATING RATE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.933700         10.197595         244,905.6364
   01/01/2012                             to  12/31/2012       10.197595         10.738104         301,208.4937
=============                            ==== ==========      ==========        ==========       ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                     1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   ------------------
 MET/FRANKLIN LOW DURATION TOTAL RETURN SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.697335          9.734008           17,094.4875
   01/01/2012                             to  12/31/2012        9.734008          9.969859           78,545.6735
=============                            ==== ==========       =========         =========        ==============
 MET/FRANKLIN MUTUAL SHARES SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        7.904012          8.567648          417,461.9916
   01/01/2012                             to  12/31/2012        8.567648          9.575332          368,682.2455
=============                            ==== ==========       =========         =========        ==============
 MET/FRANKLIN TEMPLETON FOUNDING STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        8.630769          9.202085          784,193.4550
   01/01/2012                             to  12/31/2012        9.202085         10.483706          694,965.7851
=============                            ==== ==========       =========         =========        ==============
 MET/TEMPLETON INTERNATIONAL BOND SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.802017         11.832988           45,159.2258
   01/01/2012                             to  12/31/2012       11.832988         13.267839           52,225.0028
=============                            ==== ==========       =========         =========        ==============
 METLIFE BALANCED PLUS SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.172242          9.351871          274,009.3569
   01/01/2012                             to  12/31/2012        9.351871         10.377682          465,313.9961
=============                            ==== ==========       =========         =========        ==============
 METLIFE MULTI-INDEX TARGETED RISK SUB-ACCOUNT (CLASS B)
   11/12/2012                             to  12/31/2012        0.987485          1.012888                0.0000
=============                            ==== ==========       =========         =========        ==============
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.522413          9.797930        2,024,954.4151
   01/01/2012                             to  12/31/2012        9.797930         11.429024        2,018,493.4298
=============                            ==== ==========       =========         =========        ==============
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.938471         12.102702        1,649,352.8241
   01/01/2012                             to  12/31/2012       12.102702         13.857650        1,527,719.5204
=============                            ==== ==========       =========         =========        ==============
 MLA MID CAP SUB-ACCOUNT (CLASS B)
  (FORMERLY LAZARD MID CAP SUB-ACCOUNT (CLASS B))
   10/07/2011                             to  12/31/2011       12.683986         13.835741          797,356.2318
   01/01/2012                             to  12/31/2012       13.835741         14.291465          721,954.0860
=============                            ==== ==========       =========         =========        ==============
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.202458         14.458039        3,078,403.6880
   01/01/2012                             to  12/31/2012       14.458039         15.479838        3,053,907.5742
=============                            ==== ==========       =========         =========        ==============
 PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       15.462363         15.791031        4,846,763.3064
   01/01/2012                             to  12/31/2012       15.791031         16.928614        4,786,387.3779
=============                            ==== ==========       =========         =========        ==============
 PIONEER FUND SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.964922         16.105760           38,813.3962
   01/01/2012                             to  12/31/2012       16.105760         17.440825           20,826.4930
=============                            ==== ==========       =========         =========        ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                     1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                   NUMBER OF
                                                             ACCUMULATION      ACCUMULATION       ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT          UNITS
                                                             BEGINNING OF         END OF         OUTSTANDING AT
                                                                PERIOD            PERIOD         END OF PERIOD
                                                           ---------------   ---------------   -----------------
 PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS E)
   10/07/2011                             to  12/31/2011       12.158042         12.447946         283,265.4430
   01/01/2012                             to  12/31/2012       12.447946         13.611429         355,521.9008
=============                            ==== ==========       =========         =========       ==============
 PYRAMIS (Reg. TM) GOVERNMENT INCOME SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.590368         10.719290          13,589.8083
   01/01/2012                             to  12/31/2012       10.719290         10.847689         171,413.3271
=============                            ==== ==========       =========         =========       ==============
 RCM TECHNOLOGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        5.797549          5.826713         835,506.5027
   01/01/2012                             to  12/31/2012        5.826713          6.409230         724,313.6718
=============                            ==== ==========       =========         =========       ==============
 SCHRODERS GLOBAL MULTI-ASSET SUB-ACCOUNT (CLASS B)
   04/30/2012                             to  12/31/2012        1.010663          1.064484         922,147.5267
=============                            ==== ==========       =========         =========       ==============
 SSGA GROWTH AND INCOME ETF SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.683403         11.284534       1,543,545.0436
   01/01/2012                             to  12/31/2012       11.284534         12.493215       1,497,238.5663
=============                            ==== ==========       =========         =========       ==============
 SSGA GROWTH ETF SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.925400         10.533672         688,400.2127
   01/01/2012                             to  12/31/2012       10.533672         11.887953         592,942.3603
=============                            ==== ==========       =========         =========       ==============
 T. ROWE PRICE LARGE CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       39.908271         43.968920         619,361.2073
   01/01/2012                             to  12/31/2012       43.968920         50.892669         553,995.3733
=============                            ==== ==========       =========         =========       ==============
 T. ROWE PRICE MID CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        8.983146          9.631171       1,934,151.3471
   01/01/2012                             to  12/31/2012        9.631171         10.741882       1,731,930.3601
=============                            ==== ==========       =========         =========       ==============
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.263043         15.178255       1,244,939.9329
   01/01/2012                             to  12/31/2012       15.178255         17.569665       1,102,051.2136
=============                            ==== ==========       =========         =========       ==============
 TURNER MID CAP GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.349228         12.732671         461,043.0970
   01/01/2012                             to  12/31/2012       12.732671         13.243738         399,757.6681
=============                            ==== ==========       =========         =========       ==============
 VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        8.926010          9.680265       1,192,582.7872
   01/01/2012                             to  12/31/2012        9.680265         11.256169       1,085,759.6272
=============                            ==== ==========       =========         =========       ==============
 METROPOLITAN SERIES FUND
 BARCLAYS CAPITAL AGGREGATE BOND INDEX SUB-ACCOUNT (CLASS G)
   10/07/2011                             to  12/31/2011       15.218599         15.382633         180,811.2466
   01/01/2012                             to  12/31/2012       15.382633         15.632356         263,494.0771
=============                            ==== ==========       =========         =========       ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   -------------------
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.928483          9.885163         1,843,687.0391
   01/01/2012                             to  12/31/2012        9.885163          9.698101         1,457,940.6865
=============                            ==== ==========       =========         =========         ==============
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   10/07/2011                             to  12/31/2011       10.536315         11.516763         2,019,002.5810
   01/01/2012                             to  12/31/2012       11.516763         12.734053         1,783,847.5063
=============                            ==== ==========       =========         =========         ==============
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.152892         11.595850         1,169,936.9893
   01/01/2012                             to  12/31/2012       11.595850         13.146384         2,050,566.0165
=============                            ==== ==========       =========         =========         ==============
 MET/ARTISAN MID CAP VALUE SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       12.555476         13.802315           847,166.5925
   01/01/2012                             to  12/31/2012       13.802315         15.109494           752,189.5417
=============                            ==== ==========       =========         =========         ==============
 MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.014582         14.017102            49,191.1241
   01/01/2012                             to  12/31/2012       14.017102         16.214180            74,045.2024
=============                            ==== ==========       =========         =========         ==============
 METLIFE MID CAP STOCK INDEX SUB-ACCOUNT (CLASS G)
   10/07/2011                             to  12/31/2011       14.219537         15.609908            62,164.5000
   01/01/2012                             to  12/31/2012       15.609908         17.958955            36,192.3839
=============                            ==== ==========       =========         =========         ==============
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.442249         11.360548           658,836.7869
   01/01/2012                             to  12/31/2012       11.360548         12.865299           598,042.4109
=============                            ==== ==========       =========         =========         ==============
 MSCI EAFE (Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
  (FORMERLY MORGAN STANLEY EAFE (Reg. TM) SUB-ACCOUNT (CLASS G))
   10/07/2011                             to  12/31/2011       10.093855         10.192314            89,993.4112
   01/01/2012                             to  12/31/2012       10.192314         11.793437            79,284.3117
=============                            ==== ==========       =========         =========         ==============
 RUSSELL 2000 (Reg. TM) INDEX SUB-ACCOUNT (CLASS G)
   10/07/2011                             to  12/31/2011       13.768073         15.521640            65,552.4069
   01/01/2012                             to  12/31/2012       15.521640         17.656228            63,636.3439
=============                            ==== ==========       =========         =========         ==============
 VAN ECK GLOBAL NATURAL RESOURCES SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       14.590872         15.216237           124,221.7968
   01/01/2012                             to  12/31/2012       15.216237         15.313235           155,405.7168
=============                            ==== ==========       =========         =========         ==============
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       16.476329         16.554340           212,384.0655
   01/01/2012                             to  12/31/2012       16.554340         16.736131           147,056.0759
=============                            ==== ==========       =========         =========         ==============

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                      1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                                    NUMBER OF
                                                             ACCUMULATION      ACCUMULATION        ACCUMULATION
                                                            UNIT VALUE AT     UNIT VALUE AT           UNITS
                                                             BEGINNING OF         END OF          OUTSTANDING AT
                                                                PERIOD            PERIOD          END OF PERIOD
                                                           ---------------   ---------------   -------------------
 MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011        9.820705         10.402724         2,831,813.9350
   01/01/2012                             to  12/31/2012       10.402724         11.914653         2,404,388.4325
=============                            ==== ==========       =========         =========        ===============
 METLIFE BALANCED STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.682441         11.157644        22,872,629.0183
   01/01/2012                             to  12/31/2012       11.157644         12.471587        21,118,543.3157
=============                            ==== ==========       =========         =========        ===============
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.329680         11.704503         5,433,067.3327
   01/01/2012                             to  12/31/2012       11.704503         12.736086         5,521,098.9318
=============                            ==== ==========       =========         =========        ===============
 METLIFE GROWTH STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       10.254141         10.806138        22,658,847.4672
   01/01/2012                             to  12/31/2012       10.806138         12.268357        20,535,676.9221
=============                            ==== ==========       =========         =========        ===============
 METLIFE MODERATE STRATEGY SUB-ACCOUNT (CLASS B)
   10/07/2011                             to  12/31/2011       11.122140         11.548371        11,592,598.2179
   01/01/2012                             to  12/31/2012       11.548371         12.734194        10,990,047.7320
=============                            ==== ==========       =========         =========        ===============



DISCONTINUED INVESTMENT PORTFOLIOS. Effective as of April 29, 2013:


o Met Investors Series Trust: American Funds (Reg. TM) International Portfolio (Class C) merged into Metropolitan Series Fund: Baillie Gifford
  International Stock Portfolio (Class B);


o Met Investors Series Trust: Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio) (Class B) merged into Metropolitan Series Fund: Jennison Growth Portfolio (Class B);


o Met Investors Series Trust: Met/Franklin Mutual Shares Portfolio (Class B) merged into Metropolitan Series Fund: MFS (Reg. TM) Value Portfolio (Class
  B);


o Met Investors Series Trust: Met/Franklin Templeton Founding Strategy Portfolio (Class B) merged into Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B);


o Met Investors Series Trust: MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) (Class B) merged into Metropolitan Series Fund: Neuberger Berman Genesis Portfolio (Class B);


o Met Investors Series Trust: RCM Technology Portfolio (Class B) merged into Metropolitan Series Fund: T. Rowe Price Large Cap Growth Portfolio (Class
  B); and


o Met Investors Series Trust: Turner Mid Cap Growth Portfolio (Class B) merged into Metropolitan Series Fund: Frontier Mid Cap Growth Portfolio (Class B).

APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


MET INVESTORS SERIES TRUST - GMIB MAX, EDB MAX, AND GWB PORTFOLIOS (CLASS B)


Met Investors Series Trust is a mutual fund with multiple portfolios. Unless otherwise noted, the following portfolios are managed by MetLife Advisers, LLC, which is an affiliate of MetLife Investors USA. The following Class B portfolios are available under the contract. If you elect the GWB v1 rider, a GMIB Max rider, or a GMIB Max and an EDB Max rider, you must allocate your Purchase Payments and Account Value among these Investment Portfolios and the Investment Porfolio listed below under "Metropolitan Series Fund - GMIB Max, EDB Max, and GWB Portfolio." (See "Purchase - Investment Allocation Restrictions for Certain Riders.") These Investment Portfolios are also available for investment if you do not elect the GWB v1 rider, a GMIB Max rider or an EDB Max rider.


ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO


SUBADVISER: AllianceBernstein L.P.


INVESTMENT OBJECTIVE: The AllianceBernstein Global Dynamic Allocation Portfolio seeks capital appreciation and current income.


AQR GLOBAL RISK BALANCED PORTFOLIO


SUBADVISER: AQR Capital Management, LLC


INVESTMENT OBJECTIVE: The AQR Global Risk Balanced Portfolio seeks total return.


BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO


SUBADVISER: BlackRock Financial Management, Inc.


INVESTMENT OBJECTIVE: The BlackRock Global Tactical Strategies Portfolio seeks capital appreciation and current income.


INVESCO BALANCED-RISK ALLOCATION PORTFOLIO


SUBADVISER: Invesco Advisers, Inc.


INVESTMENT OBJECTIVE: The Invesco Balanced-Risk Allocation Portfolio seeks total return.


JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO


SUBADVISER: J.P. Morgan Investment Management Inc.


INVESTMENT OBJECTIVE: The JPMorgan Global Active Allocation Portfolio seeks capital appreciation and current income.


METLIFE BALANCED PLUS PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The MetLife Balanced Plus Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.


METLIFE MULTI-INDEX TARGETED RISK PORTFOLIO


SUBADVISER: MetLife Investment Management, LLC


INVESTMENT OBJECTIVE: The MetLife Multi-Index Targeted Risk Portfolio seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.


PYRAMIS (Reg. TM) GOVERNMENT INCOME PORTFOLIO


SUBADVISER: Pyramis Global Advisors, LLC


INVESTMENT OBJECTIVE: The Pyramis (Reg. TM) Government Income Portfolio seeks a high level of current income, consistent with preservation of principal.

PYRAMIS (Reg. TM) MANAGED RISK PORTFOLIO


SUBADVISER: Pyramis Global Advisors, LLC


INVESTMENT OBJECTIVE: The Pyramis (Reg. TM) Managed Risk Portfolio seeks total return.


SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO


SUBADVISER: Schroder Investment Management North America Inc.


INVESTMENT OBJECTIVE: The Schroders Global Multi-Asset Portfolio seeks capital appreciation and current income.


METROPOLITAN SERIES FUND - GMIB MAX, EDB MAX, AND GWB PORTFOLIO (CLASS G)


Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors USA, is the investment adviser to the portfolios. The following Class G portfolio is available under the contract. If you elect the GWB v1 rider, a GMIB Max rider, or a GMIB Max and an EDB Max rider, you must allocate your Purchase Payments and Account Value among this Investment Portfolio and the Investment Porfolios listed above under "Met Investors Series Trust - GMIB Max, EDB Max, and GWB Portfolios." (See "Purchase
- Investment Allocation Restrictions for Certain Riders.") This Investment Portfolio is also available for investment if you do not elect the GWB v1 rider, a GMIB Max rider or an EDB Max rider.


BARCLAYS AGGREGATE BOND INDEX PORTFOLIO (formerly Barclays Capital Aggregate Bond Index Portfolio)


SUBADVISER: MetLife Investment Management, LLC


INVESTMENT OBJECTIVE: The Barclays Aggregate Bond Index Portfolio seeks to track the performance of the Barclays U.S. Aggregate Bond Index.


MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C OR CLASS E)


In addition to the Met Investors Series Trust portfolios listed above, the following Class B or, as noted, Class C or Class E portfolios are available under the contract:


AMERICAN FUNDS (Reg. TM) GROWTH PORTFOLIO (CLASS C)


ADVISERS: MetLife Advisers, LLC and Capital Research and Management Company


INVESTMENT OBJECTIVE: The American Funds (Reg. TM) Growth Portfolio seeks to achieve growth of capital.


BLACKROCK HIGH YIELD PORTFOLIO


SUBADVISER: BlackRock Financial Management, Inc.


INVESTMENT OBJECTIVE: The BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.


CLARION GLOBAL REAL ESTATE PORTFOLIO


SUBADVISER: CBRE Clarion Securities LLC


INVESTMENT OBJECTIVE: The Clarion Global Real Estate Portfolio seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.


CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO (formerly Legg Mason ClearBridge Aggressive Growth Portfolio)


SUBADVISER: ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC)


INVESTMENT OBJECTIVE: The ClearBridge Aggressive Growth Portfolio seeks capital appreciation.


GOLDMAN SACHS MID CAP VALUE PORTFOLIO


SUBADVISER: Goldman Sachs Asset Management, L.P.


INVESTMENT OBJECTIVE: The Goldman Sachs Mid Cap Value Portfolio seeks long-term capital appreciation.


HARRIS OAKMARK INTERNATIONAL PORTFOLIO


SUBADVISER: Harris Associates L.P.


INVESTMENT OBJECTIVE: The Harris Oakmark International Portfolio seeks long-term capital appreciation.


INVESCO COMSTOCK PORTFOLIO (formerly Van Kampen Comstock Portfolio)


SUBADVISER: Invesco Advisers, Inc.


INVESTMENT OBJECTIVE: The Invesco Comstock Portfolio seeks capital growth and income.


INVESCO SMALL CAP GROWTH PORTFOLIO


SUBADVISER: Invesco Advisers, Inc.


INVESTMENT OBJECTIVE: The Invesco Small Cap Growth Portfolio seeks long-term growth of capital.

JANUS FORTY PORTFOLIO


SUBADVISER: Janus Capital Management LLC


INVESTMENT OBJECTIVE: The Janus Forty Portfolio seeks capital appreciation.


JPMORGAN CORE BOND PORTFOLIO (formerly American Funds (Reg. TM) Bond Portfolio)



SUBADVISER: J.P. Morgan Investment Management Inc.


INVESTMENT OBJECTIVE: The JPMorgan Core Bond Portfolio seeks to maximize total return.


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


SUBADVISER: Loomis, Sayles & Company, L.P.


INVESTMENT OBJECTIVE: The Loomis Sayles Global Markets Portfolio seeks high total investment return through a combination of capital appreciation and income.


LORD ABBETT BOND DEBENTURE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.


LORD ABBETT MID CAP VALUE PORTFOLIO


SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: The Lord Abbett Mid Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


MET/EATON VANCE FLOATING RATE PORTFOLIO


SUBADVISER: Eaton Vance Management


INVESTMENT OBJECTIVE: The Met/Eaton Vance Floating Rate Portfolio seeks a high level of current income.


MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO


SUBADVISER: Franklin Advisers, Inc.


INVESTMENT OBJECTIVE: The Met/Franklin Low Duration Total Return Portfolio seeks a high level of current income, while seeking preservation of shareholders' capital.


MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO*


SUBADVISER: Franklin Advisers, Inc.


INVESTMENT OBJECTIVE: The Met/Templeton International Bond Portfolio seeks current income with capital appreciation and growth of income.


*This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain
Riders - Investment Allocation and Other Purchase Payment Restrictions for
GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.")


MFS (Reg. TM) EMERGING MARKETS EQUITY PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Emerging Markets Equity Portfolio seeks capital appreciation.


MFS (Reg. TM) RESEARCH INTERNATIONAL PORTFOLIO


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Research International Portfolio seeks capital appreciation.


PIMCO INFLATION PROTECTED BOND PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.

PIMCO TOTAL RETURN PORTFOLIO


SUBADVISER: Pacific Investment Management Company LLC


INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.


PIONEER FUND PORTFOLIO


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.


PIONEER STRATEGIC INCOME PORTFOLIO (CLASS E)


SUBADVISER: Pioneer Investment Management, Inc.


INVESTMENT OBJECTIVE: The Pioneer Strategic Income Portfolio seeks a high level of current income.


T. ROWE PRICE LARGE CAP VALUE PORTFOLIO


SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Large Cap Value Portfolio seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.


T. ROWE PRICE MID CAP GROWTH PORTFOLIO


SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Mid Cap Growth Portfolio seeks long-term growth of capital.


THIRD AVENUE SMALL CAP VALUE PORTFOLIO


SUBADVISER: Third Avenue Management LLC


INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.


METROPOLITAN SERIES FUND


In addition to the Metropolitan Series Fund portfolio listed above, the following portfolios are available under the contract:


BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO (CLASS B)


SUBADVISER: Baillie Gifford Overseas Limited


INVESTMENT OBJECTIVE: The Baillie Gifford International Stock Portfolio seeks long-term growth of capital.


BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)


SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.


DAVIS VENTURE VALUE PORTFOLIO (CLASS E)


SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers - NY, Inc., a wholly-owned subsidiary.


INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.


FRONTIER MID CAP GROWTH PORTFOLIO (CLASS B)


SUBADVISER: Frontier Capital Management Company, LLC


INVESTMENT OBJECTIVE: The Frontier Mid Cap Growth Portfolio seeks maximum capital appreciation.


JENNISON GROWTH PORTFOLIO (CLASS B)


SUBADVISER: Jennison Associates LLC


INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.


MET/ARTISAN MID CAP VALUE PORTFOLIO (CLASS B)


SUBADVISER: Artisan Partners Limited Partnership


INVESTMENT OBJECTIVE: The Met/Artisan Mid Cap Value Portfolio seeks long-term capital growth.

MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO (CLASS B)


SUBADVISER: Dimensional Fund Advisors LP


INVESTMENT OBJECTIVE: The Met/Dimensional International Small Company Portfolio seeks long-term capital appreciation.


METLIFE MID CAP STOCK INDEX PORTFOLIO (CLASS G)


SUBADVISER: MetLife Investment Management, LLC


INVESTMENT OBJECTIVE: The MetLife Mid Cap Stock Index Portfolio seeks to track the performance of the Standard & Poor's MidCap 400 (Reg. TM) Composite Stock Price Index.


METLIFE STOCK INDEX PORTFOLIO (CLASS B)


SUBADVISER: MetLife Investment Management, LLC


INVESTMENT OBJECTIVE: The MetLife Stock Index Portfolio seeks to track the performance of the Standard & Poor's 500 (Reg. TM) Composite Stock Price Index.



MFS (Reg. TM) VALUE PORTFOLIO (CLASS B)


SUBADVISER: Massachusetts Financial Services Company


INVESTMENT OBJECTIVE: The MFS (Reg. TM) Value Portfolio seeks capital appreciation.


MSCI EAFE (Reg. TM) INDEX PORTFOLIO (CLASS G)


SUBADVISER: MetLife Investment Management, LLC


INVESTMENT OBJECTIVE: The MSCI EAFE (Reg. TM) Index Portfolio seeks to track the performance of the MSCI EAFE (Reg. TM) Index.


NEUBERGER BERMAN GENESIS PORTFOLIO (CLASS B)


SUBADVISER: Neuberger Berman Management LLC


INVESTMENT OBJECTIVE: The Neuberger Berman Genesis Portfolio seeks high total return, consisting principally of capital appreciation.


RUSSELL 2000 (Reg. TM) INDEX PORTFOLIO (CLASS G)


SUBADVISER: MetLife Investment Management, LLC


INVESTMENT OBJECTIVE: The Russell 2000 (Reg. TM) Index Portfolio seeks to track the performance of the Russell 2000 (Reg. TM) Index.


T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS B)


SUBADVISER: T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE: The T. Rowe Price Large Cap Growth Portfolio seeks long-term growth of capital and, secondarily, dividend income.


VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO (CLASS B)*


SUBADVISER: Van Eck Associates Corporation


INVESTMENT OBJECTIVE: The Van Eck Global Natural Resources Portfolio seeks long-term capital appreciation with income as a secondary consideration.


*This portfolio is only available for investment if certain optional riders are elected. (See "Purchase - Investment Allocation Restrictions for Certain
Riders - Investment Allocation and Other Purchase Payment Restrictions for
GMIB Plus IV, EDB III, GMIB Plus III, and EDB II.")


WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS B)


SUBADVISER: Western Asset Management Company


INVESTMENT OBJECTIVE: The Western Asset Management U.S. Government Portfolio seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.


MET INVESTORS SERIES TRUST - ASSET ALLOCATION PORTFOLIOS (CLASS B OR, AS NOTED, CLASS C)


In addition to the Met Investors Series Trust portfolios listed above, the following Class B (or, as noted, Class C) portfolios managed by MetLife Advisers, LLC are available under the contract:


AMERICAN FUNDS (Reg. TM) MODERATE ALLOCATION PORTFOLIO (CLASS C)


INVESTMENT OBJECTIVE: The American Funds (Reg. TM) Moderate Allocation Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

AMERICAN FUNDS (Reg. TM) BALANCED ALLOCATION PORTFOLIO (CLASS C)


INVESTMENT OBJECTIVE: The American Funds (Reg. TM) Balanced Allocation Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.


AMERICAN FUNDS (Reg. TM) GROWTH ALLOCATION PORTFOLIO (CLASS C)


INVESTMENT OBJECTIVE: The American Funds (Reg. TM) Growth Allocation Portfolio seeks growth of capital.


METLIFE DEFENSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks to provide a high level of current income with growth of capital, a secondary objective.


METLIFE MODERATE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks to provide a high total return in the form of income and growth of capital, with a greater emphasis on income.


METLIFE BALANCED STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.


METLIFE GROWTH STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks to provide growth of capital.


METLIFE AGGRESSIVE STRATEGY PORTFOLIO


INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks growth of capital.


SSGA GROWTH AND INCOME ETF PORTFOLIO


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth and Income ETF Portfolio seeks growth of capital and income.


SSGA GROWTH ETF PORTFOLIO


SUBADVISER: SSgA Funds Management, Inc.


INVESTMENT OBJECTIVE: The SSgA Growth ETF Portfolio seeks growth of capital.

APPENDIX C

EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be the guaranteed minimum interest rate, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent Purchase Payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term. These examples do not reflect charges that may be deducted from the EDCA account.


6-MONTH EDCA

The following example demonstrates how the 6-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $12,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 1% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 4th month, a second Purchase Payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is also credited with a 1% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.



                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1            $12,000             $2,000           $10,000          $10,000
    2                                $2,000           $ 8,008          $ 8,008
    3                                $2,000           $ 6,015          $ 6,015
    4*           $ 6,000             $3,000           $ 9,020          $ 3,020         $6,000
    5                                $3,000           $ 6,027          $    22         $6,005
    6                                $3,000           $ 3,032                0         $3,032
    7                                $3,000           $    35                0         $   35
    8                                $   35                 0                0              0

* At the beginning of the 4th month, a $6,000 Purchase Payment is added to the EDCA account. This amount ($6,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $3,020 in the 1st Payment Bucket ($6,015 (1st Payment Bucket Account Value from the 3rd month) + $5 (3rd month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $3,020). The total EDCA Account Value at the beginning of the 4th month is $9,020 ($3,020 in the 1st Payment Bucket + $6,000 in the 2nd Payment Bucket = $9,020).

12-MONTH EDCA

The following example demonstrates how the 12-month EDCA program operates when multiple Purchase Payments are allocated to the program. The example assumes that a $24,000 Purchase Payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 1% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:


Account Value 1st Payment Bucket (month 2) =


Account Value 1st Payment Bucket (month 1) x


(1+EDCA Rate)(1/12) - EDCA Transfer Amount


At the beginning of the 6th month, a second Purchase Payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is also credited with a 1% effective annual interest rate. This second Purchase Payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the Account Value in the 1st Payment Bucket until exhausted and then against the Account Value in the 2nd Payment Bucket until it is exhausted.



                                                                      ---- Account Values----
 Beg of     Amount Allocated         Actual             EDCA         1st Payment     2nd Payment
  Month          to EDCA         EDCA Transfer     Account Value        Bucket         Bucket
--------   ------------------   ---------------   ---------------   -------------   ------------
    1      $24,000                   $2,000           $22,000          $22,000
    2                                $2,000           $20,018          $20,018
    3                                $2,000           $18,035          $18,035
    4                                $2,000           $16,050          $16,050
    5                                $2,000           $14,063          $14,063
    6*     $12,000                   $3,000           $23,075          $11,075         $12,000
    7                                $3,000           $20,094          $ 8,084         $12,010
    8                                $3,000           $17,111          $ 5,091         $12,020
    9                                $3,000           $14,125          $ 2,095         $12,030
   10                                $3,000           $11,137                0         $11,137
   11                                $3,000           $ 8,146                0         $ 8,146
   12                                $3,000           $ 5,153                0         $ 5,153
   13                                $3,000           $ 2,157                0         $ 2,157
   14                                $2,159                 0                0               0

* At the beginning of the 6th month, a $12,000 Purchase Payment is added to the EDCA account. This amount ($12,000) is allocated to the 2nd Payment Bucket. As described above, this second Purchase Payment causes the monthly EDCA transfer amount to increase from $2,000 to $3,000. Therefore, $3,000 is transferred from the 1st Payment Bucket, leaving $11,075 in the 1st Payment Bucket ($14,063 (1st Payment Bucket Account Value from the 5th month) + $12 (5th month's EDCA interest calculated using the formula shown above) - $3,000 (monthly transfer) = $11,075). The total EDCA Account Value at the beginning of the 6th month is $23,075 ($11,075 in the 1st Payment Bucket + $12,000 in the 2nd Payment Bucket = $23,075).

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB riders. Example (6) shows how required minimum distributions affect the Income Base when a GMIB rider is elected with an IRA contract (or another contract subject to Section 401(a)(9) of the Internal Revenue Code).


The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES.


(1) THE ANNUAL INCREASE AMOUNT


    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Assume that you make an initial Purchase Payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options you selected. Your Purchase Payments accumulate at the GMIB Annual Increase Rate (see "Living Benefits - Guaranteed Minimum Income Beneft (GMIB) - GMIB Rate Table"), until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at the GMIB Annual Increase Rate, adjusted for withdrawals and charges - "the Annual Increase Amount") is the value upon which future income payments can be based.



[GRAPHIC APPEARS HERE]






    Graphic Example: Determining your guaranteed lifetime income stream
    -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking Annuity
      Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.


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(2) THE HIGHEST ANNIVERSARY VALUE (HAV)


    Graphic Example: Determining a value upon which future income payments can
    --------------------------------------------------------------------------
      be based
      --------


    Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

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  Graphic Example: Determining your guaranteed lifetime income stream
  -------------------------------------------------------------------


    Assume that you decide to annuitize your contract and begin taking Annuity
      Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.


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(3) PUTTING IT ALL TOGETHER


    Graphic Example
    ---------------


    Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the contract, you will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB may only be exercised no later than the contract anniversary prior to the contract Owner's 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the contract anniversary.


[GRAPHIC APPEARS HERE]






    With the GMIB, the Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, you will have paid for the GMIB although it was never used.


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(4) THE GUARANTEED PRINCIPAL OPTION


    Assume your initial Purchase Payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th contract anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.


    The effects of exercising the Guaranteed Principal Option are:


    1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th contract anniversary bringing the Account Value back up to $100,000.


    2) The GMIB rider and rider charge terminate as of the date that the adjustment is made to the Account Value; the variable annuity contract continues.


    3) The GMIB allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.



[GRAPHIC APPEARS HERE]






    *Withdrawals reduce the original Purchase Payment (I.E. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(5) THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP


Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the GMIB Annual Increase Rate on the first anniversary. Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the GMIB Annual Increase Rate. Also assume that prior to the first contract anniversary, you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically increases to $110,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB rider is reset to 10 years from the first contract anniversary;


   (3) The GMIB rider charge may be reset to the fee we would charge new contract Owners for the same GMIB rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second contract anniversary using the GMIB Annual Increase Rate), an Optional Step-Up will automatically occur.


The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically increases to $120,000;


   (2) The 10-year waiting period to annuitize the contract under the GMIB rider is reset to 10 years from the second contract anniversary;


   (3) The GMIB rider charge may be reset to the fee we would charge new contract Owners for the same GMIB rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. If on each contract anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of each Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets to the higher Account Value;

   (2) The 10-year waiting period to annuitize the contract under the GMIB rider is reset to 10 years from the date of the Optional Step-Up;


   (3) The GMIB rider charge may be reset to the fee we would charge new contract Owners for the same GMIB rider at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


Assume your Account Value at the eighth contract anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the GMIB Annual Increase Rate on the eighth contract anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future contract anniversaries, the Annual Increase Amount will continue to grow at the GMIB Annual Increase Rate annually (provided the GMIB rider continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary prior to your 91st birthday. Also, please note:


   (1) The 10-year waiting period to annuitize the contract under the GMIB remains at the 17th contract anniversary (10 years from the date of the last Optional Step-Up);


   (2) The GMIB rider charge remains at its current level; and


   (3) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.


[GRAPHIC APPEARS HERE]







(6) REQUIRED MINIMUM DISTRIBUTION EXAMPLES


The following examples only apply to IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2013 and a GMIB rider is selected. Assume that on the first contract anniversary (September 1, 2014), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2014 with respect to this contract is $6,000, and the required minimum distribution amount for 2015 with respect to this contract is $7,200. Assume that on both the first contract anniversary (September 1, 2014) and the second contract anniversary (September 1, 2015) the Account Value is $100,000. On the second contract anniversary, the annual increase rate is the greater of:


     (a) the GMIB Annual Increase Rate; or


   (b) the required minimum distribution rate (as defined below).


The required minimum distribution rate equals the greater of:


   (1) the required minimum distribution amount for 2014 ($6,000) or for 2015 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2014 ($100,000);


   (2a) if the contract Owner enrolls only in the Automated Required Minimum
                                      ----
          Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the Annual Increase Amount at the beginning of the Contract Year; or


   (2b) if the contract Owner enrolls in both the Systematic Withdrawal
                                         ----
           Program and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

Because $7,200 (the required minimum distribution amount for 2015) is greater than $6,000 (the required minimum distribution amount for 2014), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


  Withdrawals Through the Automated Required Minimum Distribution Program
  -----------------------------------------------------------------------


  If the contract Owner enrolls in the Automated Required Minimum Distribution
      Program and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2014 through August 2015). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Program, on September 1, 2015, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Program ($6,800):
      $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.


  (Why does the contract Owner receive $6,800 under the Automated Required
      Minimum Distribution Program in this example? From September through December 2014, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2014 divided by 12). From January through August 2015, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2015 divided by 12). The Owner receives $2,000 in 2014 and $4,800 in 2015, for a total of $6,800.)


  Withdrawals Outside the Automated Required Minimum Distribution Program
  -----------------------------------------------------------------------


  If the contract Owner withdraws the $6,000 required minimum distribution amount for 2014 in December 2014 and makes no other withdrawals from September 2014 through August 2015, the Annual Increase Amount on September 1, 2015 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000):
      $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.


  If the contract Owner withdraws the $7,200 required minimum distribution amount for 2015 in January 2015 and makes no other withdrawals from September 2014 through August 2015, the Annual Increase Amount on September 1, 2015 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200):
      $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.


  Withdrawals in Excess of the Required Minimum Distribution Amounts
  ------------------------------------------------------------------


  Assume the contract Owner withdraws $7,250 on September 1, 2014 and makes no other withdrawals before the second contract anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2014 and 2015, the annual increase rate will be equal to the GMIB Annual Increase Rate (as shown in the GMIB Rate Table). On September 1, 2014, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other Purchase
      Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount on the second contract anniversary (September 1, 2015) will be $92,750 increased by the GMIB Annual Increase Rate.


  No Withdrawals
  --------------


  If the contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this contract, the Annual Increase Amount on September 1, 2015 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the contract ($0).

APPENDIX E

GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee an Account Value or minimum return for any Investment Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.


A.   GWB - Annual Benefit Payment Continuing When Account Value Reaches Zero
     -----------------------------------------------------------------------


When you purchase a contract and elect the optional GWB rider:


o your initial Account Value is equal to your initial Purchase Payment;


o your initial Total Guaranteed Withdrawal Amount (the minimum amount you are guaranteed to receive over time) is equal to your initial Purchase Payment;


o your initial Remaining Guaranteed Withdrawal Amount (the remaining minimum amount you are guaranteed to receive over time) is equal to the initial Total Guaranteed Withdrawal Amount; and


o your initial Annual Benefit Payment (the amount you may withdraw each Contract Year without taking an Excess Withdrawal) is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the applicable GWB Withdrawal Rate (see "Living Benefits - Guaranteed Withdrawal Benefit (GWB)
  - GWB Rate Table").


The graphic example below shows how withdrawing the Annual Benefit Payment each Contract Year reduces the Remaining Guaranteed Withdrawal Amount and Account Value. Assume that over time the Account Value is reduced to zero by the effects of withdrawing the Annual Benefit Payment and poor market performance. If the Account Value reaches zero while a Remaining Guaranteed Withdrawal Amount still remains, we will begin making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Remaining Guaranteed Withdrawal Amount is exhausted. The total amount withdrawn over the life of the contract will be equal to the initial Total Guaranteed Withdrawal Amount.



[GRAPHIC APPEARS HERE]

B.   GWB - Effect of an Excess Withdrawal
     ------------------------------------


A withdrawal that causes your total withdrawals in a Contract Year to exceed the Annual Benefit Payment is called an "Excess Withdrawal."


As described in Example A above, if you do not take Excess Withdrawals, the GWB
                                        ------
rider guarantees that the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals over time, even if your Account Value is reduced to zero. Non-Excess Withdrawals do not decrease the Total Guaranteed Withdrawal Amount or Annual Benefit Payment, and decrease the Remaining Guaranteed Withdrawal Amount by the dollar amount of the withdrawal.


If you do take an Excess Withdrawal, you will reduce the amount guaranteed be
       --
returned to you under the GWB rider. If you take an Excess Withdrawal, we will:



o reduce the Total Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduced the Account Value;


o reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduces the Account Value; and


o reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.


For example, if an Excess Withdrawal is equal to 10% of the Account Value, that Excess Withdrawal will reduce both the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by 10%, and the new Annual Benefit Payment will be calculated based on the reduced Total Guaranteed Withdrawal Amount.


These reductions in the Total Guaranteed Withdrawal Amount, Remaining Guaranteed Withdrawal Amount, and Annual Benefit Payment may be significant, particularly when the Account Value at the time of the Excess Withdrawal is lower than the Total Guaranteed Withdrawal Amount. An Excess Withdrawal that reduces the Account Value to zero will terminate the contract.


C.   GWB - How the Automatic Annual Step-Up Works
     --------------------------------------------


As described in Example A above, when you purchase a contract and elect the optional GWB rider, the initial Account Value and Total Guaranteed Withdrawal Amount are equal to the initial Purchase Payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by your GWB Withdrawal Rate.


Assume that on the first contract anniversary the Account Value is greater than the Total Guaranteed Withdrawal Amount. As shown in the graphic example below, the Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.


Assume that on the second contract anniversary the Account Value is once again greater than the Total Guaranteed Withdrawal Amount. As shown in the graphic example below, the Automatic Annual Step-Up will again increase the Total Guaranteed Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.


Even if the Account Value decreases after the second contract anniversary, the Total Guaranteed Withdrawal Amount and Annual Benefit Payment will not decrease as long as you do not take Excess Withdrawals.


The graphic example below shows how the Automatic Annual Step-Ups on the first and second contract anniversaries increase the Total Guaranteed Withdrawal Amount. It also shows the contract Owner choosing to begin withdrawals of the Annual Benefit Payment on the fifth contract anniversary.


Automatic Annual Step-Ups may only occur on contract anniversaries prior to the Owner's 86th birthday. If an Automatic Annual Step-Up occurs, we may reset the GWB rider charge to a rate that does not exceed the lower of: (a) the GWB

Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. If an Automatic Annual Step-Up would result in an increase in your GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable contract anniversary and inform you that you may choose to decline the Automatic Annual Step-Up.



[GRAPHIC APPEARS HERE]

APPENDIX F

DEATH BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Principal Protection death benefit, the Annual Step-Up death benefit, the Compounded-Plus death benefit and the Enhanced Death Benefit riders. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES.



PRINCIPAL PROTECTION DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Principal Protection death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                         DATE                          AMOUNT
                                            ------------------------------   -------------------------
   A    Initial Purchase Payment                      10/1/2013              $100,000
   B    Account Value                                 10/1/2014              $104,000
                                            (First Contract Anniversary)
   C    Death Benefit                              As of 10/1/2014           $104,000
                                                                             (= greater of A and B)
   D    Account Value                                 10/1/2015              $ 90,000
                                            (Second Contract Anniversary)
   E    Death Benefit                                 10/1/2015              $100,000
                                                                             (= greater of A and D)
   F    Withdrawal                                    10/2/2015              $  9,000
   G    Percentage Reduction in Account               10/2/2015                        10%
        Value                                                                (= F/D)
   H    Account Value after Withdrawal                10/2/2015              $ 81,000
                                                                             (= D-F)
   I    Purchase Payments Reduced for              As of 10/2/2015           $ 90,000
        Withdrawal                                                           (= A-(A x G))
   J    Death Benefit                                 10/2/2015              $ 90,000
                                                                             (= greater of H and I)

Notes to Example
----------------


Purchaser is age 60 at issue.


The Account Values on 10/1/2015 and 10/2/2015 are assumed to be equal prior to the withdrawal.

ANNUAL STEP-UP DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Annual Step-Up death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                              DATE                          AMOUNT
                                                 ------------------------------   -------------------------
   A    Initial Purchase Payment                           10/1/2013              $100,000
   B    Account Value                                      10/1/2014              $104,000
                                                 (First Contract Anniversary)
   C    Death Benefit (Highest Anniversary              As of 10/1/2014           $104,000
        Value)                                                                    (= greater of A and B)
   D    Account Value                                      10/1/2015              $ 90,000
                                                 (Second Contract Anniversary)
   E    Death Benefit (Highest Contract Year               10/1/2015              $104,000
        Anniversary)                                                              (= greater of B and D)
   F    Withdrawal                                         10/2/2015              $  9,000
   G    Percentage Reduction in Account                    10/2/2015                        10%
        Value                                                                     (= F/D)
   H    Account Value after Withdrawal                     10/2/2015              $ 81,000
                                                                                  (= D-F)
   I    Highest Anniversary Value Reduced               As of 10/2/2015           $ 93,600
        for Withdrawal                                                            (= E-(E x G))
   J    Death Benefit                                      10/2/2015              $ 93,600
                                                                                  (= greater of H and I)

Notes to Example
----------------


Purchaser is age 60 at issue.


The Account Values on 10/1/2015 and 10/2/2015 are assumed to be equal prior to the withdrawal.

COMPOUNDED-PLUS DEATH BENEFIT

The purpose of this example is to show how partial withdrawals reduce the Compounded-Plus death benefit proportionately by the percentage reduction in Account Value attributable to each partial withdrawal.




                                                            DATE                           AMOUNT
                                                ----------------------------   ------------------------------
    A    Initial Purchase Payment                        10/1/2013             $100,000
    B    Account Value                           10/1/2014 (First Contract     $104,000
                                                       Anniversary)
   C1    Account Value (Highest Anniversary              10/1/2014             $104,000
         Value)                                                                (= greater of A and B)
   C2    5% Annual Increase Amount                       10/1/2014             $105,000
                                                                               (= A x 1.05)
   C3    Death Benefit                                As of 10/1/2014          $105,000
                                                                               (= greater of C1 and C2)
    D    Account Value                          10/1/2015 (Second Contract     $ 90,000
                                                       Anniversary)
   E1    Highest Anniversary Value                       10/1/2015             $104,000
                                                                               (= greater of C1 and D)
   E2    5% Annual Increase Amount                    As of 10/1/2015          $110,250
                                                                               (= A x 1.05 x 1.05)
   E3    Death Benefit                                   10/1/2015             $110,250
                                                                               (= greater of E1 and E2)
    F    Withdrawal                                      10/2/2015             $  9,000
    G    Percentage Reduction in Account                 10/2/2015                          10%
         Value                                                                 (= F/D)
    H    Account Value after Withdrawal                  10/2/2015             $ 81,000
                                                                               (= D-F)
   I1    Highest Anniversary Value Reduced            As of 10/2/2015          $ 93,600
         for Withdrawal                                                        (= E1-(E1 x G))
   I2    5% Annual Increase Amount Reduced            As of 10/2/2015          $ 99,238
         for Withdrawal                                                          (= E2-(E2 x G). Note: E2
                                                                                    includes additional
                                                                                  day of interest at 5%)
   I3    Death Benefit                                   10/2/2015             $ 99,238
                                                                               (= greatest of H, I1 and I2)

Notes to Example
----------------


Purchaser is age 60 at issue.


The Account Values on 10/1/2015 and 10/2/2015 are assumed to be equal prior to the withdrawal.

ENHANCED DEATH BENEFIT

The purpose of these examples is to illustrate the operation of the Enhanced Death Benefit rider. Example (5) shows how required minimum distributions affect the Death Benefit Base when an Enhanced Death Benefit rider is elected with an IRA contract (or another contract subject to Section 401(a)(9) of the Internal Revenue Code).


(1) THE ANNUAL INCREASE AMOUNT


   Graphic Example: Determining a death benefit based on the Annual Increase
   -------------------------------------------------------------------------
Amount
------


   Assume that you make an initial Purchase Payment of $100,000. While you own the contract, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options you selected. Your Purchase Payments accumulate at the EDB Annual Increase Rate (see "Death Benefit - Optional Death Beneft - Enhanced Death Benefit (EDB) - EDB Rate Table"), until the contract anniversary prior to the contract Owner's 91st birthday. Your Purchase Payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your Purchase Payments accumulated at the EDB Annual Increase Rate, adjusted for withdrawals and charges - "the Annual Increase Amount") is the value upon which the death benefit can be based.

[GRAPHIC APPEARS HERE]






   In this example, at the time the death benefit is determined, the Annual Increase Amount is higher than the Account Value. Assume that the Annual Increase Amount is also higher than the Highest Anniversary Value (the other calculation used to determine the death benefit under the EDB - see Example (2) below). Because the Annual Increase Amount is higher than the Account Value and the Highest Anniversary Value, the death benefit will be equal to the Annual Increase Amount.


(2) THE HIGHEST ANNIVERSARY VALUE (HAV)


   Graphic Example: Determining a death benefit based on the Highest
   -----------------------------------------------------------------
Anniversary Value
-----------------


   While you own the contract, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each contract anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the contract anniversary immediately prior to the contract Owner's 81st birthday. The Highest Anniversary Value is also adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional Purchase Payments made. The Highest Anniversary Value line is the value upon which the death benefit can be based.

[GRAPHIC APPEARS HERE]






   In this example, at the time the death benefit is determined, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Because the Highest Anniversary Value is higher than the Account Value and the Annual Increase Amount, the death benefit will be equal to the Highest Anniversary Value.


(3) PUTTING IT ALL TOGETHER


   Graphic Example: Determing a death benefit based on the Annual Increase
   -----------------------------------------------------------------------
Amount and the Highest Anniversary Value
----------------------------------------


   While you own the contract, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future death benefit. As shown in the graphic below, the death benefit will be the greatest of the Annual Increase Amount, the Highest Annivesary Value, and the Account Value.


[GRAPHIC APPEARS HERE]






   If at the time the death benefit is determined your Account Value would provide a larger death benefit than would the Annual Increase Amount or Highest Annivesary Value, you will have paid for the EDB although it was never used.


(4) THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP


Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the EDB Annual Increase Rate on the first contract anniversary. Assume your Account Value at the first contract anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the EDB Annual Increase Rate. Also assume that prior to the first contract anniversary, you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur on the first contract anniversary. (An Optional Step-Up is permitted on any contract anniversary when the Owner (or older Joint Owner, or Annuitant if the contract is owned by a non-natural person) is age 80 or younger.)

The effect of the Optional Step-Up is:


     (1) The Annual Increase Amount automatically increases to $110,000; and


 (2) The EDB rider charge may be reset to the fee we would charge new contract Owners for the same EDB rider at that time.


Assume your Account Value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second contract anniversary using the EDB Annual Increase Rate), an Optional Step-Up will automatically occur on the second contract anniversary.


The effect of the Optional Step-Up is:


     (1) The Annual Increase Amount automatically increases to $120,000; and


 (2) The EDB rider charge may be reset to the fee we would charge new contract Owners for the same EDB rider at that time.


Assume your Account Value increases by $10,000 at each contract anniversary in years three through seven. If on each contract anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


The effect of each Optional Step-Up is:


     (1) The Annual Increase Amount automatically resets to the higher Account Value; and


 (2) The EDB rider charge may be reset to the fee we would charge new contract Owners for the same EDB rider at that time.


After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


Assume your Account Value at the eighth contract anniversary has decreased to $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the EDB Annual Increase Rate on the eighth contract anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future contract anniversaries, the Annual Increase Amount will continue to grow at the EDB Annual Increase Rate annually (provided the EDB rider continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the contract anniversary prior to your 91st birthday. Also, because there are no further Optional Step-Ups, the EDB rider charge will remain at its current level.


[GRAPHIC APPEARS HERE]

(5) REQUIRED MINIMUM DISTRIBUTION EXAMPLES


The following examples only apply to IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2013 and the EDB rider is selected. Assume that on the first contract anniversary (September 1, 2014), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2014 with respect to this contract is $6,000, and the required minimum distribution amount for 2015 with respect to this contract is $7,200. Assume that on both the first contract anniversary (September 1, 2014) and the second contract anniversary (September 1, 2015) the Account Value is $100,000. On the second contract anniversary, the annual increase rate is the greater of:


     (a) the EDB Annual Increase Rate; or


     (b) the required minimum distribution rate (as defined below).


The required minimum distribution rate equals the greater of:


 (1) the required minimum distribution amount for 2014 ($6,000) or for 2015 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2014 ($100,000);


 (2a) if the contract Owner enrolls only in the Automated Required Minimum
                                    ----
     Distribution Program, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Program, divided by the Annual Increase Amount at the beginning of the Contract Year; or


 (2b) if the contract Owner enrolls in both the Systematic Withdrawal Program
                                       ----
     and the Automated Required Minimum Distribution Program, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and
     (ii) the Automated Required Minimum Distribution Program (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


Because $7,200 (the required minimum distribution amount for 2015) is greater than $6,000 (the required minimum distribution amount for 2014), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


     (i) Withdrawals Through the Automated Required Minimum Distribution
         ---------------------------------------------------------------
Program
-------


If the contract Owner enrolls in the Automated Required Minimum Distribution Program and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2014 through August 2015). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Program, on September 1, 2015, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Program ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 =
$100,400.


(Why does the contract Owner receive $6,800 under the Automated Required Minimum Distribution Program in this example? From September through December 2014, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2014 divided by 12). From January through August 2015, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2015 divided by 12). The Owner receives $2,000 in 2014 and $4,800 in 2015, for a total of $6,800.)


     (ii) Withdrawals Outside the Automated Required Minimum Distribution
          ---------------------------------------------------------------
Program
-------


If the contract Owner withdraws the $6,000 required minimum distribution amount for 2014 in December 2014 and makes no other withdrawals from September 2014 through August 2015, the Annual Increase Amount on September 1, 2015 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

If the contract Owner withdraws the $7,200 required minimum distribution amount for 2015 in January 2015 and makes no other withdrawals from September 2014 through August 2015, the Annual Increase Amount on September 1, 2015 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.


     (iii) Withdrawals in Excess of the Required Minimum Distribution Amounts
           ------------------------------------------------------------------


Assume the contract Owner withdraws $7,250 on September 1, 2014 and makes no other withdrawals before the second contract anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2014 and 2015, the annual increase rate will be equal to the EDB Annual Increase Rate (as shown in the EDB Rate Table). On September 1, 2014, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750).
Assuming no other Purchase Payments or withdrawals are made before the second contract anniversary, the Annual Increase Amount on the second contract anniversary (September 1, 2015) will be $92,750 increased by the EDB Annual Increase Rate.


     (iv) No Withdrawals
          --------------


If the contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this contract, the Annual Increase Amount on September 1, 2015 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2014 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the contract ($0).